As filed with the Securities and Exchange
                             Commission on April 28, 2009

                                                              File Nos. 33-18647
                                                                        811-5398

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                        Post-Effective Amendment No. 49               X

                                     and/or

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 50                       X

             ------------------------------------------------------

              ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 221-5672

      --------------------------------------------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105

                    (Name and address of agent for service)
                             Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

          It is proposed that this filing will become effective (check appropriate box)

          [ ]  Immediately upon filing pursuant to paragraph (b)
          [X]  On May 1, 2009 pursuant to paragraph (b)
          [ ]  60 days after filing pursuant to paragraph (a)(1)
          [ ]  On (date) pursuant to paragraph (a)(1)
          [ ]  75 days after filing pursuant to paragraph (a)(2)
          [ ]  On (date) pursuant to paragraph (a) of Rule 485

          If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VARIABLE PRODUCTS SERIES FUND


 PROSPECTUS  |  MAY 1, 2009


 AllianceBernstein Variable Products Series Fund, Inc.
 Class A Prospectus


AllianceBernstein VPS
   [graphic]Money Market Portfolio                 [graphic]Small Cap Growth Portfolio
   [graphic]Intermediate Bond Portfolio            [graphic]Real Estate Investment Portfolio
   [graphic]Large Cap Growth Portfolio             [graphic]International Value Portfolio
   [graphic]Growth and Income Portfolio            [graphic]Small/Mid Cap Value Portfolio
   [graphic]Utility Income Portfolio               [graphic]Value Portfolio
   [graphic]Growth Portfolio                       [graphic]Wealth Appreciation Strategy Portfolio
   [graphic]International Growth Portfolio         [graphic]Balanced Wealth Strategy Portfolio
   [graphic]Global Thematic Growth Portfolio


 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCEBERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                 Page
SUMMARY INFORMATION.............................   4
RISKS SUMMARY...................................  36
FEES AND EXPENSES OF THE PORTFOLIOS.............  39
INVESTING IN THE PORTFOLIOS.....................  42
MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
INVESTMENTS.....................................  45
MANAGEMENT OF THE PORTFOLIOS....................  56
DIVIDENDS, DISTRIBUTIONS AND TAXES..............  65
GLOSSARY........................................  66
FINANCIAL HIGHLIGHTS............................  67
APPENDIX A--BOND RATINGS........................ A-1
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION..................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund (the "Fund"). The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 45.


PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE
  A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments may typically have a lower return than a riskier investment. In other words, you may get a higher return if your investments have more risk.

  The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk or credit risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk or small- and mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, forwards, options and swaps.


                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.


                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value ("NAV") to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's NAV would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as the governments of other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.


CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios' Adviser:

..  investment grade; or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities tend to be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will result in an approximately 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.


General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments, including approximately 103 mutual funds.


.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change these policies without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Money Market Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.


The Portfolio is a "money market fund" that seeks to maintain a stable NAV of $1.00 per share although there is no guarantee that the Portfolio will maintain an NAV of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.


The Portfolio may invest in:


.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;


.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.


The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors (the "Board").

The Board has approved the participation by the Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was extended to April 30, 2009. The term of the Program was recently further extended to September 18, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio "breaks the buck", meaning that the stable NAV of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Portfolio's shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Portfolio is required to pay a fee to the Treasury for its participation in the Program based on the Portfolio's aggregate NAV on September 19, 2008. The fee for the Portfolio's continued participation in the program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its continued participation in the Program until April 30, 2009 of 0.015% both of which were based on the Portfolio's aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Portfolio's asset base over the entire extended Program term.


PRINCIPAL RISKS


..Interest Rate Risk   .Non-U.S. (Foreign) Risk

..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



           1 Year 5 Years 10 Years
----------------------------------
Portfolio   1.90%  2.69%    2.92%
----------------------------------


You may obtain the most current seven-day yield information of the Portfolio by calling 800-824-1916 or your financial intermediary.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
4.68   5.90   3.57    1.10   0.53    0.71    2.35    4.22     4.35    1.90


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.52%, 3rd quarter, 2000; and Worst quarter was up 0.10%, 4th quarter, 2003.

AllianceBernstein VPS Intermediate Bond Portfolio

--------------------------------------------------------------------------------


OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS




..Market Risk               .Currency Risk

..Interest Rate Risk        .Emerging Market Risk

..Credit Risk               .Prepayment Risk

..Inflation Risk            .Derivatives Risk

..Non-U.S. (Foreign) Risk   .Leverage Risk



Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2008)



                                            1 Year 5 Years 10 Years
-------------------------------------------------------------------
Portfolio                                   -6.38%  1.54%    3.52%
-------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index   5.24%  4.65%    5.63%
-------------------------------------------------------------------



BAR CHART
--------------------------------------------------------------------------------

                                  [BAR CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
-2.45  11.08  7.88    7.79   3.89    3.77    1.98    3.93     4.85    -6.38

You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.62%, 3rd quarter, 2001; and Worst quarter was down -4.23%, 3rd quarter, 2008.

AllianceBernstein VPS Large Cap Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.02 billion to approximately $421.80 billion as of December 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily upon the fundamental research and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.


PRINCIPAL RISKS


..Market Risk   .Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                              1 Year  5 Years 10 Years
------------------------------------------------------
Portfolio                     -39.66%  -3.06%  -3.91%
------------------------------------------------------
Russell 1000(R) Growth Index  -38.44%  -3.42%  -4.27%
------------------------------------------------------
S&P 500 Index                 -37.00%  -2.19%  -1.38%
------------------------------------------------------


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
32.32 -16.58 -17.21  -30.64  23.67   8.62    15.14   -0.44    13.92  -39.66


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 21.58%, 4th quarter, 1999; and Worst quarter was down -19.83%, 4th quarter, 2008.

AllianceBernstein VPS Growth and Income Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.


In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is an attractive stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                             1 Year  5 Years 10 Years
-----------------------------------------------------
Portfolio                    -40.60%  -3.06%   1.19%
-----------------------------------------------------
Russell 1000(R) Value Index  -36.85%  -0.79%   1.36%
-----------------------------------------------------


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
11.37  13.89  0.36   -22.05  32.50   11.46   4.87    17.29    5.12   -40.60




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 17.55%, 2nd quarter, 2003; and Worst quarter was down -20.17%, 4th quarter, 2008.

AllianceBernstein VPS Utility Income Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is current income and long-term growth of capital.


The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utilities industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.


The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk            .Credit Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns
(For the periods ended December 31, 2008)



                         1 Year  5 Years 10 Years
-------------------------------------------------
Portfolio                -36.59%  6.74%    2.92%
-------------------------------------------------
S&P 500 Utilities Index  -28.98%  8.29%    2.72%
-------------------------------------------------


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00      01      02     03      04      05      06       07      08
----   ----    ----    ----   ----    ----    ----    ----     ----    ----
19.40  11.44  -22.50  -22.12  19.88   24.33   16.05   23.76    22.35  -36.59



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 14.55%, 2nd quarter, 2003; and Worst quarter was down -22.49%, 3rd quarter, 2008.

AllianceBernstein VPS Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's U.S. Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies.


PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                               1 Year  5 Years 10 Years
-------------------------------------------------------
Portfolio                      -42.43%  -3.73%  -3.76%
-------------------------------------------------------
Russell 1000(R) Growth Index*  -38.44%  -3.42%  -4.27%
-------------------------------------------------------
Russell 3000(R) Growth Index   -38.44%  -3.33%  -4.01%
-------------------------------------------------------



*The Portfolio's broad-based index used for comparison purposes has been changed from the Russell 3000(R) Growth Index to the Russell 1000(R) Growth Index because the new index more closely reflects the Portfolio's anticipated risk and return patterns.


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00      01      02     03      04      05      06       07      08
----   ----    ----    ----   ----    ----    ----    ----     ----    ----
34.47 -17.51  -23.47  -28.08  35.06   14.73   11.97   -1.07    13.02  -42.43



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 26.66%, 4th quarter, 1999; and Worst quarter was down -23.11%, 1st quarter, 2001.

AllianceBernstein VPS International Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process.

Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, healthcare, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's International Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 100-130 companies.


PRINCIPAL RISKS



..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                        1 Year  5 Years 10 Years
----------------------------------------------------------------
Portfolio                               -48.85%  2.88%    4.83%
----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Gross)  -45.24%  3.00%    2.27%
----------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)*      -43.56%  1.91%    1.18%
----------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)*   -45.53%  2.56%     N/A
----------------------------------------------------------------


*The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
 (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                                   [BAR CHART]

                              Calendar Year End (%)

 99      00       01     02     03      04      05       06       07      08
----    ----     ----   ----   ----    ----    ----     ----     ----    ----
58.83  -22.99  -17.30  -4.19   43.46   24.27   20.84   27.04    18.13  -48.85



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 34.70%, 4th quarter, 1999; and Worst quarter was down -27.30%, 3rd quarter, 2008.

AllianceBernstein VPS Global Thematic Growth Portfolio

--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio's investment objective is long-term growth of capital.

The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into our broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Portfolio's investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.


PRINCIPAL RISKS



..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


Effective May 1, 2009, the Portfolio changed its name from AllianceBernstein Global Technology Portfolio to AllianceBernstein Global Thematic Growth Portfolio, eliminated its policy to invest at least 80% of its assets in companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements, and adopted its current investment strategy. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                            1 Year  5 Years 10 Years
----------------------------------------------------
Portfolio                   -47.37%  -5.53%  -4.19%
----------------------------------------------------
MSCI AC World Index (Net)*  -42.19%  -0.06%    N/A
----------------------------------------------------
MSCI World Index (Net)*     -40.71%  -0.51%  -0.64%
----------------------------------------------------



*The MSCI AC World Index (Net) and the MSCI World Index (Net) reflect no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes. The Portfolio's broad-based index used for comparison purposes has changed from the MSCI World Index (Net) to the MSCI AC World Index (Net) because the new index more closely resembles its investments.


BAR CHART
--------------------------------------------------------------------------------


                                   [BAR CHART]

                              Calendar Year End (%)

  99      00      01      02      03      04      05      06     07       08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 75.71  -21.52  -25.23  -41.70   44.18   5.38    3.86    8.64   20.20  -47.37




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 47.67%, 4th quarter, 1999; and Worst quarter was down -35.20%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2008, there were approximately 4,800 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.8 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings are not fully reflected in current market valuations.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies.


PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                              1 Year  5 Years 10 Years
------------------------------------------------------
Portfolio                     -45.54%  -3.68%  -2.11%
------------------------------------------------------
Russell 2000(R) Growth Index  -38.54%  -2.35%  -0.76%
------------------------------------------------------

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
17.08  -6.09 -12.75  -31.77  48.90   14.55   5.24    10.69    14.08  -45.54


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 25.28%, 4th quarter, 2001; and Worst quarter was down -29.52%, 4th quarter, 2008.

AllianceBernstein VPS Real Estate Investment Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operations companies, or REOCs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.


The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS



..Market Risk            .Prepayment Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

..Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                               1 Year  5 Years 10 Years
-------------------------------------------------------
Portfolio                      -35.68%  2.40%    7.92%
-------------------------------------------------------
FTSE NAREIT Equity REIT Index  -37.73%  0.91%    7.42%
-------------------------------------------------------

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
-5.11  26.69  10.79   2.60   39.30   35.63   11.67   35.23   -14.53  -35.68




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 16.79%, 4th quarter, 2004; and Worst quarter was down -36.87%, 4th quarter, 2008.

AllianceBernstein VPS International Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its larger internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Portfolio does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. A security will generally be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities," and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS



..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                           Since
                         1 Year  5 Years Inception*
---------------------------------------------------
Portfolio                -53.18%  -0.38%    3.76%
---------------------------------------------------
MSCI EAFE Index (Net)**  -43.38%   1.66%    0.95%
---------------------------------------------------


* Since Inception return information is from May 10, 2001.

**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                                    [BAR CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
n/a    n/a    n/a    -5.15   44.36   25.12   16.92   35.36    5.84   -53.18



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 23.95%, 2nd quarter, 2003; and Worst quarter was down -28.76%, 4th quarter, 2008.

AllianceBernstein VPS Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2008, there were approximately 2,505 small- to mid-capitalization companies, representing a market capitalization range from nearly $167 million to approximately $6.8 billion.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Capitalization Risk       .Derivatives Risk

..Non-U.S. (Foreign) Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                               Since
                             1 Year  5 Years Inception*
-------------------------------------------------------
Portfolio                    -35.58%  -0.89%    4.65%
-------------------------------------------------------
Russell 2500(R) Value Index  -31.99%  -0.15%    4.15%
-------------------------------------------------------
Russell 2500(R) Index        -36.79%  -0.98%    1.80%
-------------------------------------------------------


*Since Inception return information is from May 2, 2001.
BAR CHART
--------------------------------------------------------------------------------


                                   [BAR CHART]

                              Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
n/a    n/a    n/a    -6.20   41.26   19.30   6.91    14.42    1.71   -35.58



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 20.35%, 2nd quarter, 2003; and Worst quarter was down -26.95%, 4th quarter, 2008.

AllianceBernstein VPS Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Additionally, Bernstein monitors a number of quantitative valuation metrics as well as relative return trends. The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                               Since
                             1 Year  5 Years Inception*
-------------------------------------------------------
Portfolio                    -40.83% -3.84%    2.34%
-------------------------------------------------------
Russell 1000(R) Value Index  -36.85% -0.79%    4.78%
-------------------------------------------------------


*Since Inception return information is from July 22, 2002.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
n/a    n/a    n/a     n/a    28.94   12.77   5.74    21.32   -3.95  -40.83



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 16.60%, 2nd quarter, 2003; and Worst quarter was down -21.97%, 4th quarter, 2008.

AllianceBernstein VPS Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research. Normally, the Adviser's targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks (50% each).

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long- term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the U.S. The Adviser will also allow the relative weightings of the Portfolio's growth and value components and U.S. and non-U.S. components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the portfolio. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Portfolio may invest in real estate investment trusts, or REITs, and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS



..Market Risk               .Allocation Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                     Since
                           1 Year  Inception*
---------------------------------------------
Portfolio                  -43.22%   -3.96%
---------------------------------------------
S&P 500 Stock Index        -37.00%   -2.93%
---------------------------------------------
MSCI EAFE Index (Net)**    -43.38%    0.84%
---------------------------------------------
70% S&P 500 Stock Index/
30% MSCI EAFE Index (Net)  -38.88%   -1.74%
---------------------------------------------


* Since Inception return information is from July 1, 2004.

**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
n/a    n/a    n/a     n/a     n/a     n/a    11.22   17.60    5.00   -43.22


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 8.24%, 4th quarter, 2006; and Worst quarter was down -22.95%, 4th quarter, 2008.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the U.S. The Adviser will also allow the relative weightings of the Portfolio's equity and debt, growth and value, and U.S. and non-U.S. component to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the Portfolio. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of the Adviser's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments for the Portfolio, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-protected securities). These fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade.


The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk               .Currency Risk

..Interest Rate Risk        .Allocation Risk

..Credit Risk               .Capitalization Risk

..Non-U.S. (Foreign) Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                          Since
                                                1 Year  Inception*
------------------------------------------------------------------
Portfolio                                       -30.01%   -0.78%
------------------------------------------------------------------
S&P 500 Stock Index                             -37.00%   -2.93%
------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index        5.24%    5.07%
------------------------------------------------------------------
60% S&P 500 Stock Index/
40% Barclays Capital U.S. Aggregate Bond Index  -22.06%    0.43%
------------------------------------------------------------------


*Since Inception return information is from July 1, 2004.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

 99     00     01      02     03      04      05      06       07      08
----   ----   ----    ----   ----    ----    ----    ----     ----    ----
n/a    n/a    n/a     n/a     n/a     n/a    7.30    13.92    5.55   -30.01


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 6.19%, 4th quarter, 2006; and Worst quarter was down -14.72%, 4th quarter, 2008.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.


INTEREST RATE RISK

Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.


CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase of the security, which may affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for Portfolios that invest a significant portion of its assets in fixed-income securities with longer maturities.


INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

CAPITALIZATION RISK

This is the risk of investments in small- and mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.


NON-U.S. (FOREIGN) RISK

A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.

CURRENCY RISK

This is the risk that changes in non-U.S. (foreign) currency rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) or other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.


PREPAYMENT RISK

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK
The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's NAV.

DERIVATIVES RISK

This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

LEVERAGE RISK
When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts, or by borrowing money.


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivatives-based securities and privately-issued mortgage-related securities and other asset-backed securities, which do not have a government or government-sponsored entity guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

ALLOCATION RISK

The allocation of investments among different investment styles, such as growth or value, equity and debt securities, or U.S. and non-U.S. securities, may have a more significant effect on the Portfolio's NAV when one of these asset classes is performing more poorly than the other.


MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there is no guarantee that its techniques will produce the intended results.


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Non-U.S.
                                                          Market Interest  Credit Inflation  Industry/  Capitaliza- (Foreign)
Portfolio                                                  Risk  Rate Risk  Risk    Risk    Sector Risk  tion Risk    Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                             .       .                                          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio               .        .       .        .                                 .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio               .                                    .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                  .        .       .                   .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                          .                                                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio            .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio          .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                .                                                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio          .        .       .                   .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio             .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio             .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                           .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio    .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio        .        .       .                               .          .
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                          Emerging
                                                           Market
Portfolio                                                   Risk
------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio                .
------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio
------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio
------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio
------------------------------------------------------------------
AllianceBernstein Growth Portfolio
------------------------------------------------------------------
AllianceBernstein International Growth Portfolio             .
------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio           .
------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio
------------------------------------------------------------------
AllianceBernstein International Value Portfolio              .
------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio
------------------------------------------------------------------
AllianceBernstein Value Portfolio
------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio
------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                    Pre-    Focused
                                                          Currency payment Portfolio Derivatives Leverage Allocation  Manage-
Portfolio                                                   Risk    Risk     Risk       Risk       Risk      Risk    ment Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                                                                 .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio                .        .                   .         .                    .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                                   .                                         .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                   .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                                       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio             .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio           .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                                                                             .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio           .        .                                                  .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio              .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/ Mid Cap Value Portfolio             .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                            .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio     .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio         .                                                .          .
------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                   AllianceBernstein VPS Money Market Portfolio
                   Operating Expenses
                   -------------------------------------------------
                   Management Fees                           .45%
                   -------------------------------------------------
                   Other Expenses                            .51%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses        .96%
                   -------------------------------------------------

                   Examples
                   -------------------------------------------------
                   After 1 year                               $98
                   -------------------------------------------------
                   After 3 years                             $306
                   -------------------------------------------------
                   After 5 years                             $531
                   -------------------------------------------------
                   After 10 years                          $1,178
                   -------------------------------------------------

                   AllianceBernstein VPS Intermediate Bond Portfolio
                   Operating Expenses
                   --------------------------------------------------
                   Management Fees                           .45%
                   -------------------------------------------------
                   Other Expenses                            .19%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses        .64%
                   -------------------------------------------------

                   Examples
                   -------------------------------------------------
                   After 1 year                               $65
                   -------------------------------------------------
                   After 3 years                             $205
                   -------------------------------------------------
                   After 5 years                             $357
                   -------------------------------------------------
                   After 10 years                            $798
                   -------------------------------------------------


                   AllianceBernstein VPS Large Cap Growth Portfolio
                   Operating Expenses
                   -------------------------------------------------
                   Management Fees                           .75%
                   -------------------------------------------------
                   Other Expenses                            .09%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses        .84%
                   -------------------------------------------------

                   Examples
                   -------------------------------------------------
                   After 1 year                               $86
                   -------------------------------------------------
                   After 3 years                             $268
                   -------------------------------------------------
                   After 5 years                             $466
                   -------------------------------------------------
                   After 10 years                          $1,037
                   -------------------------------------------------

                   AllianceBernstein VPS Growth and Income Portfolio
                   Operating Expenses
                   --------------------------------------------------
                   Management Fees                           .55%
                   -------------------------------------------------
                   Other Expenses                            .07%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses        .62%
                   -------------------------------------------------

                   Examples
                   -------------------------------------------------
                   After 1 year                               $63
                   -------------------------------------------------
                   After 3 years                             $199
                   -------------------------------------------------
                   After 5 years                             $346
                   -------------------------------------------------
                   After 10 years                            $774
                   -------------------------------------------------

                   AllianceBernstein VPS Utility Income Portfolio
                   Operating Expenses*
                   ----------------------------------------------------
                   Management Fees                              .55%
                   ----------------------------------------------------
                   Other Expenses                               .73%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses          1.28%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                 $130
                   ----------------------------------------------------
                   After 3 years                                $406
                   ----------------------------------------------------
                   After 5 years                                $702
                   ----------------------------------------------------
                   After 10 years                             $1,545
                   ----------------------------------------------------

                   AllianceBernstein VPS Growth Portfolio
                   Operating Expenses*
                   ----------------------------------------------------
                   Management Fees                              .75%
                   ----------------------------------------------------
                   Other Expenses                               .31%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses          1.06%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                 $108
                   ----------------------------------------------------
                   After 3 years                                $337
                   ----------------------------------------------------
                   After 5 years                                $585
                   ----------------------------------------------------
                   After 10 years                             $1,294
                   ----------------------------------------------------

                   AllianceBernstein VPS International Growth Portfolio
                   Operating Expenses*
                   -----------------------------------------------------
                   Management Fees                              .75%
                   ----------------------------------------------------
                   Other Expenses                               .35%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses          1.10%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                 $112
                   ----------------------------------------------------
                   After 3 years                                $350
                   ----------------------------------------------------
                   After 5 years                                $606
                   ----------------------------------------------------
                   After 10 years                             $1,340
                   ----------------------------------------------------

                   AllianceBernstein VPS Global Thematic Growth Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                              .75%
                   ----------------------------------------------------
                   Other Expenses                               .29%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses          1.04%
                   ----------------------------------------------------

                   Examples
                   ----------------------------------------------------
                   After 1 year                                 $106
                   ----------------------------------------------------
                   After 3 years                                $331
                   ----------------------------------------------------
                   After 5 years                                $574
                   ----------------------------------------------------
                   After 10 years                             $1,271
                   ----------------------------------------------------


                   AllianceBernstein VPS Small Cap Growth Portfolio
                   Operating Expenses*
                   ------------------------------------------------------
                   Management Fees                                .75%
                   ------------------------------------------------------
                   Other Expenses                                1.05%
                   ------------------------------------------------------
                   Total Portfolio Operating Expenses            1.80%
                   ------------------------------------------------------

                   Examples
                   ------------------------------------------------------
                   After 1 year                                   $183
                   ------------------------------------------------------
                   After 3 years                                  $566
                   ------------------------------------------------------
                   After 5 years                                  $975
                   ------------------------------------------------------
                   After 10 years                               $2,116
                   ------------------------------------------------------

                   AllianceBernstein VPS Real Estate Investment Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                                .55%
                   ------------------------------------------------------
                   Other Expenses                                 .90%
                   ------------------------------------------------------
                   Total Portfolio Operating Expenses            1.45%
                   ------------------------------------------------------

                   Examples
                   ------------------------------------------------------
                   After 1 year                                   $148
                   ------------------------------------------------------
                   After 3 years                                  $459
                   ------------------------------------------------------
                   After 5 years                                  $792
                   ------------------------------------------------------
                   After 10 years                               $1,735
                   ------------------------------------------------------

                   AllianceBernstein VPS International Value Portfolio
                   Operating Expenses
                   ------------------------------------------------------
                   Management Fees                                .75%
                   ------------------------------------------------------
                   Other Expenses                                 .06%
                   ------------------------------------------------------
                   Total Portfolio Operating Expenses             .81%
                   ------------------------------------------------------

                   Examples
                   ------------------------------------------------------
                   After 1 year                                    $83
                   ------------------------------------------------------
                   After 3 years                                  $259
                   ------------------------------------------------------
                   After 5 years                                  $450
                   ------------------------------------------------------
                   After 10 years                               $1,002
                   ------------------------------------------------------

                   AllianceBernstein VPS Small/Mid Cap Value Portfolio
                   Operating Expenses
                   ------------------------------------------------------
                   Management Fees                                .75%
                   ------------------------------------------------------
                   Other Expenses                                 .11%
                   ------------------------------------------------------
                   Total Portfolio Operating Expenses             .86%
                   ------------------------------------------------------

                   Examples
                   ------------------------------------------------------
                   After 1 year                                    $88
                   ------------------------------------------------------
                   After 3 years                                  $274
                   ------------------------------------------------------
                   After 5 years                                  $477
                   ------------------------------------------------------
                   After 10 years                               $1,061
                   ------------------------------------------------------

                AllianceBernstein VPS Value Portfolio
                Operating Expenses*
                ------------------------------------------------
                Management Fees                             .55%
                ------------------------------------------------
                Other Expenses                              .19%
                ------------------------------------------------
                Total Portfolio Operating Expenses          .74%
                ------------------------------------------------

                Examples
                ------------------------------------------------
                After 1 year                                 $76
                ------------------------------------------------
                After 3 years                               $237
                ------------------------------------------------
                After 5 years                               $411
                ------------------------------------------------
                After 10 years                              $918
                ------------------------------------------------

                AllianceBernstein VPS Wealth
                Appreciation Strategy Portfolio
                Operating Expenses
                ------------------------------------------------
                Management Fees                             .65%
                ------------------------------------------------
                Other Expenses                             1.46%
                ------------------------------------------------
                Total Portfolio Operating Expenses         2.11%
                ------------------------------------------------
                Waiver and/or Expense Reimbursement (a)  (1.21)%
                ------------------------------------------------
                Net Expenses                                .90%
                ------------------------------------------------

                Examples
                ------------------------------------------------
                After 1 year                                 $92
                ------------------------------------------------
                After 3 years (b)                           $544
                ------------------------------------------------
                After 5 years (b)                         $1,023
                ------------------------------------------------
                After 10 years (b)                        $2,345
                ------------------------------------------------


                AllianceBernstein VPS Balanced
                Wealth Strategy Portfolio
                Operating Expenses
                -----------------------------------------------
                Management Fees                            .55%
                -----------------------------------------------
                Other Expenses                             .23%
                -----------------------------------------------
                Total Portfolio Operating Expenses         .78%
                -----------------------------------------------
                Waiver and/or Expense Reimbursement (a)  (.03)%
                -----------------------------------------------
                Net Expenses                               .75%
                -----------------------------------------------

                Examples
                -----------------------------------------------
                After 1 year                                $77
                -----------------------------------------------
                After 3 years (b)                          $246
                -----------------------------------------------
                After 5 years (b)                          $430
                -----------------------------------------------
                After 10 years (b)                         $963
                -----------------------------------------------



(a)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2010 for each of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by the Adviser for additional one-year terms.

(b)The example assumes that the Adviser's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond May 1, 2010.

* The expense information in the table has been restated to reflect current expenses (i.e., annualized fiscal year-to-date expenses as of February 28, 2009) based on lower assets under management. The expense information differs from the expense information included in the Financial Highlights section on pages 67-74, which is based on amounts incurred and higher average net assets during the fiscal year ended December 31, 2008. Actual expenses may be higher or lower than those shown.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.


ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.


Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $700,000. In 2008, ABI paid additional payments of approximately $700,000 for the Portfolios.


  If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

  Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  AIG SunAmerica
  Genworth Financial
  ING
  Lincoln Financial Distributors
  Merrill Lynch
  Pacific Life Insurance Company
  Phoenix Life Insurance Company
  Prudential Financial
  RiverSource Distributors
  Sun Life Financial
  Transamerica Capital


Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.


Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.


Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by a Portfolio.


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MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.


The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:


 - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against


                                                                             45

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   fluctuations in exchange rates, although if rates move adversely, a
   Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:


 - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

 - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.


 - Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for full payment of the obligation. If the reference obligation is a defaulted security, physical delivery will cause a Portfolio to hold a defaulted security. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

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 - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.


..  Other Derivatives and Strategies.


 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

   A Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.


   A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.


 - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred

                                                                             47

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   stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

CONVERTIBLE SECURITIES
Convertible securities include bonds, debentures, corporate notes and preferred stock, which are convertible at a stated exchange rate into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made,

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but payment for and delivery of the securities take place at a later date.
Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Commission Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


INVESTMENT IN OTHER INVESTMENT COMPANIES
A Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and

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price of the mortgage- backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.


Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Portfolio does not intend to invest in residual interests.

OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties, increases in competition property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

ADDITIONAL RISK CONSIDERATIONS FOR INVESTMENTS IN THE UTILITY INDUSTRY
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES
A Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an

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amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

NON-U.S. (FOREIGN) SECURITIES

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the U.S.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a


                                                                             53

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Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


NON-U.S. (FOREIGN) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

FIXED-INCOME SECURITIES
The value of a Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreement, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the NAV of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.


INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

UNRATED SECURITIES
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the

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


securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

SOVEREIGN DEBT OBLIGATIONS

No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES

A Portfolio may invest in smaller, less-seasoned companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.


FUTURE DEVELOPMENTS
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2008, totaling more than $462 billion (of which over $65 billion represented assets of investment companies). As of December 31, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 36 registered investment companies managed by the Adviser, comprising 103 separate investment portfolios, with approximately 4.0 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2008, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                           Fee as a percentage of
Portfolio                                                 average daily net assets*
-----------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                             .45%
AllianceBernstein Intermediate Bond Portfolio                        .45%
AllianceBernstein Large Cap Growth Portfolio                         .75%
AllianceBernstein Growth and Income Portfolio                        .55%
AllianceBernstein Utility Income Portfolio                           .55%
AllianceBernstein Growth Portfolio                                   .75%
AllianceBernstein International Growth Portfolio                     .75%
AllianceBernstein Global Thematic Growth Portfolio                   .75%
AllianceBernstein Small Cap Growth Portfolio                         .75%
AllianceBernstein Real Estate Investment Portfolio                   .55%
AllianceBernstein International Value Portfolio                      .75%
AllianceBernstein Small/Mid Cap Value Portfolio                      .75%
AllianceBernstein Value Portfolio                                    .55%
AllianceBernstein Wealth Appreciation Strategy Portfolio               0%
AllianceBernstein Balanced Wealth Strategy Portfolio                 .54%


*See "Fees and Expenses of the Portfolios" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders (in the case of AllianceBernstein Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio) or in the Portfolio's semi-annual report to shareholders (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since
2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

The day-to-day management of, and investment decisions for, the AllianceBernstein Intermediate Bond Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                               Principal Occupation During
Employee; Year; Title                            the Past Five (5) Years
---------------------------------------------------------------------------------
Paul J. DeNoon; since March 2009; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.

Shawn E. Keegan; since April 2007; Vice   Vice President of the Adviser, with
President of the Adviser                  which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.

Joran Laird; since April 2007; Vice       Vice President of the Adviser, with
President of the Adviser                  which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.


                                                   Principal Occupation During
Employee; Year; Title                                the Past Five (5) Years
--------------------------------------------------------------------------------------
Alison M. Martier; since April 2007; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Director   with which she has been associated in
of Fixed-Income Senior Portfolio             a substantially similar capacity to her
Management Team                              current position since prior to 2004,
                                             and Director of Fixed-Income Senior
                                             Portfolio Management Team.

Douglas J. Peebles; since November 2007;     Executive Vice President of the Adviser,
Executive Vice President of the Adviser,     with which he has been associated in a
Chief Investment Officer and Head of         substantially similar capacity to his
Fixed-Income                                 current position since prior to 2004,
                                             Chief Investment Officer and Head of
                                             Fixed-Income.

Greg J. Wilensky; since April 2007; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2004.





The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2004. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition,
Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's industry focused equity analysts in the U.S. and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
----------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2004.

Frank V. Caruso; since December 2008;      (see above)
Senior Vice President of the Adviser


                                                Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
------------------------------------------------------------------------------------
Lisa A. Shalett; since December 2008;    Executive Vice President of the Adviser,
Executive Vice President of the Adviser  with which she has been associated in a substantially similar capacity to her
                                         current position since prior to 2004. In
                                         February 2007, she joined the
                                         management team of Alliance Growth
                                         Equities as the Global Research Director
                                         and was named Global Head of Growth
                                         Equities in January 2008. For the four
                                         years prior, Ms. Shalett was Chair and
                                         Chief Executive Officer of Sanford C.
                                         Bernstein LLC, the firm's institutional
                                         research brokerage business.

P. Scott Wallace; since December 2008;   Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2004.

Vadim Zlotnikov; since December 2008;    Executive Vice President of the Adviser,
Executive Vice President of the Adviser  and Chief Investment Officer of Growth
                                         Equities and Head of Growth Portfolio
                                         Analytics since January 2008. Prior
                                         thereto, he was the Chief Investment
                                         Strategist for Sanford C. Bernstein's
                                         institutional research unit since prior to
                                         2004.



The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Portfolio's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years.



                                                 Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
-----------------------------------------------------------------------------------
Catherine D. Wood; since May 2009;         Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which she has been associated in
                                           a substantially similar capacity to her
                                           current position since prior to 2004.
                                           Ms. Wood is also the Chief Investment
                                           Officer of Strategic Research.

Stephen Tong; since May 2009; Senior Vice  Associate Director of Global Growth
President of the Adviser                   Research of the Adviser since December
                                           2007. Prior thereto, he was Chief
                                           Executive Officer of AllianceBernstein
                                           Japan from March 2007 until December
                                           2007. Prior thereto, he was Director of
                                           Japan Growth Research for
                                           AllianceBernstein Japan since prior to
                                           2004.

                                                  Principal Occupation During
Employee; Year; Title                               the Past Five (5) Years
-------------------------------------------------------------------------------------
Amy P. Raskin; since May 2009; Senior       Senior Vice President of the Adviser,
Vice President of the Adviser               with which she has been associated in
                                            a substantially similar capacity to her
                                            current position since prior to 2004.
                                            She is also Director of Research on
                                            Strategic Change since 2006 and
                                            Director of Early Stage Growth Unit
                                            since 2008.

Joseph G. Carson; since May 2009; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004 and
                                            Director of Global Economic Research
                                            on Fixed-Income.

Lisa A. Shalett; since May 2009; Executive  (see above)
Vice President of the Adviser

Vadim Zlotnikov; since May 2009;            (see above)
Executive Vice President of the Adviser





The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to his/her respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's International Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the members of the International Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



Employee; Year; Title;                            Principal Occupation During
Underlying Investment Team                          the Past Five (5) Years
-------------------------------------------------------------------------------------
Gregory Eckersley; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Robert W. Scheetz; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Christopher M. Toub; since 2005;            Executive Vice President of the Adviser,
Executive Vice President of the Adviser     with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.


The management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.

The following table lists the Investment Policy Groups or Investment Teams, as applicable, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


                                                            Principal
        Portfolio                                     Occupation During the
  and Responsible Group     Employee; Year; Title      Past Five (5) Years
 -----------------------------------------------------------------------------
 AllianceBernstein         Raymond J. Papera; since  Senior Vice President of
 Money Market Portfolio    1997; Senior Vice         the Adviser, with which
 Money Market Investment   President of the Adviser  he has been associated
 Team                                                in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2004.

                           Maria R. Cona; since      Vice President of the
                           2005; Vice President of   Adviser, with which she
                           the Adviser               has been associated in a
                                                     substantially similar
                                                     capacity to her current
                                                     position since prior to
                                                     2004.

 AllianceBernstein Small   Bruce K. Aronow; since    Senior Vice President of
 Cap Growth Portfolio      2000; Senior Vice         the Adviser, with which
 Small Cap Growth          President of the Adviser  he has been associated
 Investment Team           and Small Cap Growth      in a substantially
                           Team Leader               similar capacity to his
                                                     current position since
                                                     prior to 2004.

                           N. Kumar Kirpalani;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2004.

                           Samantha S. Lau; since    Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                                                     in a substantially
                                                     similar capacity to her
                                                     current position since
                                                     prior to 2004.


                                                            Principal
        Portfolio                                     Occupation During the
  and Responsible Group     Employee; Year; Title      Past Five (5) Years
 -----------------------------------------------------------------------------
                           Wen-Tse Tseng; since      Vice President of the
                           2006; Vice President of   Adviser, with which he
                           the Adviser               has been associated
                                                     since March 2006. Prior
                                                     thereto, he was the
                                                     healthcare-sector
                                                     portfolio manager for
                                                     the small-cap growth
                                                     team at William D.
                                                     Witter from September
                                                     2003 to February 2006.
                                                     He also worked at Weiss,
                                                     Peck & Greer, managing
                                                     the healthcare-sector
                                                     with the same team with
                                                     which he worked at
                                                     William D. Witter, from
                                                     April 2002 to August
                                                     2003.

 AllianceBernstein Real    Joseph G. Paul; since     Senior Vice President of
 Estate Investment         2004; Senior Vice         the Adviser, with which
 Portfolio                 President of the Adviser  he has been associated
 REIT Investment Policy                              since prior to 2004. He
 Group                                               is also currently the
                                                     Global Head of
                                                     Diversified Value.
                                                     Previously, he was Chief
                                                     Investment Officer of
                                                     Small- and
                                                     Mid-Capitalization Value
                                                     Equities from July 2002
                                                     until January 2009 and
                                                     Co-Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments from
                                                     July 2004 until January
                                                     2009.

                           Teresa Marziano; since    Senior Vice President of
                           2004; Senior Vice         the Adviser, with which
                           President of the Adviser  she has been associated
                           and Chief Investment      in a substantially
                           Officer of Global Real    similar capacity to her
                           Estate Investments        current position since
                                                     prior to 2004 and Chief
                                                     Investment Officer of
                                                     Global Real Estate
                                                     Investments since July
                                                     2004. Prior thereto, she
                                                     was Co-Chief Investment
                                                     Officer of Global Real
                                                     Estate Investments since
                                                     July 2004 and a Senior
                                                     Analyst of investment
                                                     research at
                                                     Sanford C. Bernstein &
                                                     Co., Inc. ("SCB") since
                                                     prior to 2004.

 AllianceBernstein         Joseph G. Paul; since     (see above)
 International Value       2009; (see above)
 Portfolio
 International Value
 Investment Policy Group

                           Sharon E. Fay; since      Executive Vice President
                           2005; Executive Vice      and Chief Investment
                           President of the Adviser  Officer of Global Value
                           and Chief Investment      Equities and of UK and
                           Officer of Global Value   European Value Equities
                           Equities                  at the Adviser since
                                                     prior to 2004 and the
                                                     head of Value Equities
                                                     at SCB. She has chaired
                                                     the Global Value
                                                     Investment Policy Groups
                                                     since prior to 2004.

                           Kevin F. Simms; since     Senior Vice President of
                           inception; Senior Vice    the Adviser, with which
                           President of the          he has been associated
                           Adviser, Co-Chief         in a substantially
                           Investment Officer of     similar capacity to his
                           International Value       current position since
                           Equities, and Director    prior to 2004 and
                           of Research for           Co-Chief Investment
                           International Value and   Officer of International
                           Global Value Equities     Value Equities at the
                                                     Adviser since 2003. He
                                                     is also Director of
                                                     Research for
                                                     International Value and
                                                     Global Value Equities at
                                                     the Adviser since prior
                                                     to 2004.

                           Henry S. D'Auria; since   Senior Vice President of
                           2003; Senior Vice         the Adviser, with which
                           President of the          he has been associated
                           Adviser, Chief            in a substantially
                           Investment Officer of     similar capacity to his
                           Emerging Markets Value    current position since
                           Equities, and Co-Chief    prior to 2004, Chief
                           Investment Officer of     Investment Officer of
                           International Value       Emerging Markets Value
                           Equities                  Equities since 2002 and
                                                     Co-Chief Investment
                                                     Officer of International
                                                     Value Equities of the
                                                     Adviser since June 2003.

                           Eric J. Franco; since     Senior Vice President of
                           2006; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                                                     in a substantially
                                                     similar capacity to his
                                                     current position since
                                                     prior to 2004.

 AllianceBernstein         Joseph G. Paul; since     (see above)
 Small/Mid Cap Value       2002; (see above)
 Portfolio
 Small/Mid Cap Value
 Investment Policy Group

                           James W. MacGregor;       Senior Vice President of
                           since 2005; Senior Vice   the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of           in a substantially
                           Research--Small- and      similar capacity to his
                           Mid-Cap Value Equities    current position since
                                                     prior to 2004. He is
                                                     also currently Director
                                                     of Research--Small- and
                                                     Mid-Cap Value Equities.

                           Andrew J. Weiner; since   Senior Vice President of
                           2005; Senior Vice         the Adviser, with which
                           President of the Adviser  he has been associated
                           and Senior Research       in a substantially
                           Analyst                   similar capacity to his
                                                     current position since
                                                     prior to 2004. He is
                                                     also a Senior Research
                                                     Analyst.

 AllianceBernstein Value   Marilyn G. Fedak; since   Vice Chairman of
 Portfolio                 inception; Vice Chairman  Investment Services
 North American            of Investment Services    since January 2009.
 Investment Policy Group                             Prior thereto, Executive
                                                     Vice President of the
                                                     Adviser. Head of Value
                                                     Equities Business at SCB
                                                     and Co-Chief Investment
                                                     Officer of U.S. Value
                                                     Equities since prior to
                                                     2004.


                                                             Principal
        Portfolio                                      Occupation During the
  and Responsible Group      Employee; Year; Title      Past Five (5) Years
-------------------------------------------------------------------------------
                            John Mahedy; since 2005;  Senior Vice President of
                            Senior Vice President of  the Adviser, with which
                            the Adviser, Chief        he has been associated
                            Investment Officer of     in a substantially
                            U.S. Large Cap Value and  similar capacity to his
                            North American Value      current position since
                            Equities                  prior to 2004, Chief
                                                      Investment Officer of
                                                      U.S. Large Cap Value and
                                                      North American Value
                                                      Equities since 2003 and
                                                      Director of
                                                      Research--U.S. Value
                                                      Equities until 2008.

                            Christopher W. Marx;      Senior Vice President of
                            since 2005; Senior Vice   the Adviser, with which
                            President of the Adviser  he has been associated
                                                      in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004.

                            John D. Phillips; since   Senior Vice President of
                            2005; Senior Vice         the Adviser, with which
                            President of the Adviser  he has been associated
                                                      in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004.

                            David Yuen; since May     Senior Vice President of
                            2008; Senior Vice         the Adviser, with which
                            President of the Adviser  he has been associated
                            and Director of           in a substantially
                            Research--U.S. Large Cap  similar capacity to his
                            Value Equities            current position since
                                                      prior to 2004. He is
                                                      also Director of
                                                      Research--U.S. Large Cap
                                                      Value Equities.

AllianceBernstein Large     James G. Reilly; since    Executive Vice President
Cap Growth Portfolio        2006; Executive Vice      of the Adviser, with
U.S. Large Cap Growth       President of the Adviser  which he has been
Investment Team                                       associated in a
                                                      substantially similar
                                                      capacity to his current
                                                      position since prior to
                                                      2004. Mr. Reilly has
                                                      been a member of the
                                                      U.S. Large Cap Growth
                                                      Investment Team since
                                                      1988.

                            David P. Handke, Jr.;     Senior Vice President of
                            since 2006; Senior Vice   the Adviser, with which
                            President of the Adviser  he has been associated
                                                      in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004. Mr.
                                                      Handke has been a member
                                                      of the U.S. Large Cap
                                                      Growth Investment Team
                                                      since 1984.

                            P. Scott Wallace; since   Senior Vice President of
                            2006; Senior Vice         the Adviser, with which
                            President of the Adviser  he has been associated
                                                      in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004. Mr.
                                                      Wallace has been a
                                                      member of the U.S. Large
                                                      Cap Growth Investment
                                                      Team since 2001.

                            Michael J. Reilly; since  Senior Vice President of
                            2006; Senior Vice         the Adviser, with which
                            President of the Adviser  he has been associated
                                                      in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004. Mr.
                                                      Reilly has been a member
                                                      of the U.S. Large Cap
                                                      Growth Investment Team
                                                      since 1992.

AllianceBernstein Wealth    Seth J. Masters; since    Executive Vice President
Appreciation Strategy       inception; Executive      of the Adviser, with
Portfolio/AllianceBernstein Senior Vice President of  which he has been
Balanced Wealth Strategy    the Adviser and Chief     associated in a
Portfolio                   Investment Officer of     substantially similar
Multi-Asset                 Blend Strategies and      capacity to his current
Solutions Team              Defined Contribution      position since prior to
                                                      2004 and Chief
                                                      Investment Officer of
                                                      Blend Strategies and
                                                      Defined Contribution.

                            Dokyoung Lee; since July  Senior Vice President of
                            2008; Senior Vice         the Adviser, with which
                            President of the Adviser  he has been associated
                            and Director of           in a similar capacity to
                            Research--Blend           his current position
                            Strategies                since prior to 2004 and
                                                      Director of
                                                      Research--Blend
                                                      Strategies since June
                                                      2008.

                            Thomas J. Fontaine;       Senior Vice President of
                            since July 2008; Senior   the Adviser and since
                            Vice President of the     June 2008 Director of
                            Adviser and Director of   Research--Defined
                            Research--Defined         Contribution.
                            Contribution              Previously, he was a
                                                      Director of Research for
                                                      the Adviser's Style
                                                      Blend Services, a member
                                                      of the Blend Investment
                                                      Policy Team from
                                                      February 2006 to June
                                                      2008 and served as a
                                                      senior quantitative
                                                      analyst since prior to
                                                      2004.

                            Christopher H. Nikolich;  Senior Vice President of
                            since inception; Senior   the Adviser, with which
                            Vice President of the     he has been associated
                            Adviser                   in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004.

                            Patrick J. Rudden; since  Senior Vice President of
                            February 2009; Senior     the Adviser, with which
                            Vice President of the     he has been associated
                            Adviser                   in a substantially
                                                      similar capacity to his
                                                      current position since
                                                      prior to 2004 and Global
                                                      Head of Institutional
                                                      Investment Solutions. He
                                                      is a member of the
                                                      Global, European and UK
                                                      Value Equity Investment
                                                      Policy Groups.



Additional information about the portfolio managers may be found in the Fund's SAI.

Performance of Equity Investment Teams
Although the AllianceBernstein Wealth Appreciation Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Wealth Appreciation Strategy Portfolio they manage. The Equity Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Wealth Appreciation Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity Historical Accounts, may have adversely affected the performance of the Equity Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity Historical Accounts managed by investment teams that manage the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity Historical Accounts through December 31, 2008. The aggregate assets for the Equity Historical Accounts managed by each investment team as of December 31, 2008 are also shown. Each of an investment team's Equity Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Wealth Appreciation Strategy Portfolio, which may be higher than the fees imposed on the Equity Historical Accounts, and will reduce the returns of the AllianceBernstein Wealth Appreciation Strategy Portfolio. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Wealth Appreciation Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country/Value/Growth indices are then aggregated into regional Value/Growth indices.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees.


If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Wealth Appreciation Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Wealth Appreciation Strategy Portfolio's shareholders of sales charges and income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity Historical Accounts as measured against certain broad-based market indices. The performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AllianceBernstein Wealth Appreciation Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.


Equity Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2008, with their Aggregate Assets as of December 31, 2008



Investment Teams and               Assets                                        Since   Inception
Benchmarks                      (in millions) 1 Year  3 Years 5 Years 10 Years Inception   Dates
--------------------------------------------------------------------------------------------------
US Large Cap Growth               $9,648.92   -40.10% -11.53% -2.90%   -3.85%   12.21%*  12/31/77
Russell 1000 Growth                           -38.44%  -9.11% -3.42%   -4.27%     N/A
--------------------------------------------------------------------------------------------------
US Large Cap Value                $7,268.19   -41.50% -11.60% -3.39%    N/A      1.48%    3/31/99
Russell 1000 Value                            -36.85%  -8.32% -0.79%    N/A      1.25%
--------------------------------------------------------------------------------------------------
International Large Cap Growth    $2,800.28   -50.68% -11.65% -1.34%    0.13%    4.19%   12/31/90
MSCI EAFE Growth                              -42.70%  -6.54%  1.43%   -1.30%    2.78%
--------------------------------------------------------------------------------------------------
International Large Cap Value     $3,021.61   -53.95% -12.70% -0.48%    N/A      4.09%    3/31/01
MSCI EAFE Value                               -43.38%  -7.35%  1.66%    N/A      1.84%
--------------------------------------------------------------------------------------------------
Global Real Estate                $1,820.02   -45.05%  -9.10% 3.01%     N/A      5.09%    9/30/03
FTSE EPRA/NAREIT Index                        -47.72% -11.53% 1.96%     N/A      4.12%
--------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/08 were 12.17% and 9.68%, respectively.


Performance of Equity and Fixed-Income Investment Teams
Although the AllianceBernstein Balanced Wealth Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Balanced Wealth Strategy Portfolio they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Balanced Wealth Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AllianceBernstein Balanced Wealth Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity and Fixed-Income Historical Accounts through December 31, 2008. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2008 are also shown. Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Balanced Wealth Strategy Portfolio, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AllianceBernstein Balanced Wealth Strategy Portfolio. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Balanced Wealth Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country/Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Barclays Capital U.S. Aggregate Index ("Barclays Capital U.S. Aggregate") is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.

The FTSE EPRA/NAREIT Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Balanced Wealth Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Balanced Wealth Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Balanced Wealth Strategy Portfolio's shareholders of sales charges and income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices. The performance of the AllianceBernstein Balanced Wealth Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Balanced Wealth Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Balanced Wealth Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Balanced Wealth Strategy Portfolio.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AllianceBernstein Balanced Wealth Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

Equity and Fixed-Income Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2008, with their Aggregate Assets as of December 31, 2008



Investment Teams and                Assets                                        Since   Inception
Benchmarks                       (in millions) 1 Year  3 Years 5 Years 10 Years Inception   Dates
---------------------------------------------------------------------------------------------------
Equity
---------------------------------------------------------------------------------------------------
US Large Cap Growth                $9,648.92   -40.10% -11.53% -2.90%   -3.85%   12.21%*  12/31/77
Russell 1000 Growth                            -38.44%  -9.11% -3.42%   -4.27%     N/A
---------------------------------------------------------------------------------------------------
US Large Cap Value                 $7,268.19   -41.50% -11.60% -3.39%    N/A      1.48%    3/31/99
Russell 1000 Value                             -36.85%  -8.32% -0.79%    N/A      1.25%
---------------------------------------------------------------------------------------------------
International Large Cap Growth     $2,800.28   -50.68% -11.65% -1.34%    0.13%    4.19%   12/31/90
MSCI EAFE Growth Net                           -42.70%  -6.54%  1.43%   -1.30%    2.78%
---------------------------------------------------------------------------------------------------
International Large Cap Value      $3,021.61   -53.95% -12.70% -0.48%    N/A      4.09%    3/31/01
MSCI EAFE Value Net                            -43.38%  -7.35%  1.66%    N/A      1.84%
---------------------------------------------------------------------------------------------------
Global Real Estate                 $1,820.02   -45.05%  -9.10% 3.01%     N/A      5.09%    9/30/03
FTSE EPRA/NAREIT Global Index                  -47.72% -11.53% 1.96%     N/A      4.12%
---------------------------------------------------------------------------------------------------
Fixed Income
---------------------------------------------------------------------------------------------------
Intermediate Duration Bonds          $580.06    -1.92%   2.55%  2.87%    4.46%    6.56%   12/31/86
Barclays Capital U.S. Aggregate                  5.24%   5.51%  4.65%    5.63%    7.23%
---------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/08 were 12.17% and 9.68%, respectively.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY

--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

FTSE NAREIT Equity REIT Index is an index of publicly traded REITs that own commercial property. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of January 2009, the MSCI AC World Index consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI World Index is Morgan Stanley Capital International's market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 3000(R) Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Utilities Index measures the performance of electric and utilities segment within the S&P 500 Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's return would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                                         2008     2007      2006       2005      2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       -------  -------  -------     -------  -------
Income From Investment Operations
Net investment income                                                      .02      .04      .04         .02      .01(a)
                                                                       -------  -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.02)    (.04)    (.04)       (.02)    (.01)
                                                                       -------  -------  -------     -------  -------
Net asset value, end of period                                         $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       =======  =======  =======     =======  =======
Total Return
Total investment return based on net asset value(b)                       1.90%    4.35%    4.22%       2.35%     .71%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $28,520  $23,610  $27,087     $30,370  $36,740
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .96%     .99%     .93%(c)     .93%     .69%
Expenses, before waivers and reimbursements                                .96%     .99%     .93%(c)     .93%     .73%
Net investment income (loss)                                              1.85%    4.28%    4.13%(c)    2.30%     .68%(a)
-------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008       2007      2006        2005         2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.78    $ 11.78  $ 11.82     $ 12.28     $  12.56
                                                                       --------    -------  -------     -------     --------
Income From Investment Operations
Net investment income(d)                                                    .51        .54      .50         .41          .32(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (1.22)       .01     (.06)       (.17)         .12
Contribution from Adviser                                                   .00(e)     -0-      -0-         -0-          -0-
                                                                       --------    -------  -------     -------     --------
Net increase (decrease) in net asset value from operations                 (.71)       .55      .44         .24          .44
                                                                       --------    -------  -------     -------     --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.57)      (.55)    (.48)       (.36)        (.36)
Distributions from net realized gain on investment transactions             -0-        -0-      -0-        (.34)        (.36)
                                                                       --------    -------  -------     -------     --------
Total dividends and distributions                                          (.57)      (.55)    (.48)       (.70)        (.72)
                                                                       --------    -------  -------     -------     --------
Net asset value, end of period                                         $  10.50    $ 11.78  $ 11.78     $ 11.82     $  12.28
                                                                       ========    =======  =======     =======     ========
Total Return
Total investment return based on net asset value(b)                       (6.38)%*    4.85%    3.93%       1.98%        3.77%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $129,111    $66,305  $71,655     $83,329     $102,543
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .64%       .78%     .77%(c)     .71%         .68%
Expenses, before waivers and reimbursements                                 .64%       .78%     .77%(c)     .71%         .78%
Net investment income                                                      4.72%      4.58%    4.25%(c)    3.37%(a)     2.46%(a)
Portfolio turnover rate                                                     106%        90%     327%        529%         662%
--------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                          Year Ended December 31,
                                                                          2008        2007        2006         2005
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  30.61    $  26.87   $  26.99      $  23.44
                                                                       --------    --------   --------      --------
Income From Investment Operations
Net investment income (loss)(d)                                             .04        (.01)      (.03)         (.07)
Net realized and unrealized gain (loss) on investment transactions       (12.18)       3.75       (.09)         3.62
                                                                       --------    --------   --------      --------
Net increase (decrease) in net asset value from operations               (12.14)       3.74       (.12)         3.55
                                                                       --------    --------   --------      --------
Net asset value, end of period                                         $  18.47    $  30.61   $  26.87      $  26.99
                                                                       ========    ========   ========      ========
Total Return
Total investment return based on net asset value(b)                      (39.66)%*    13.92%*     (.44)%       15.15%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $181,452    $395,655   $474,069      $618,980
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .84%        .82%       .84%(c)       .81%
Expenses, before waivers and reimbursements                                 .84%        .82%       .84%(c)       .81%
Net investment loss                                                         .17%       (.03)%     (.12)%(c)     (.28)%
Portfolio turnover rate                                                      89%         92%        81%           54%
-----------------------------------------------------------------------------------------------------------------------



                                                                           2004
------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  21.58
                                                                       --------
Income From Investment Operations
Net investment income (loss)(d)                                            (.03)(a)
Net realized and unrealized gain (loss) on investment transactions         1.89
                                                                       --------
Net increase (decrease) in net asset value from operations                 1.86
                                                                       --------
Net asset value, end of period                                         $  23.44
                                                                       ========
Total Return
Total investment return based on net asset value(b)                        8.62%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $656,544
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .81%
Expenses, before waivers and reimbursements                                 .98%
Net investment loss                                                        (.13)%(a)
Portfolio turnover rate                                                      73%
------------------------------------------------------------------------------------


AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                          2008        2007         2006       2005
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  26.82    $  27.19    $  24.88     $  24.08
                                                                       --------    --------    --------     --------
Income From Investment Operations
Net investment income(d)                                                    .30         .39         .36          .31
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (9.77)        .97        3.66          .85
Contribution from Adviser                                                   .00(e)      .06         -0-          -0-
                                                                       --------    --------    --------     --------
Net increase (decrease) in net asset value from operations                (9.47)       1.42        4.02         1.16
                                                                       --------    --------    --------     --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.45)       (.41)       (.37)        (.36)
Distributions from net realized gain on investment transactions           (3.80)      (1.38)      (1.34)         -0-
                                                                       --------    --------    --------     --------
Total dividends and distributions                                         (4.25)      (1.79)      (1.71)        (.36)
                                                                       --------    --------    --------     --------
Net asset value, end of period                                         $  13.10    $  26.82    $  27.19     $  24.88
                                                                       ========    ========    ========     ========
Total Return
Total investment return based on net asset value(b)                      (40.60)%*     5.12%**    17.29%        4.86%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $211,920    $456,159    $529,732     $571,372
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .62%        .59%        .61%(c)      .59%
Expenses, before waivers and reimbursements                                 .62%        .59%        .61%(c)      .59%
Net investment income                                                      1.61%       1.43%       1.42%(c)     1.29%
Portfolio turnover rate                                                     184%         74%         60%          72%
----------------------------------------------------------------------------------------------------------------------



                                                                           2004
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  21.80
                                                                       --------
Income From Investment Operations
Net investment income(d)                                                    .36(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                     2.12
Contribution from Adviser                                                   -0-
                                                                       --------
Net increase (decrease) in net asset value from operations                 2.48
                                                                       --------
Less: Dividends and Distributions
Dividends from net investment income                                       (.20)
Distributions from net realized gain on investment transactions             -0-
                                                                       --------
Total dividends and distributions                                          (.20)
                                                                       --------
Net asset value, end of period                                         $  24.08
                                                                       ========
Total Return
Total investment return based on net asset value(b)                       11.46%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $627,689
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .60%
Expenses, before waivers and reimbursements                                 .65%
Net investment income                                                      1.62%(a)
Portfolio turnover rate                                                      50%
-----------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                                                                                      Year Ended December 31,
                                                                          2008      2007       2006       2005      2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 29.73    $ 24.85   $ 20.64     $ 18.17  $ 14.95
                                                                       -------    -------   -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .62        .65       .59         .53      .43(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (10.29)      4.85      4.20        2.35     3.13
Contribution from Adviser                                                  .02        -0-       -0-         -0-      -0-
                                                                       -------    -------   -------     -------  -------
Net increase (decrease) in net asset value from operations               (9.65)      5.50      4.79        2.88     3.56
                                                                       -------    -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.72)      (.60)     (.58)       (.41)    (.34)
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (2.96)      (.02)      -0-         -0-      -0-
                                                                       -------    -------   -------     -------  -------
Total dividends and distributions                                        (3.68)      (.62)     (.58)       (.41)    (.34)
                                                                       -------    -------   -------     -------  -------
Net asset value, end of period                                         $ 16.40    $ 29.73   $ 24.85     $ 20.64  $ 18.17
                                                                       =======    =======   =======     =======  =======
Total Return
Total investment return based on net asset value(b)                     (36.59)%*   22.35%*   23.76%      16.05%   24.33%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $30,475    $68,833   $65,490     $58,468  $52,391
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .98%       .90%      .95%(c)     .97%    1.08%
Expenses, before waivers and reimbursements                                .98%       .90%      .95%(c)     .97%    1.21%
Net investment income                                                     2.66%      2.39%     2.67%(c)    2.72%    2.69%(a)
Portfolio turnover rate                                                     38%        34%       48%         52%      48%
----------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008      2007        2006        2005       2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.91    $ 20.27   $ 20.49      $  18.30   $  15.95
                                                                       -------    -------   -------      --------   --------
Income From Investment Operations
Net investment loss(d)                                                    (.04)      (.05)     (.04)         (.08)      (.07)
Net realized and unrealized gain (loss) on investment transactions       (9.68)      2.69      (.18)         2.27       2.42
                                                                       -------    -------   -------      --------   --------
Net increase (decrease) in net asset value from operations               (9.72)      2.64      (.22)         2.19       2.35
                                                                       -------    -------   -------      --------   --------
Net asset value, end of period                                         $ 13.19    $ 22.91   $ 20.27      $  20.49   $  18.30
                                                                       =======    =======   =======      ========   ========
Total Return
Total investment return based on net asset value(b)                     (42.43)%*   13.02%    (1.07)%       11.97%     14.73%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $33,992    $75,834   $93,459      $123,535   $137,345
Ratio to average net assets of:
Expenses                                                                   .94%       .90%      .90%(c)       .88%       .88%
Net investment loss                                                       (.22)%     (.23)%    (.22)%(c)     (.43)%     (.43)%
Portfolio turnover rate                                                    103%        60%       55%           49%        56%
------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008        2007        2006       2005      2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.89    $  30.37     $ 24.27     $ 20.18  $ 16.28
                                                                       -------    --------     -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .38         .20         .30         .25      .11(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (12.35)       5.16        6.18        3.94     3.83
Contribution from Adviser                                                  .00(e)      -0-         -0-         -0-      -0-
                                                                       -------    --------     -------     -------  -------
Net increase (decrease) in net asset value from operations              (11.97)       5.36        6.48        4.19     3.94
                                                                       -------    --------     -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                       -0-        (.56)       (.23)       (.10)    (.04)
Distributions from net realized gain on investment transactions           (.40)     (10.28)       (.15)        -0-      -0-
                                                                       -------    --------     -------     -------  -------
Total dividends and distributions                                         (.40)     (10.84)       (.38)       (.10)    (.04)
                                                                       -------    --------     -------     -------  -------
Net asset value, end of period                                         $ 12.52    $  24.89     $ 30.37     $ 24.27  $ 20.18
                                                                       =======    ========     =======     =======  =======
Total Return
Total investment return based on net asset value(b)                     (48.85)%*    18.13%      27.04%      20.84%   24.27%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $80,458    $165,642     $81,655     $58,438  $41,198
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .98%       1.21%(c)    1.23%(c)    1.41%    1.65%
Expenses, before waivers and reimbursements                                .98%       1.21%(c)    1.23%(c)    1.41%    1.81%
Net investment income                                                     1.93%        .66%(c)    1.11%(c)    1.16%     .65%(a)
Portfolio turnover rate                                                     90%        126%         74%         43%      60%
-------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Thematic Growth Portfolio

--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008       2007        2006       2005        2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 20.71     $ 17.23   $ 15.86      $ 15.27   $  14.49
                                                                       -------     -------   -------      -------   --------
Income From Investment Operations
Net investment income (loss)(d)                                            .00(e)     (.03)     (.05)        (.05)      (.03)(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (9.81)       3.51      1.42          .64        .81
Contribution from Adviser                                                  .00(e)      -0-       -0-          -0-        -0-
                                                                       -------     -------   -------      -------   --------
Net increase (decrease) in net asset value from operations               (9.81)       3.48      1.37          .59        .78
                                                                       -------     -------   -------      -------   --------
Net asset value, end of period                                         $ 10.90     $ 20.71   $ 17.23      $ 15.86   $  15.27
                                                                       =======     =======   =======      =======   ========
Total Return
Total investment return based on net asset value(b)                     (47.37)%*    20.20%     8.64%        3.86%      5.38%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $39,933     $93,919   $86,819      $99,781   $117,145
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .93%        .93%      .92%(c)      .92%       .88%
Expenses, before waivers and reimbursements                                .93%        .93%      .92%(c)      .92%      1.06%
Net investment income                                                      .00%(e)    (.15)%    (.30)%(c)    (.32)%     (.22)%(a)
Portfolio turnover rate                                                    141%        132%      117%          98%        86%
---------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008      2007        2006       2005        2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.48    $ 13.57   $ 12.26      $ 11.65   $ 10.17
                                                                       -------    -------   -------      -------   -------
Income From Investment Operations
Net investment loss(d)                                                    (.13)      (.12)     (.12)        (.11)     (.10)(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (6.92)      2.03      1.43          .72      1.58
Contribution from Adviser                                                  .00(e)     -0-       -0-          -0-       -0-
                                                                       -------    -------   -------      -------   -------
Net increase (decrease) in net asset value from operations               (7.05)      1.91      1.31          .61      1.48
                                                                       -------    -------   -------      -------   -------
Net asset value, end of period                                         $  8.43    $ 15.48   $ 13.57      $ 12.26   $ 11.65
                                                                       =======    =======   =======      =======   =======
Total Return
Total investment return based on net asset value(b)                     (45.54)%*   14.08%    10.69%        5.24%    14.55%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $18,003    $39,867   $48,498      $49,453   $61,661
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.32%      1.20%     1.16%(c)     1.18%     1.14%
Expenses, before waivers and reimbursements                               1.32%      1.20%     1.16%(c)     1.18%     1.30%
Net investment income                                                    (1.02)%     (.81)%    (.90)%(c)    (.93)%    (.93)%(a)
Portfolio turnover rate                                                    129%        88%       76%          90%       92%
-------------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2008      2007       2006       2005      2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.23   $ 22.83   $ 19.98     $ 20.66  $ 15.62
                                                                       -------   -------   -------     -------  -------
Income From Investment Operations
Net investment income(d)                                                   .26       .22       .29         .32      .39(a)
Net realized and unrealized gain (loss) on investment transactions       (4.38)    (2.91)     6.02        1.84     5.05
                                                                       -------   -------   -------     -------  -------
Net increase (decrease) in net asset value from operations               (4.12)    (2.69)     6.31        2.16     5.44
                                                                       -------   -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.26)     (.30)     (.47)       (.68)    (.40)
Distributions from net realized and unrealized gain (loss) on
 investment transactions                                                 (3.99)    (3.61)    (2.99)      (2.16)     -0-
                                                                       -------   -------   -------     -------  -------
Total dividends and distributions                                        (4.25)    (3.91)    (3.46)      (2.84)    (.40)
                                                                       -------   -------   -------     -------  -------
Net asset value, end of period                                         $  7.86   $ 16.23   $ 22.83     $ 19.98  $ 20.66
                                                                       =======   =======   =======     =======  =======
Total Return
Total investment return based on net asset value(b)                     (35.68)%  (14.53)%   35.22%      11.67%   35.63%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $24,082   $50,015   $80,317     $67,161  $88,441
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.01%      .85%      .83%(c)     .83%     .77%
Expenses, before waivers and reimbursements                               1.01%      .85%      .83%(c)     .83%     .99%
Net investment income                                                     2.13%     1.09%     1.33%(c)    1.64%    2.26%(a)
Portfolio turnover rate                                                     46%       51%       47%         46%      35%
---------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008      2007        2006        2005        2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  25.14   $  24.96  $  19.07     $ 16.70     $ 13.45
                                                                       --------   --------  --------     -------     -------
Income From Investment Operations
Net investment income(d)                                                    .54        .43       .38         .26(a)      .20(a)
Net realized and unrealized gain(loss) on investment and foreign
 currency transactions                                                   (13.15)      1.07      6.21        2.49        3.16
                                                                       --------   --------  --------     -------     -------
Net increase (decrease) in net asset value from operations               (12.61)      1.50      6.59        2.75        3.36
                                                                       --------   --------  --------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.23)      (.31)     (.30)       (.10)       (.08)
Distributions from net realized gain on investment transactions           (1.25)     (1.01)     (.40)       (.28)       (.03)
                                                                       --------   --------  --------     -------     -------
Total dividends and distributions                                         (1.48)     (1.32)     (.70)       (.38)       (.11)
                                                                       --------   --------  --------     -------     -------
Net asset value, end of period                                         $  11.05   $  25.14  $  24.96     $ 19.07     $ 16.70
                                                                       ========   ========  ========     =======     =======
Total Return
Total investment return based on net asset value(b)                      (53.18)%     5.84%    35.36%      16.92%      25.12%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $155,183   $219,691  $129,837     $56,692     $47,095
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                 .81%       .81%      .85%(c)     .86%        .95%
Expenses, before waivers and reimbursements                                 .81%       .81%      .85%(c)     .87%       1.13%
Net investment income                                                      2.98%      1.68%     1.75%(c)    1.54%(a)    1.42%(a)
Portfolio turnover rate                                                      36%        23%       25%         18%         23%
--------------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                         2008      2007        2006         2005         2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 17.11   $  18.08  $  17.06     $  16.84     $  14.49
                                                                       -------   --------  --------     --------     --------
Income From Investment Operations
Net investment income(d)                                                   .13        .11       .20          .09(a)       .14(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (5.63)       .36      2.14         1.02         2.60
                                                                       -------   --------  --------     --------     --------
Net increase (decrease) in net asset value from operations               (5.50)       .47      2.34         1.11         2.74
                                                                       -------   --------  --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                                      (.11)      (.17)     (.08)        (.13)        (.03)
Distributions from net realized gain on investment transactions          (1.58)     (1.27)    (1.24)        (.76)        (.36)
                                                                       -------   --------  --------     --------     --------
Total dividends and distributions                                        (1.69)     (1.44)    (1.32)        (.89)        (.39)
                                                                       -------   --------  --------     --------     --------
Net asset value, end of period                                         $  9.92   $  17.11  $  18.08     $  17.06     $  16.84
                                                                       =======   ========  ========     ========     ========
Total Return
Total investment return based on net asset value(b)                     (35.58)%     1.71%    14.42%        6.91%       19.30%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $99,957   $146,350  $159,804     $134,235     $118,981
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .86%       .83%      .86%(c)      .87%         .86%
Expenses, before waivers and reimbursements                                .86%       .83%      .86%(c)      .87%        1.09%
Net investment income                                                      .95%       .59%     1.15%(c)      .53%(a)      .96%(a)
Portfolio turnover rate                                                     49%        32%       46%          33%          30%
---------------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------

                                                                                            Year Ended December 31,
                                                                          2008        2007          2006          2005
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.92    $    15.08   $    12.94     $  12.63
                                                                       -------    ----------   ----------     --------
Income From Investment Operations
Net investment income(d)                                                   .27           .32          .26          .22(a)
Net realized and unrealized gain (loss) on investment transactions       (5.62)         (.85)        2.42          .49
                                                                       -------    ----------   ----------     --------
Net increase (decrease) in net asset value from operations               (5.35)         (.53)        2.68          .71
                                                                       -------    ----------   ----------     --------
Less: Dividends and Distributions
Dividends from net investment income                                      (.28)         (.21)        (.16)        (.18)
Distributions from net realized gain on investment transactions           (.62)         (.42)        (.38)        (.22)
                                                                       -------    ----------   ----------     --------
Total dividends and distributions                                         (.90)         (.63)        (.54)        (.40)
                                                                       -------    ----------   ----------     --------
Net asset value, end of period                                         $  7.67    $    13.92   $    15.08     $  12.94
                                                                       =======    ==========   ==========     ========
Total Return
Total investment return based on net asset value(b)                     (40.83)%*      (3.95)%      21.32%        5.74%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $ 1,490    $3,305,460   $1,043,677     $290,673
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .67%          .65%         .69%(c)      .73%
Expenses, before waivers and reimbursements                                .67%          .65%         .69%(c)      .74%
Net investment income                                                     2.46%         2.17%        1.89%(c)     1.74%(a)
Portfolio turnover rate                                                     33%           20%          17%          21%
---------------------------------------------------------------------------------------------------------------------------



                                                                          2004(f)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.20
                                                                       ------
Income From Investment Operations
Net investment income(d)                                                  .25(a)
Net realized and unrealized gain (loss) on investment transactions       1.18
                                                                       ------
Net increase (decrease) in net asset value from operations               1.43
                                                                       ------
Less: Dividends and Distributions
Dividends from net investment income                                      -0-
Distributions from net realized gain on investment transactions           -0-
                                                                       ------
Total dividends and distributions                                         -0-
                                                                       ------
Net asset value, end of period                                         $12.63
                                                                       ======
Total Return
Total investment return based on net asset value(b)                     12.77%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $5,699
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               .79%(g)
Expenses, before waivers and reimbursements                               .98%(g)
Net investment income                                                    2.02%(a)(g)
Portfolio turnover rate                                                    27%
------------------------------------------------------------------------------------




AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------

                                                                                                                July 1,
                                                                                                               2004(h) to
                                                                              Year Ended December 31,         December 31,
                                                                         2008      2007       2006     2005       2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.06   $13.53    $11.79     $10.69     $10.00
                                                                       -------   ------    ------     ------     ------
Income From Investment Operations
Net investment income(a)(d)                                                .15      .15       .09        .04        .01
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (5.06)     .56      1.94       1.15        .68
Contribution from Adviser                                                  -0-      .00(e)    -0-        -0-        -0-
                                                                       -------   ------    ------     ------     ------
Net increase (decrease) in net asset value from operations               (4.91)     .71      2.03       1.19        .69
                                                                       -------   ------    ------     ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                      (.15)    (.28)     (.02)      (.05)       -0-
Distributions from net realized gain on investment transactions          (1.72)    (.90)     (.27)      (.04)       -0-
                                                                       -------   ------    ------     ------     ------
Total dividends and distributions                                        (1.87)   (1.18)     (.29)      (.09)       -0-
                                                                       -------   ------    ------     ------     ------
Net asset value, end of period                                         $  6.28   $13.06    $13.53     $11.79     $10.69
                                                                       =======   ======    ======     ======     ======
Total Return
Total investment return based on net asset value(b)                     (43.22)%   5.00%    17.60%     11.22%      6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $     8   $   10    $7,688     $6,538     $5,877
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .90%     .96%     1.20%(c)   1.20%      1.20%(g)
Expenses, before waivers and reimbursements                               2.11%    1.82%     1.99%(c)   2.45%      4.33%(g)
Net investment income(a)                                                  1.62%    1.05%      .69%(c)    .42%       .25%(g)
Portfolio turnover rate                                                     72%      61%       63%        61%        14%
---------------------------------------------------------------------------------------------------------------------------



See footnotes on page 74.

AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------

                                                                                                                 July 1,
                                                                                                                2004(h) to
                                                                               Year Ended December 31,         December 31,
                                                                          2008      2007      2006      2005       2004
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.05     $12.87  $ 11.39     $10.69     $10.00
                                                                       -------     ------  -------     ------     ------
Income From Investment Operations
Net investment income(a)(d)                                                .22        .31      .25        .18        .07
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                   (3.97)       .41     1.32        .60        .62
Contribution from Adviser                                                  .00(e)     -0-      -0-        -0-        -0-
                                                                       -------     ------  -------     ------     ------
Net increase (decrease) in net asset value from operations               (3.75)       .72     1.57        .78        .69
                                                                       -------     ------  -------     ------     ------
Less: Dividends and Distributions
Dividends from net investment income                                      (.39)      (.32)    (.09)      (.05)       -0-
Distributions from net realized gain on investment transactions           (.28)      (.22)     -0-       (.03)       -0-
                                                                       -------     ------  -------     ------     ------
Total dividends and distributions                                         (.67)      (.54)    (.09)      (.08)       -0-
                                                                       -------     ------  -------     ------     ------
Net asset value, end of period                                         $  8.63     $13.05  $ 12.87     $11.39     $10.69
                                                                       =======     ======  =======     ======     ======
Total Return
Total investment return based on net asset value(b)                     (30.01)%*    5.55%   13.92%      7.30%      6.90%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $67,526     $   10  $11,111     $9,746     $9,089
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                .75%(c)    .76%     .99%(c)   1.20%      1.20%(g)
Expenses, before waivers and reimbursements                                .78%(c)    .85%    1.07%(c)   1.54%      2.87%(g)
Net investment income(a)                                                  3.08%(c)   2.33%    2.08%(c)   1.64%      1.36%(g)
Portfolio turnover rate                                                     93%        77%     203%       139%        44%
----------------------------------------------------------------------------------------------------------------------------




Footnotes:

(a)Net of expenses reimbursed or waived by the Adviser.


(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.


(c)The ratio includes expenses attributable to costs of proxy solicitation.


(d)Based on average shares outstanding.

(e)Amount is less than 0.005.

(f)There were no shares outstanding for the period May 11, 2004 through October 3, 2004.

(g)Annualized.

(h)Commencement of operations.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance as follows:



                                                      Year Ended December 31,
                                                      2008        2007
-----------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio         0.09%          --
AllianceBernstein Large Cap Growth Portfolio          2.10%       0.39%
AllianceBernstein Growth and Income Portfolio         0.46%          --
AllianceBernstein Utility Income Portfolio            0.55%       0.27%
AllianceBernstein International Growth Portfolio      0.01%          --
AllianceBernstein Global Thematic Growth Portfolio    0.03%          --
AllianceBernstein Small Cap Growth Portfolio          0.40%          --
AllianceBernstein Value Portfolio                     0.02%          --
AllianceBernstein Growth Portfolio                    0.03%          --
AllianceBernstein Balanced Wealth Strategy Portfolio  0.10%          --



**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance of each share class for the year ended December 31, 2007 by 0.19%.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While

"A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.


AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  100.80    $10,399.20
   2             10,399.20      519.96    10,919.16     104.82     10,814.34
   3             10,814.34      540.72    11,355.05     109.01     11,246.04
   4             11,246.04      562.30    11,808.35     113.36     11,694.99
   5             11,694.99      584.75    12,279.74     117.89     12,161.85
   6             12,161.85      608.09    12,769.94     122.59     12,647.35
   7             12,647.35      632.37    13,279.72     127.49     13,152.23
   8             13,152.23      657.61    13,809.85     132.57     13,677.27
   9             13,677.27      683.86    14,361.13     137.87     14,223.27
   10            14,223.27      711.16    14,934.43     143.37     14,791.06
   --------------------------------------------------------------------------
   Cumulative                $6,000.82               $1,209.77



AllianceBernstein Intermediate Bond Portfolio

--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 67.20     $10,432.80
   2             10,432.80      521.64    10,954.44     70.11      10,884.33
   3             10,884.33      544.22    11,428.55     73.14      11,355.41
   4             11,355.41      567.77    11,923.18     76.31      11,846.87
   5             11,846.87      592.34    12,439.21     79.61      12,359.60
   6             12,359.60      617.98    12,977.58     83.06      12,894.52
   7             12,894.52      644.73    13,539.25     86.65      13,452.60
   8             13,452.60      672.63    14,125.23     90.40      14,034.83
   9             14,034.83      701.74    14,736.57     94.31      14,642.25
   10            14,642.25      732.11    15,374.37     98.40      15,275.97
   --------------------------------------------------------------------------
   Cumulative                $6,095.16                $819.19


AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   88.20    $10,411.80
   2             10,411.80      520.59    10,932.39      91.83     10,840.56
   3             10,840.56      542.03    11,382.59      95.61     11,286.97
   4             11,286.97      564.35    11,851.32      99.55     11,751.77
   5             11,751.77      587.59    12,339.36     103.65     12,235.71
   6             12,235.71      611.79    12,847.49     107.92     12,739.57
   7             12,739.57      636.98    13,376.55     112.36     13,264.19
   8             13,264.19      663.21    13,927.40     116.99     13,810.41
   9             13,810.41      690.52    14,500.93     121.81     14,379.12
   10            14,379.12      718.96    15,098.08     126.82     14,971.25
   --------------------------------------------------------------------------
   Cumulative                $6,036.02               $1,064.74

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 65.10     $10,434.90
   2             10,434.90      521.75    10,956.65     67.93      10,888.71
   3             10,888.71      544.44    11,433.15     70.89      11,362.26
   4             11,362.26      568.11    11,930.38     73.97      11,856.41
   5             11,856.41      592.82    12,449.23     77.19      12,372.04
   6             12,372.04      618.60    12,990.65     80.54      12,910.10
   7             12,910.10      645.51    13,555.61     84.04      13,471.56
   8             13,471.56      673.58    14,145.14     87.70      14,057.44
   9             14,057.44      702.87    14,760.32     91.51      14,668.80
   10            14,668.80      733.44    15,402.24     95.49      15,306.75
   --------------------------------------------------------------------------
   Cumulative                $6,101.12                $794.36




AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  134.40    $10,365.60
   2             10,365.60      518.28    10,883.88     139.31     10,744.57
   3             10,744.57      537.23    11,281.79     144.41     11,137.39
   4             11,137.39      556.87    11,694.26     149.69     11,544.57
   5             11,544.57      577.23    12,121.80     155.16     11,966.64
   6             11,966.64      598.33    12,564.97     160.83     12,404.14
   7             12,404.14      620.21    13,024.35     166.71     12,857.64
   8             12,857.64      642.88    13,500.52     172.81     13,327.71
   9             13,327.71      666.39    13,994.10     179.12     13,814.97
   10            13,814.97      690.75    14,505.72     185.67     14,320.05
   --------------------------------------------------------------------------
   Cumulative                $5,908.17               $1,588.11


AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.13     120.12     11,212.01
   4             11,212.01      560.60    11,772.61     124.79     11,647.82
   5             11,647.82      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.60     134.68     12,570.92
   7             12,570.92      628.55    13,199.47     139.91     13,059.56
   8             13,059.56      652.98    13,712.53     145.35     13,567.18
   9             13,567.18      678.36    14,245.54     151.00     14,094.54
   10            14,094.54      704.73    14,799.26     156.87     14,642.39
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.29


AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  115.50    $10,384.50
   2             10,384.50      519.23    10,903.73     119.94     10,783.78
   3             10,783.78      539.19    11,322.97     124.55     11,198.42
   4             11,198.42      559.92    11,758.34     129.34     11,629.00
   5             11,629.00      581.45    12,210.45     134.31     12,076.13
   6             12,076.13      603.81    12,679.94     139.48     12,540.46
   7             12,540.46      627.02    13,167.49     144.84     13,022.64
   8             13,022.64      651.13    13,673.78     150.41     13,523.36
   9             13,523.36      676.17    14,199.53     156.19     14,043.34
   10            14,043.34      702.17    14,745.50     162.20     14,583.30
   --------------------------------------------------------------------------
   Cumulative                $5,960.09               $1,376.76

AllianceBernstein Global Thematic Growth Portfolio

--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  109.20    $10,390.80
   2             10,390.80      519.54    10,910.34     113.47     10,796.87
   3             10,796.87      539.84    11,336.72     117.90     11,218.81
   4             11,218.81      560.94    11,779.75     122.51     11,657.25
   5             11,657.25      582.86    12,240.11     127.30     12,112.81
   6             12,112.81      605.64    12,718.45     132.27     12,586.18
   7             12,586.18      629.31    13,215.49     137.44     13,078.05
   8             13,078.05      653.90    13,731.95     142.81     13,589.14
   9             13,589.14      679.46    14,268.59     148.39     14,120.20
   10            14,120.20      706.01    14,826.21     154.19     14,672.02
   --------------------------------------------------------------------------
   Cumulative                $5,977.50               $1,305.48


AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  189.00    $10,311.00
   2             10,311.00      515.55    10,826.55     194.88     10,631.67
   3             10,631.67      531.58    11,163.26     200.94     10,962.32
   4             10,962.32      548.12    11,510.43     207.19     11,303.25
   5             11,303.25      565.16    11,868.41     213.63     11,654.78
   6             11,654.78      582.74    12,237.51     220.28     12,017.24
   7             12,017.24      600.86    12,618.10     227.13     12,390.98
   8             12,390.98      619.55    13,010.52     234.19     12,776.34
   9             12,776.34      638.82    13,415.15     241.47     13,173.68
   10            13,173.68      658.68    13,832.36     248.98     13,583.38
   --------------------------------------------------------------------------
   Cumulative                $5,761.06               $2,177.69


AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  152.25    $10,347.75
   2             10,347.75      517.39    10,865.14     157.54     10,707.59
   3             10,707.59      535.38    11,242.97     163.02     11,079.95
   4             11,079.95      554.00    11,633.95     168.69     11,465.25
   5             11,465.25      573.26    12,038.52     174.56     11,863.96
   6             11,863.96      593.20    12,457.16     180.63     12,276.53
   7             12,276.53      613.83    12,890.35     186.91     12,703.44
   8             12,703.44      635.17    13,338.62     193.41     13,145.21
   9             13,145.21      657.26    13,802.47     200.14     13,602.33
   10            13,602.33      680.12    14,282.45     207.10     14,075.35
   --------------------------------------------------------------------------
   Cumulative                $5,859.61               $1,784.25


AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   85.05    $10,414.95
   2             10,414.95      520.75    10,935.70      88.58     10,847.12
   3             10,847.12      542.36    11,389.47      92.25     11,297.22
   4             11,297.22      564.86    11,862.08      96.08     11,766.00
   5             11,766.00      588.30    12,354.30     100.07     12,254.23
   6             12,254.23      612.71    12,866.94     104.22     12,762.72
   7             12,762.72      638.14    13,400.85     108.55     13,292.31
   8             13,292.31      664.62    13,956.92     113.05     13,843.87
   9             13,843.87      692.19    14,536.06     117.74     14,418.32
   10            14,418.32      720.92    15,139.24     122.63     15,016.61
   --------------------------------------------------------------------------
   Cumulative                $6,044.85               $1,028.22

AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2             10,409.70      520.49    10,930.19      94.00     10,836.19
   3             10,836.19      541.81    11,377.99      97.85     11,280.14
   4             11,280.14      564.01    11,844.15     101.86     11,742.29
   5             11,742.29      587.11    12,329.41     106.03     12,223.37
   6             12,223.37      611.17    12,834.54     110.38     12,724.16
   7             12,724.16      636.21    13,360.37     114.90     13,245.47
   8             13,245.47      662.27    13,907.75     119.61     13,788.14
   9             13,788.14      689.41    14,477.55     124.51     14,353.04
   10            14,353.04      717.65    15,070.69     129.61     14,941.08
   --------------------------------------------------------------------------
   Cumulative                $6,030.13               $1,089.05


AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 77.70     $10,422.30
   2             10,422.30      521.12    10,943.42     80.98      10,862.43
   3             10,862.43      543.12    11,405.56     84.40      11,321.15
   4             11,321.15      566.06    11,887.21     87.97      11,799.25
   5             11,799.25      589.96    12,389.21     91.68      12,297.53
   6             12,297.53      614.88    12,912.41     95.55      12,816.85
   7             12,816.85      640.84    13,457.70     99.59      13,358.11
   8             13,358.11      667.91    14,026.01    103.79      13,922.22
   9             13,922.22      696.11    14,618.33    108.18      14,510.16
   10            14,510.16      725.51    15,235.67    112.74      15,122.92
   --------------------------------------------------------------------------
   Cumulative                $6,065.51                $942.58




AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   94.50    $10,405.50
   2             10,405.50      520.28    10,925.78     230.53     10,695.24
   3             10,695.24      534.76    11,230.00     236.95     10,993.05
   4             10,993.05      549.65    11,542.70     243.55     11,299.15
   5             11,299.15      564.96    11,864.11     250.33     11,613.78
   6             11,613.78      580.69    12,194.47     257.30     11,937.16
   7             11,937.16      596.86    12,534.02     264.47     12,269.55
   8             12,269.55      613.48    12,883.03     271.83     12,611.20
   9             12,611.20      630.56    13,241.76     279.40     12,962.36
   10            12,962.36      648.12    13,610.47     287.18     13,323.29
   --------------------------------------------------------------------------
   Cumulative                $5,739.36               $2,416.04


AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 78.75     $10,421.25
   2             10,421.25      521.06    10,942.31     85.35      10,856.96
   3             10,856.96      542.85    11,399.81     88.92      11,310.89
   4             11,310.89      565.54    11,876.44     92.64      11,783.80
   5             11,783.80      589.19    12,372.99     96.51      12,276.48
   6             12,276.48      613.82    12,890.31    100.54      12,789.76
   7             12,789.76      639.49    13,429.25    104.75      13,324.50
   8             13,324.50      666.23    13,990.73    109.13      13,881.60
   9             13,881.60      694.08    14,575.68    113.69      14,461.99
   10            14,461.99      723.10    15,185.09    118.44      15,066.64
   --------------------------------------------------------------------------
   Cumulative                $6,055.36                $988.72





*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

  Privacy Notice
  (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.



                                    [GRAPHIC]



SEC File No. 811-05398

VARIABLE PRODUCTS SERIES FUND

 PROSPECTUS  |  MAY 1, 2009


 AllianceBernstein Variable Products Series Fund, Inc.
 Class B Prospectus


AllianceBernstein VPS
   [graphic] Money Market Portfolio                 [graphic] Small Cap Growth Portfolio
   [graphic] Intermediate Bond Portfolio            [graphic] Real Estate Investment Portfolio
   [graphic] Large Cap Growth Portfolio             [graphic] International Value Portfolio
   [graphic] Growth and Income Portfolio            [graphic] Small/Mid Cap Value Portfolio
   [graphic] Utility Income Portfolio               [graphic] Value Portfolio
   [graphic] Growth Portfolio                       [graphic] Wealth Appreciation Strategy Portfolio
   [graphic] International Growth Portfolio         [graphic] Balanced Wealth Strategy Portfolio
   [graphic] Global Thematic Growth Portfolio


 This Prospectus describes the Portfolios that are available as underlying investments through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCEBERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                 Page
SUMMARY INFORMATION.............................   4
RISKS SUMMARY...................................  36
FEES AND EXPENSES OF THE PORTFOLIOS.............  39
INVESTING IN THE PORTFOLIOS.....................  42
MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR
INVESTMENTS.....................................  46
MANAGEMENT OF THE PORTFOLIOS....................  57
DIVIDENDS, DISTRIBUTIONS AND TAXES..............  67
GLOSSARY........................................  68
FINANCIAL HIGHLIGHTS............................  69
APPENDIX A--BOND RATINGS........................ A-1
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE
INFORMATION..................................... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about each of the Portfolios of the AllianceBernstein(R) Variable Products Series (VPS) Fund (the "Fund"). The Summary describes a Portfolio's objectives, investment strategies, principal risks, and fees. You will find additional information about the Portfolios and their investments beginning on page 46.


PERFORMANCE INFORMATION
This Summary includes a table for each Portfolio showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

.. how the Portfolio's average annual returns for one, five, and ten years (or over the life of the Portfolio) compare to those of a broad-based securities market index; and

.. how the Portfolio's performance changed from year to year over ten years (or over the life of the Portfolio).

                                  PLEASE NOTE
  A Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Portfolio.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Portfolio. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments may typically have a lower return than a riskier investment. In other words, you may get a higher return if your investments have more risk.

  The bar chart for each Portfolio also gives an indication of a Portfolio's overall risk. A Portfolio with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Portfolio followed by an explanation of these risks. Generally, each Portfolio has broad risks that apply to all funds, such as market risk, interest rate risk or credit risk, as well as specific risks of investing in particular types of securities, such as non-U.S. (foreign) risk or small- and mid-capitalization companies risk. The risks of a Portfolio may be increased by the use of borrowing techniques or derivatives, such as futures, forwards, options and swaps.


                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Portfolio. The value of securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings.


                          WHAT IS INTEREST RATE RISK?
  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Portfolio's net asset value ("NAV") to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Portfolio's NAV would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as the governments of other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities or junk bonds, generally pay a higher interest rate to compensate investors for the additional risk.


CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Portfolios'
Adviser:

..  investment grade; or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Portfolio may purchase a security, regardless of any rating modification, provided the security is rated at or above the Portfolio's minimum rating category. For example, a Portfolio may purchase a security rated B1 by Moody's, or B- by S&P, provided the Portfolio may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other ratings agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities tend to be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change approximately 4% if rates change by 1%; a duration of two years will result in an approximately 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.


General

.. The Fund's investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including approximately 103 mutual funds.


.. References to "net assets" mean the assets of a Portfolio after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Portfolio's investments.

.. Portfolios that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as real estate or utility industry securities, will not change these policies without 60 days' prior written notice to shareholders.

AllianceBernstein VPS Money Market Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.


The Portfolio is a "money market fund" that seeks to maintain a stable NAV of $1.00 per share although there is no guarantee that the Portfolio will maintain an NAV of $1.00 per share. The Portfolio invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Portfolio's investments. Currently, under Rule 2a-7, the Portfolio's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.


The Portfolio may invest in:


.. marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities;


.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having net assets of more than $500 million;

.. high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

.. restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.


The Portfolio may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks. The Portfolio limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Fund's Board of Directors (the "Board").

The Board has approved the participation by the Portfolio in the U.S. Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). The initial term of the Program was from September 18, 2008 to December 18, 2008 and its term was extended to April 30, 2009. The term of the Program was recently further extended to September 18, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. The Program applies to shares of the Portfolio held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Portfolio "breaks the buck", meaning that the stable NAV of $1.00 per share that the Portfolio seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Portfolio must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program apply to Covered Shareholders based on the number of shares held on September 19, 2008, a shareholder would receive no payments for any increase in the number of the Portfolio's shares held after that date. If a shareholder closes his or her account, the shareholder will not be covered by the Program. If the number of shares held in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, a shareholder would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Portfolio is required to pay a fee to the Treasury for its participation in the Program based on the Portfolio's aggregate NAV on September 19, 2008. The fee for the Portfolio's continued participation in the program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Portfolio for its initial participation in the Program of 0.01% and for its continued participation in the Program until April 30, 2009 of 0.015% both of which were based on the Portfolio's aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Portfolio's asset base over the entire extended Program term.


PRINCIPAL RISKS


..Interest Rate Risk   .Credit Risk
                      .Non-U.S. (Foreign) Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                            Since
           1 Year 5 Years Inception*
------------------------------------
Portfolio  1.64%   2.44%    2.59%
------------------------------------


*Since Inception return information is from June 16, 1999.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-9513 or your financial intermediary.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06     07      08
------  ------  ------  ------  ------  ------  ------  -----  ------  ------
 n/a     5.64    3.32    0.85    0.28    0.46    2.10    3.96   4.08    1.64



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 1.45%, 3rd quarter, 2000; and Worst quarter was up 0.04%, 4th quarter, 2003.

AllianceBernstein VPS Intermediate Bond Portfolio
--------------------------------------------------------------------------------


OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS




..Market Risk               .Currency Risk

..Interest Rate Risk        .Emerging Market Risk

..Credit Risk               .Prepayment Risk

..Inflation Risk            .Derivatives Risk

..Non-U.S. (Foreign) Risk   .Leverage Risk




Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
Average Annual Total Returns
(For the periods ended December 31, 2008)



                                                       Since
                                      1 Year 5 Years Inception*
---------------------------------------------------------------
Portfolio                             -6.59%  1.29%    3.73%
---------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond
Index                                  5.24%  4.65%    6.05%
---------------------------------------------------------------



*Since Inception return information is from June 2, 1999.

BAR CHART
--------------------------------------------------------------------------------

                                    [CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06     07      08
------  ------  ------  ------  ------  ------  ------  -----  ------  ------
 n/a    10.84    7.60    7.54    3.61    3.52    1.75    3.59   4.60   -6.59


You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:

Best quarter was up 4.55%, 3rd quarter, 2001; and Worst quarter was down -4.26%, 3rd quarter, 2008.

AllianceBernstein VPS Large Cap Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from approximately $0.02 billion to approximately $421.80 billion as of December 31, 2008, the Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser relies heavily upon the fundamental research and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser expects that normally the Portfolio's investments will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Portfolio is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Portfolio invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.


PRINCIPAL RISKS


..Market Risk   .Focused Portfolio Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                Since
                              1 Year  5 Years Inception*
--------------------------------------------------------
Portfolio                     -39.82% -3.31%    -5.93%
--------------------------------------------------------
Russell 1000(R) Growth Index  -38.44% -3.42%    -5.81%
--------------------------------------------------------
S&P 500 Index                 -37.00% -2.19%    -2.85%
--------------------------------------------------------


*Since Inception return information is from July 14, 1999.

BAR CHART
--------------------------------------------------------------------------------


                                     [CHART]

                                 Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a    -16.78  -17.40  -30.84   23.37   8.34    14.88   -0.68   13.61  -39.82




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 14.73%, 4th quarter, 2001; and Worst quarter was down -19.87%, 4th quarter, 2008.

AllianceBernstein VPS Growth and Income Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Portfolio may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Portfolio. The research staff follows a primary research universe of approximately 500 largely U.S. companies. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.


In determining a company's intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic value and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Portfolio's portfolio normally will include approximately 60-90 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Portfolio; undervalued securities are further analyzed before being added to the Portfolio's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Portfolio.

The Adviser recognizes that the perception of what is an attractive stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, and as a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations. The Portfolio's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Portfolio also invests in high-quality securities of non-U.S. issuers. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                                    Since
                                                  1 Year  5 Years Inception*
----------------------------------------------------------------------------
Portfolio                                         -40.69% -3.28%     0.08%
----------------------------------------------------------------------------
Russell 1000(R) Value Index                       -36.85% -0.79%     0.51%
----------------------------------------------------------------------------


*Since Inception return information is from June 1, 1999.

BAR CHART
--------------------------------------------------------------------------------


                                     [CHART]

                              Calendar Year End (%)

   99     00     01     02     03     04     05      06     07      08
 -----  -----  -----  -----  -----  -----  -----   -----  ------  ------
  n/a   13.60  0.15  -22.26  32.18  11.22   4.60   16.98   4.86   -40.69




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 17.52%, 2nd quarter, 2003; and Worst quarter was down -20.14%, 4th quarter, 2008.

AllianceBernstein VPS Utility Income Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is current income and long-term growth of capital.


The Portfolio invests primarily in income-producing equity securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of companies in the utility industries. The Portfolio invests in securities of utility companies in the electric, telecommunications, gas, and water utilities industries. The Portfolio may invest in both U.S. and non-U.S. utility companies, although the Portfolio will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Portfolio invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Portfolio's investments between equity securities and fixed-income securities. The Portfolio may maintain up to 35% of its net assets in lower-rated securities.


The Portfolio seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Portfolio considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Portfolio may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Portfolio may enter into forward commitments and standby commitment agreements. The Portfolio also may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk            .Credit Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                              Since
                                            1 Year  5 Years Inception*
----------------------------------------------------------------------
Portfolio                                   -36.75%  6.47%     9.99%
----------------------------------------------------------------------
S&P 500 Utilities Index                     -28.98%  8.29%    11.36%
----------------------------------------------------------------------


*Since Inception return information is from July 22, 2002.

BAR CHART
--------------------------------------------------------------------------------


                                     [CHART]

                              Calendar Year End (%)

  99    00     01      02     03     04     05    06     07      08
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
 n/a    n/a    n/a    n/a   19.63  24.01  15.76  23.49  22.04  -36.75




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 14.56%, 2nd quarter, 2003; and Worst quarter was down -22.57%, 3rd quarter, 2008.

AllianceBernstein VPS Growth Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio invests primarily in a domestic portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark. Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's U.S. Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio emphasizes investments in large- and mid-capitalization companies; however, the Portfolio has the flexibility to invest across the capitalization spectrum. The Portfolio is designed for those seeking exposure to companies of various sizes. Normally, the Portfolio invests in approximately 80-120 companies.


PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                  Since
                                1 Year  5 Years Inception*
----------------------------------------------------------
Portfolio                       -42.55% -3.96%    -4.87%
----------------------------------------------------------
Russell 1000(R) Growth Index**  -38.44% -3.42%    -4.67%
----------------------------------------------------------
Russell 3000(R) Growth Index    -38.44% -3.33%    -4.43%
----------------------------------------------------------


* Since Inception return information is from June 1, 1999.


**The Portfolio's broad-based index used for comparison purposes has been changed from the Russell 3000(R) Growth Index to the Russell 1000(R) Growth Index because the new index more closely reflects the Portfolio's anticipated risk and return patterns.


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05      06     07       08
-----  -----  -----  -----  -----  -----  -----   -----   -----   ------
 n/a  -17.75 -23.65 -28.26  34.70  14.53  11.64   -1.24   12.66   -42.55




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 16.33%, 4th quarter, 2001; and Worst quarter was down -23.13%, 1st quarter, 2001.

AllianceBernstein VPS International Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in an international portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark, and other decisions, such as country allocation, are generally the result of the stock selection process.

Examples of the types of market sectors in which the Portfolio may invest include, but are not limited to, telecommunications, information technology, healthcare, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser's proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser's International Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Portfolio's investments among the selected market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Portfolio Oversight Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Portfolio invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Portfolio's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Portfolio may also invest in synthetic foreign equity securities. The Adviser expects that normally the Portfolio's portfolio will tend to emphasize investments in larger capitalization companies, although the Portfolio may invest in smaller or medium capitalization companies. The Portfolio normally invests in approximately 100-130 companies.


PRINCIPAL RISKS



..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                                                          Since
                                                                        1 Year  5 Years Inception*
--------------------------------------------------------------------------------------------------
Portfolio                                                               -48.96%  2.62%     0.60%
--------------------------------------------------------------------------------------------------
MSCI AC World Index (ex U.S.) (Gross)                                   -45.24%  3.00%    -0.25%
--------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)+                                      -43.56%  1.91%    -1.26%
--------------------------------------------------------------------------------------------------
MSCI AC World Index (ex U.S.) (Net)+                                    -45.53%  2.56%    -0.62%
--------------------------------------------------------------------------------------------------


*Since Inception return information is from July 3, 2000.

+The MSCI World Index (ex. U.S.) (Net) and the MSCI AC World Index (ex. U.S.)
 (Net) reflect the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                                     [CHART]

                              Calendar Year End (%)

 99     00     01     02     03     04     05     06      07      08
-----  -----  -----  -----  -----  -----  -----  -----  ------  ------
 n/a    n/a  -17.28  -4.26  43.07  23.97  20.55  26.70   17.78  -48.96




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 20.55%, 2nd quarter, 2003; and Worst quarter was down -27.33%, 3rd quarter, 2008.

AllianceBernstein VPS Global Thematic Growth Portfolio

--------------------------------------------------------------------------------




OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into our broader themes. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Portfolio's investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Portfolio's portfolio and which are expected to change over time based on the Adviser's research.

In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.

The Portfolio invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Portfolio invests in both developed and emerging market countries and may invest without limit in securities of issuers in any one country. The percentage of the Portfolio's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities.

The Portfolio may invest in any company and industry and in any type of security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but also may entail more risk than is generally true of larger, established companies. The Portfolio may also invest in synthetic foreign equity securities, real estate investment trusts and zero coupon bonds. Normally, the Portfolio invests in about 60-80 companies.

PRINCIPAL RISKS




..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Emerging Market Risk



Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.


Effective May 1, 2009, the Portfolio changed its name from AllianceBernstein Global Technology Portfolio to AllianceBernstein Global Thematic Growth Portfolio, eliminated its policy to invest at least 80% of its assets in companies expected to derive a substantial portion of their revenue from products and services in technology-related industries and/or to benefit from technological advances and improvements, and adopted its current investment strategy. The performance information shown below is for periods prior to implementation of these changes and may not be representative of performance the Portfolio will achieve under its new policies.


PERFORMANCE TABLE
--------------------------------------------------------------------------------




Average Annual Total Returns
(For the periods ended December 31, 2008)



                                               Since
                             1 Year  5 Years Inception*
-------------------------------------------------------
Portfolio                    -47.46% -5.75%    -6.85%
-------------------------------------------------------
MSCI AC World Index (Net)**  -42.19% -0.06%    -1.14%
-------------------------------------------------------
MSCI World Index (Net)**     -40.71% -0.51%    -1.51%
-------------------------------------------------------



* Since Inception return information is from September 22, 1999.

**The MSCI AC World Index (Net) and the MSCI World Index (Net) reflect no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes. The Portfolio's broad-based index used for comparison purposes has changed from the MSCI World Index (Net) to the MSCI AC World Index (Net) because the new index more closely resembles its investments.



BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                              Calendar Year End (%)

 99     00     01     02     03     04     05       06       07       08
-----  -----  -----  -----  -----  -----  -----   ------   ------   ------
 n/a  -21.67 -25.45 -41.81  43.79   5.09   3.65    8.38     19.89   -47.46




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 34.19%, 4th quarter, 2001; and Worst quarter was down -35.23%, 3rd quarter, 2001.

AllianceBernstein VPS Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE AND PRINCIPAL STRATEGIES

The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of December 31, 2008, there were approximately 4,800 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $5.8 billion. Because the Portfolio's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. Research analysts use the firm's Dynamic Gap growth philosophy to identify companies with unanticipated long-term growth potential. The Adviser looks for companies whose prospective earnings are not fully reflected in current market valuations.

The Portfolio may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Portfolio's investment policies emphasize investments in companies that are demonstrating improving fundamentals and favorable earnings momentum. The Portfolio may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Portfolio, the Adviser will employ a "bottom-up" stock selection process. The Portfolio may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Portfolio invests in about 95-125 companies.


PRINCIPAL RISKS


..Market Risk   .Capitalization Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                                        Since
                                                      1 Year  5 Years Inception*
--------------------------------------------------------------------------------
Portfolio                                             -45.62% -3.90%    -4.79%
--------------------------------------------------------------------------------
Russell 2000(TM) Growth Index                         -38.54% -2.35%    -4.06%
--------------------------------------------------------------------------------


*Since Inception return information is from August 10, 2000.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)


 09      00      01       02      03     04      05      06      07      08
-----   -----   -----   -----   -----   -----   -----   -----   -----   -----
 n/a     n/a   -12.86  -32.06   48.67   14.38   4.86    10.50   13.70   -45.62




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 25.38%, 4th quarter, 2001; and Worst quarter was down -29.52%, 4th quarter, 2008.

AllianceBernstein VPS Real Estate Investment Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is total return from long-term growth of capital and income.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operations companies, or REOCs. The Portfolio invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Portfolio will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Portfolio also may invest in short-term investment grade debt securities and other fixed-income securities.


The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements. The Portfolio may enter into derivatives transactions, including options, futures, forwards and swap agreements.


PRINCIPAL RISKS



..Market Risk            .Prepayment Risk

..Industry/Sector Risk   .Non-U.S. (Foreign) Risk

..Interest Rate Risk     .Currency Risk

..Credit Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                 Since
                               1 Year  5 Years Inception*
---------------------------------------------------------
Portfolio                      -35.82%  2.15%    7.94%
---------------------------------------------------------
FTSE NAREIT Equity REIT Index  -37.73%  0.91%    7.08%
---------------------------------------------------------



*Since Inception return information is from April 24, 2001.


BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  -----   ------  ------
 n/a     n/a     n/a     2.31    39.02   35.28   11.40  34.88   -14.76  -35.82




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 16.70%, 4th quarter, 2004; and Worst quarter was down -36.87%, 4th quarter, 2008.

AllianceBernstein VPS International Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio invests in companies that are determined by the Adviser's Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is at the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its larger internal research staff. The research staff begins with a global research universe of approximately 2,000 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. Bernstein's proprietary quantitative expected return model ranks all potential investments in order from the highest to lowest expected return. The Portfolio does not simply purchase the top-ranked securities, but rather uses this tool to help guide fundamental analysts in pursuing their research. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Portfolio's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Portfolio. Bernstein's quantitative analysts build risk models to ensure that the Portfolio's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Portfolio's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Portfolio may from time to time invest in currency derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when earnings expectations and/or momentum are favorable. A security will generally be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable.

The Portfolio may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities", and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS



..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Derivatives Risk

..Emerging Market Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                           Since
                         1 Year  5 Years Inception*
---------------------------------------------------
Portfolio                -53.28% -0.61%    3.32%
---------------------------------------------------
MSCI EAFE Index (Net)**  -43.38%  1.66%    2.12%
---------------------------------------------------


* Since Inception return information is from August 15, 2001.

**The MSCI EAFE Index (Net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                              Calendar Year End (%)

  99     00     01     02     03     04     05      06      07      08
-----  -----  -----  -----  -----  -----  -----   -----   -----   ------
 n/a    n/a    n/a   -5.36  43.95  24.89  16.58   35.05    5.58   -53.28




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 23.82%, 2nd quarter, 2003; and Worst quarter was down -28.75%, 4th quarter, 2008.

AllianceBernstein VPS Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.


The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index.

Because the Portfolio's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2008, there were approximately 2,505 small- to mid-capitalization companies, representing a market capitalization range from nearly $167 million to approximately $6.8 billion.


The Portfolio invests in companies that are determined by the Adviser to be undervalued, using its Bernstein unit's fundamental value approach. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Portfolio, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

The process begins with the use of Bernstein's proprietary quantitative tools to look for stocks with characteristics that have historically been associated with outperformance. Broadly speaking, Bernstein looks for companies with attractive valuation (for example, with low price to book ratios) and compelling success factors (for example, momentum and return on equity). Bernstein then uses this information to calculate an expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the portfolio. Typically, Bernstein's fundamental research analysts focus their research on the most attractive 20% of the universe.

Bernstein's fundamental research process is extensive. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

The Portfolio's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions. The Portfolio's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Portfolio. Bernstein seeks to manage overall Portfolio volatility relative to the universe of small- and mid-capitalization companies described above by favoring promising securities that offer the best balance between return and targeted risk. At times, the Portfolio may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of small- and mid-capitalization companies, such as financial services and consumer services, the Portfolio may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors relative return trends (also called "momentum") so as to better time new purchases and sales of securities. A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Portfolio to dispose of the security.

The Portfolio may invest in securities issued by non-U.S. companies and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Capitalization Risk       .Derivatives Risk

..Non-U.S. (Foreign) Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                                      Since
                                                    1 Year  5 Years Inception*
------------------------------------------------------------------------------
Portfolio                                           -35.75% -1.11%    4.46%
------------------------------------------------------------------------------
Russell 2500(TM) Value Index                        -31.99% -0.15%    4.12%
------------------------------------------------------------------------------
Russell 2500(TM) Index                              -36.79% -0.98%    1.83%
------------------------------------------------------------------------------


*Since Inception return information is from May 1, 2001.


BAR CHART
--------------------------------------------------------------------------------


                                     [CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05     06      07      08
-----  -----  -----  -----  -----  -----  -----  ------  ------  ------
 n/a    n/a    n/a   -6.37  40.89  19.07   6.63   14.20   1.53   -35.75




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 20.31%, 2nd quarter, 2003; and Worst quarter was down -27.00%, 4th quarter, 2008.

AllianceBernstein VPS Value Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Portfolio invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser's Bernstein unit. In selecting securities for the Portfolio's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Portfolio. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000(TM) Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Portfolio. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "IPG") reviews all analyst research performed for the Portfolio. The IPG makes sure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history. Finally, the IPG makes sure that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Additionally, Bernstein monitors a number of quantitative valuation metrics as well as relative return trends. The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events. Thus, relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein assesses these factors so as to better time purchases and sales of securities. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Portfolio. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Portfolio volatility. The Portfolio will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

A security generally will be sold when it no longer meets appropriate valuation criteria. Sale of a stock that has reached its target may be delayed, however, when momentum is favorable. The Portfolio may invest in securities issued by non-U.S. companies and convertible securities and enter into forward commitments. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS


..Market Risk               .Currency Risk

..Non-U.S. (Foreign) Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                Since
                              1 Year  5 Years Inception*
--------------------------------------------------------
Portfolio                     -41.01% -3.93%    -1.06%
--------------------------------------------------------
Russell 1000(TM) Value Index  -36.85% -0.79%     0.00%
--------------------------------------------------------


*Since Inception return information is from May 1, 2001.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a    -12.95   28.46  13.37    5.48   21.03   -4.16   -41.01




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 16.25%, 2nd quarter, 2003; and Worst quarter was down -22.07%, 4th quarter, 2008.

AllianceBernstein VPS Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is long-term growth of capital.

The Portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the Portfolio, the Adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research. Normally, the Adviser's targeted blend for the equity portion of the Portfolio is an equal weighting of growth and value stocks (50% each).

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each value investment team seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.


The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.


In addition to blending growth and value styles, the Portfolio blends each style component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the U.S. The Adviser will also allow the relative weightings of the Portfolio's growth and value components and U.S. and non-U.S. components to vary in response to markets, but ordinarily only by (+/-)5% of the portfolio. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the portfolio. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Portfolio may invest in real estate investment trusts, or REITs, and convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS



..Market Risk               .Allocation Risk

..Non-U.S. (Foreign) Risk   .Capitalization Risk

..Currency Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                Since
                                      1 Year  Inception*
--------------------------------------------------------
Portfolio                             -43.44%   -4.22%
--------------------------------------------------------
S&P 500 Stock Index                   -37.00%   -2.93%
--------------------------------------------------------
MSCI EAFE Index (Net)**               -43.38%    0.84%
--------------------------------------------------------
70% S&P 500 Stock Index/30% MSCI EAFE
Index (Net)                           -38.88%   -1.74%
--------------------------------------------------------


* Since Inception return information is from July 1, 2004.

**The MSCI EAFE Index (Net) reflects the investment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------


                              Calendar Year End (%)

                                    [CHART]

 99     00     01     02     03     04     05      06       07      08
-----  -----  -----  -----  -----  -----  -----   ------  ------  ------
 n/a    n/a    n/a    n/a    n/a    n/a   10.93   17.32    4.84   -43.44



You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 8.11%, 4th quarter, 2006; and Worst quarter was down -23.06%, 4th quarter, 2008.

AllianceBernstein VPS Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------



OBJECTIVE AND PRINCIPAL STRATEGIES
The Portfolio's investment objective is to maximize total return consistent with the Adviser's determination of reasonable risk.

The Portfolio invests in a portfolio of equity and debt securities that is designed as a solution for investors who seek a moderate tilt toward equity returns but also want the risk diversification offered by debt securities and the broad diversification of their equity risk across styles, capitalization ranges and geographic regions. The Portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. In managing the Portfolio, the Adviser efficiently diversifies between the debt and equity components to produce the desired risk/return profile. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the Portfolio.

The Portfolio's equity component is diversified between growth and value equity investment styles, and between U.S. and non-U.S. markets. The Adviser selects growth and value equity securities by drawing from a variety of its fundamental growth and value investment disciplines to produce a blended equity component. Within each equity investment discipline, the Adviser may draw on the capabilities of separate investment teams specializing in different capitalization ranges and geographic regions (U.S. and non-U.S.). Accordingly, in selecting equity investments for the Portfolio, the Adviser is able to draw on the resources and expertise of multiple growth and value equity investment teams, which are supported by more than 50 equity research analysts specializing in growth research, and more than 50 equity research analysts specializing in value research.

The Adviser's targeted blend for the non-REIT portion of the Portfolio's equity component is an equal weighting of growth and value stocks (50% each).

In addition to blending growth and value styles, the Adviser blends each style-based portion of the Portfolio's equity component across U.S. and non-U.S. issuers and various capitalization ranges. Within each of the value and growth portions of the Portfolio, the Adviser normally targets a blend of approximately 70% in equities of U.S. companies and the remaining 30% in equities of companies outside the U.S. The Adviser will also allow the relative weightings of the Portfolio's equity and debt, growth and value, and U.S. and non-U.S. component to vary in response to markets, but ordinarily only by (+/-)5% of the Portfolio. Beyond those ranges, the Adviser will generally rebalance the Portfolio toward the targeted blend. However, under extraordinary circumstances, when the Adviser believes that conditions favoring one investment component are compelling, the range may expand to 10% of the Portfolio. The Portfolio's targeted blend may change from time to time without notice to shareholders based on the Adviser's assessment of underlying market conditions.

The Adviser selects the Portfolio's growth stocks using its growth investment discipline. Each growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of the Adviser's large internal growth research staff, which follows over 1,500 U.S. and non-U.S. issuers. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition as well as a good knowledge of the management of most of the companies.

The Adviser's growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations. Each growth investment team constructs a portfolio that emphasizes equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Adviser selects the Portfolio's value stocks using its fundamental value investment discipline. In selecting stocks, each of the Adviser's value investment teams seeks to identify companies whose long-term earning power and dividend paying capability are not reflected in the current market price of their securities. This fundamental value discipline relies heavily upon the Adviser's large internal value research staff, which follows over 1,500 U.S. and non-U.S. issuers. Teams within the value research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

The Adviser's staff of company and industry analysts prepares its own earnings estimates and financial models for each company analyzed. The Adviser identifies and quantifies the critical variables that control a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. Through application of the value investment process described above, each value investment team constructs a portfolio that emphasizes equity securities of a limited number of value companies.

In selecting fixed-income investments for the Portfolio, the Adviser may draw on the capabilities of separate investment teams that specialize in different areas that are generally defined by the maturity of the debt securities and/or their ratings and which may include subspecialties (such as inflation-protected securities). These fixed-income investment teams draw on the resources and expertise of the Adviser's large internal fixed-income research staff, which includes over 50 dedicated fixed-income research analysts and economists. The Portfolio's debt securities will primarily be investment grade debt securities, but is expected to include lower-rated securities ("junk bonds") and preferred stock. The Portfolio will not invest more than 25% of its net assets in securities rated at the time of purchase below investment grade.


The Portfolio may invest in convertible securities, enter into repurchase agreements and forward commitments, and make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of its net assets is held as collateral for such short sales. The Portfolio may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS



..Market Risk          .Non-U.S. (Foreign) Risk

..Interest Rate Risk   .Currency Risk

..Credit Risk          .Allocation Risk

                      .Capitalization Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Portfolio.

The table and bar chart provide an indication of the historical risk of an investment in the Portfolio.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns

(For the periods ended December 31, 2008)



                                                        Since
                                              1 Year  Inception*
----------------------------------------------------------------
Portfolio                                     -30.20%   -1.03%
----------------------------------------------------------------
S&P 500 Stock Index                           -37.00%   -2.93%
----------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index      5.24%    5.07%
----------------------------------------------------------------
60% S&P 500 Stock Index/40% Barclays Capital
U.S. Aggregate Bond Index                     -22.06%    0.43%
----------------------------------------------------------------


*Since Inception return information is from July 1, 2004.

BAR CHART
--------------------------------------------------------------------------------


                                    [CHART]

                             Calendar Year End (%)

  99     00     01     02     03     04     05      06      07      08
-----  -----  -----  -----  -----  -----  -----   ------  ------  -----
 n/a    n/a    n/a    n/a    n/a    n/a   7.01    13.76    5.26   -30.20




You should consider an investment in the Portfolio as a long-term investment. The Portfolio's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Portfolio's:


Best quarter was up 6.22%, 4th quarter, 2006; and Worst quarter was down -14.71%, 4th quarter, 2008.

RISKS SUMMARY
--------------------------------------------------------------------------------

In this Summary, we describe principal and other risks that may affect a Portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Portfolios and Their Investments."

MARKET RISK

This is the risk that the value of a Portfolio's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.


INTEREST RATE RISK

Changes in interest rates will affect the yield and value of a Portfolio's investments in fixed-income securities. When interest rates rise, the value of a Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Portfolios that invest in fixed-income securities with longer maturities or durations.


CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security or its guarantor may be downgraded after purchase of the security, which may affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is generally greater for Portfolios that invest a significant portion of its assets in fixed-income securities with longer maturities.


INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of a Portfolio's investments.

CAPITALIZATION RISK

This is the risk of investments in small- and mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.


NON-U.S. (FOREIGN) RISK

A Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Portfolio's investments in a country other than the United States. To the extent a Portfolio invests in a particular country or geographic region, the Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed non-U.S. (foreign) countries.

CURRENCY RISK

This is the risk that changes in non-U.S. (foreign) currency rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) or other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets.


PREPAYMENT RISK

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

FOCUSED PORTFOLIO RISK
The Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on a Portfolio's NAV.

DERIVATIVES RISK

This is the risk of investments in derivatives. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for a Portfolio, and subject to counterparty risk to a greater degree than more traditional investments.

LEVERAGE RISK
When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts, or by borrowing money.


LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Portfolio from selling out of these illiquid securities at an advantageous time or price. Derivative-based securities and privately-issued mortgage-related securities and other asset-backed securities, which do not have a government or government sponsored entity guarantee, that are subject to substantial market and credit risk may have greater liquidity risk.

ALLOCATION RISK

The allocation of investments among different investment styles, such as growth or value, equity and debt securities, or U.S. and non-U.S. securities may have a more significant effect on the Portfolio's NAV when one of these asset classes is performing more poorly than the other.


MANAGEMENT RISK

Each Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for each Portfolio, but there is no guarantee that its techniques will produce the intended results.



------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Non-U.S.
                                                          Market Interest  Credit Inflation  Industry/  Capitaliza- (Foreign)
Portfolio                                                  Risk  Rate Risk  Risk    Risk    Sector Risk  tion Risk    Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                             .       .                                          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio               .        .       .        .                                 .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio               .                                    .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                  .        .       .                   .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                          .                                                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio            .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio          .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                .                                                .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio          .        .       .                   .                      .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio             .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio             .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                           .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio    .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio        .        .       .                               .          .
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
                                                          Emerging
                                                           Market
Portfolio                                                   Risk
------------------------------------------------------------------
AllianceBernstein Money Market Portfolio
------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio                .
------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio
------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio
------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio
------------------------------------------------------------------
AllianceBernstein Growth Portfolio
------------------------------------------------------------------
AllianceBernstein International Growth Portfolio             .
------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio           .
------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio
------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio
------------------------------------------------------------------
AllianceBernstein International Value Portfolio              .
------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio
------------------------------------------------------------------
AllianceBernstein Value Portfolio
------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio
------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio
------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                    Pre-    Focused
                                                          Currency payment Portfolio Derivatives Leverage Allocation  Manage-
PORTFOLIO                                                   Risk    Risk     Risk       Risk       Risk      Risk    ment Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                                                                                 .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio                .        .                   .         .                    .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Portfolio                                   .                                         .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth and Income Portfolio                .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Utility Income Portfolio                   .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Portfolio                                                                                       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Portfolio             .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Portfolio           .                                                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small Cap Growth Portfolio                                                                             .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Portfolio           .        .                                                  .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International Value Portfolio              .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Value Portfolio              .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Value Portfolio                            .                            .                              .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Wealth Appreciation Strategy Portfolio     .                                                .          .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio         .                                                .          .
------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                WHY ARE PORTFOLIO FEES AND EXPENSES IMPORTANT?
  Fees and expenses reduce the investment performance of a Portfolio. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other portfolios. You pay fees and expenses indirectly because they are deducted from a Portfolio's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets) and EXAMPLES
The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolios in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract, Contractholders that invest in a Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

The Examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other portfolios. The Examples do not give effect to any separate account or contract level fees that might be paid by a Contractholder. They assume that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:




                   AllianceBernstein VPS Money Market Portfolio
                   Operating Expenses
                   ---------------------------------------------
                   Management Fees                        .45%
                   ---------------------------------------------
                   Distribution (12b-1) Fees              .25%
                   ---------------------------------------------
                   Other Expenses                         .50%
                   ---------------------------------------------
                   Total Portfolio Operating Expenses    1.20%
                   ---------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $122
                             ----------------------
                             After 3 years     $381
                             ----------------------
                             After 5 years     $660
                             ----------------------
                             After 10 years  $1,455
                             ----------------------



                    AllianceBernstein VPS Intermediate Bond Portfolio
                    Operating Expenses
                    --------------------------------------------------
                    Management Fees                          .45%
                    --------------------------------------------------
                    Distribution (12b-1) Fees                .25%
                    --------------------------------------------------
                    Other Expenses                           .19%
                    --------------------------------------------------
                    Total Portfolio Operating Expenses       .89%
                    --------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year       $91
                             ----------------------
                             After 3 years     $284
                             ----------------------
                             After 5 years     $493
                             ----------------------
                             After 10 years  $1,096
                             ----------------------



                   AllianceBernstein VPS Large Cap Growth Portfolio
                   Operating Expenses
                   -------------------------------------------------
                   Management Fees                          .75%
                   -------------------------------------------------
                   Distribution (12b-1) Fees                .25%
                   -------------------------------------------------
                   Other Expenses                           .09%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses      1.09%
                   -------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $111
                             ----------------------
                             After 3 years     $347
                             ----------------------
                             After 5 years     $601
                             ----------------------
                             After 10 years  $1,329
                             ----------------------



                    AllianceBernstein VPS Growth and Income Portfolio
                    Operating Expenses
                    --------------------------------------------------
                    Management Fees                          .55%
                    --------------------------------------------------
                    Distribution (12b-1) Fees                .25%
                    --------------------------------------------------
                    Other Expenses                           .07%
                    --------------------------------------------------
                    Total Portfolio Operating Expenses       .87%
                    --------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year       $89
                             ----------------------
                             After 3 years     $278
                             ----------------------
                             After 5 years     $482
                             ----------------------
                             After 10 years  $1,073
                             ----------------------

                   AllianceBernstein VPS Utility Income Portfolio
                   Operating Expenses*
                   -----------------------------------------------
                   Management Fees                         .55%
                   -----------------------------------------------
                   Distribution (12b-1) Fees               .25%
                   -----------------------------------------------
                   Other Expenses                          .73%
                   -----------------------------------------------
                   Total Portfolio Operating Expenses     1.53%
                   -----------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $156
                             ----------------------
                             After 3 years     $483
                             ----------------------
                             After 5 years     $834
                             ----------------------
                             After 10 years  $1,824
                             ----------------------



                   AllianceBernstein VPS Growth Portfolio
                   Operating Expenses*
                   -----------------------------------------
                   Management Fees                      .75%
                   -----------------------------------------
                   Distribution (12b-1) Fees            .25%
                   -----------------------------------------
                   Other Expenses                       .31%
                   -----------------------------------------
                   Total Portfolio Operating Expenses  1.31%
                   -----------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $133
                             ----------------------
                             After 3 years     $415
                             ----------------------
                             After 5 years     $718
                             ----------------------
                             After 10 years  $1,579
                             ----------------------



                   AllianceBernstein VPS International Growth Portfolio
                   Operating Expenses*
                   -----------------------------------------------------
                   Management Fees                            .75%
                   -----------------------------------------------------
                   Distribution (12b-1) Fees                  .25%
                   -----------------------------------------------------
                   Other Expenses                             .35%
                   -----------------------------------------------------
                   Total Portfolio Operating Expenses        1.35%
                   -----------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $137
                             ----------------------
                             After 3 years     $428
                             ----------------------
                             After 5 years     $739
                             ----------------------
                             After 10 years  $1,624
                             ----------------------



                   AllianceBernstein VPS Global Thematic Growth Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                             .75%
                   -------------------------------------------------------
                   Distribution (12b-1) Fees                   .25%
                   -------------------------------------------------------
                   Other Expenses                              .29%
                   -------------------------------------------------------
                   Total Portfolio Operating Expenses         1.29%
                   -------------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $131
                             ----------------------
                             After 3 years     $409
                             ----------------------
                             After 5 years     $708
                             ----------------------
                             After 10 years  $1,556
                             ----------------------



                   AllianceBernstein VPS Small Cap Growth Portfolio
                   Operating Expenses*
                   -------------------------------------------------
                   Management Fees                          .75%
                   -------------------------------------------------
                   Distribution (12b-1) Fees                .25%
                   -------------------------------------------------
                   Other Expenses                          1.05%
                   -------------------------------------------------
                   Total Portfolio Operating Expenses      2.05%
                   -------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $208
                             ----------------------
                             After 3 years     $643
                             ----------------------
                             After 5 years   $1,103
                             ----------------------
                             After 10 years  $2,379
                             ----------------------



                   AllianceBernstein VPS Real Estate Investment Portfolio
                   Operating Expenses*
                   -------------------------------------------------------
                   Management Fees                             .55%
                   -------------------------------------------------------
                   Distribution (12b-1) Fees                   .25%
                   -------------------------------------------------------
                   Other Expenses                              .90%
                   -------------------------------------------------------
                   Total Portfolio Operating Expenses         1.70%
                   -------------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $173
                             ----------------------
                             After 3 years     $536
                             ----------------------
                             After 5 years     $923
                             ----------------------
                             After 10 years  $2,009
                             ----------------------



                   AllianceBernstein VPS International Value Portfolio
                   Operating Expenses
                   ----------------------------------------------------
                   Management Fees                            .75%
                   ----------------------------------------------------
                   Distribution (12b-1) Fees                  .25%
                   ----------------------------------------------------
                   Other Expenses                             .06%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses        1.06%
                   ----------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $108
                             ----------------------
                             After 3 years     $337
                             ----------------------
                             After 5 years     $585
                             ----------------------
                             After 10 years  $1,294
                             ----------------------



                   AllianceBernstein VPS Small/Mid Cap Value Portfolio
                   Operating Expenses
                   ----------------------------------------------------
                   Management Fees                            .75%
                   ----------------------------------------------------
                   Distribution (12b-1) Fees                  .25%
                   ----------------------------------------------------
                   Other Expenses                             .11%
                   ----------------------------------------------------
                   Total Portfolio Operating Expenses        1.11%
                   ----------------------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $113
                             ----------------------
                             After 3 years     $353
                             ----------------------
                             After 5 years     $612
                             ----------------------
                             After 10 years  $1,352
                             ----------------------

                    AllianceBernstein VPS Value Portfolio
                    Operating Expenses*
                    ----------------------------------------
                    Management Fees                     .55%
                    ----------------------------------------
                    Distribution (12b-1) Fees           .25%
                    ----------------------------------------
                    Other Expenses                      .19%
                    ----------------------------------------
                    Total Portfolio Operating Expenses  .99%
                    ----------------------------------------



                             Examples
                             ----------------------
                             After 1 year      $101
                             ----------------------
                             After 3 years     $315
                             ----------------------
                             After 5 years     $547
                             ----------------------
                             After 10 years  $1,213
                             ----------------------





                AllianceBernstein VPS Wealth Appreciation
                Strategy Portfolio
                Operating Expenses
                ------------------------------------------------
                Management Fees                             .65%
                ------------------------------------------------
                Distribution (12b-1) Fees                   .25%
                ------------------------------------------------
                Other Expenses                             1.40%
                ------------------------------------------------
                Total Portfolio Operating Expenses         2.30%
                ------------------------------------------------
                Waiver and/or Expense Reimbursement (a)  (1.15)%
                ------------------------------------------------
                Net Expenses                               1.15%
                ------------------------------------------------



                           Examples
                           --------------------------
                           After 1 year          $117
                           --------------------------
                           After 3 years (b)     $608
                           --------------------------
                           After 5 years (b)   $1,125
                           --------------------------
                           After 10 years (b)  $2,547
                           --------------------------



                AllianceBernstein VPS Balanced Wealth Strategy Portfolio
                Operating Expenses
                ---------------------------------------------------------
                Management Fees                                 .55%
                ---------------------------------------------------------
                Distribution (12b-1) Fees                       .25%
                ---------------------------------------------------------
                Other Expenses                                  .22%
                ---------------------------------------------------------
                Total Portfolio Operating Expenses             1.02%
                ---------------------------------------------------------
                Waiver and/or Expense Reimbursement (a)       (.02)%
                ---------------------------------------------------------
                Net Expenses                                   1.00%
                ---------------------------------------------------------



                           Examples
                           --------------------------
                           After 1 year          $102
                           --------------------------
                           After 3 years (b)     $323
                           --------------------------
                           After 5 years (b)     $561
                           --------------------------
                           After 10 years (b)  $1,246
                           --------------------------





(a)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Portfolio's operating expenses. This waiver extends through May 1, 2010 for each of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio and may be extended by the Adviser for additional one-year terms.

(b)The example assumes that the Adviser's agreement to waive management fees and/or bear Portfolio expenses is not extended beyond May 1, 2010.

* The expense information in the table has been restated to reflect current expenses (i.e., annualized fiscal year-to-date expenses as of February 28, 2009) based on lower assets under management. The expense information differs from the expense information included in the Financial Highlights section on pages 69-76, which is based on amounts incurred and higher average net assets during the fiscal year ended December 31, 2008. Actual expenses may be higher or lower than those shown.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolios offer their shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the Portfolios' shares. AllianceBernstein Investments, Inc. ("ABI") may from time to time receive payments from Insurers in connection with the sale of the Portfolio's shares through the Insurer's separate accounts.

The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

DISTRIBUTION ARRANGEMENTS

The Portfolios have adopted a plan under Commission Rule 12b-1 that allows the Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.


PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including the Portfolios.

  Insurers or your financial intermediary receive compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

Other Payments for Educational Support and Distribution Assistance
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolios. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $700,000. In 2008, ABI paid additional payments of approximately $700,000 for the Portfolios.


  If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

  Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Portfolios, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:


  AIG SunAmerica
  Genworth Financial
  ING
  Lincoln Financial Distributors
  Merrill Lynch
  Pacific Life Insurance Company
  Phoenix Life Insurance Company
  Prudential Financial
  RiverSource Distributors
  Sun Life Financial
  Transamerica Capital

Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio's performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). Each of the Portfolios has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, each of the Portfolios expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other Contractholders.


Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. If a Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.


Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.


Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


..  Transaction Surveillance Procedures. The Fund, through its agents, ABI and
   AllianceBernstein Investor Services, Inc. ("ABIS"), maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurer's omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. The Portfolios apply their surveillance procedures to Insurers. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to account to prohibit future purchases and exchanges of Portfolio shares.

Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV (except for the AllianceBernstein Money Market Portfolio), a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The AllianceBernstein Money Market Portfolio's NAV is expected to be constant at $1.00 share, although this value is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern Time, each day the Exchange is open for business. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolios may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the


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Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by a Portfolio.


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MORE INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's strategies, investments, and risks can be found in the Fund's SAI.

DERIVATIVES
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.


There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Portfolio's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.


The Portfolios may use the following types of derivatives.

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Portfolios' investments in forward contracts include the following:

 - Forward Currency Exchange Contracts. A Portfolio may purchase or sell currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Portfolio may enter into a forward contract as transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments include the following:


  - Options on Foreign Currencies. A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against


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    fluctuations in exchange rates, although if rates move adversely, a
    Portfolio may forfeit the entire amount of the premium plus related transaction costs. A Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

  - Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolio will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Portfolio does not exercise an option, the premium it paid for the option will be lost. Normally, a Portfolio will write only "covered" options, which means writing an option for securities the Portfolio owns, but may write an uncovered call option for cross-hedging purposes.

  - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Portfolios' investments in swap transactions include the following:


  - Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

  - Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Portfolio's portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.


  - Credit Default Swap Agreement. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for full payment of the obligation. If the reference obligation is a defaulted security, physical delivery will cause a Portfolio to hold a defaulted security. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.


   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly.

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   Credit default swaps are subject to general market risk, liquidity risk and credit risk.


  - Currency Swaps. A Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.


..  Other Derivatives and Strategies.


 - Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


  - Synthetic Foreign Equity Securities. The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.


   A Portfolio will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

  - Eurodollar Instruments. Eurodollar instruments are essentially
    U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.


  - Structured Instruments. As part of its investment program and to maintain greater flexibility, a Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt,

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    preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, or securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.


   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

CONVERTIBLE SECURITIES
Convertible securities include bonds, debentures, corporate notes and preferred stock, which are convertible at a stated exchange rate into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

DEPOSITARY RECEIPTS AND SECURITIES OF SUPRANATIONAL ENTITIES
Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

A Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

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When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES

Under current Commission Guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


INDEXED COMMERCIAL PAPER
Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Portfolio will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Portfolio to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Portfolio will purchase such commercial paper for hedging purposes only, not for speculation.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


IPS tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


INVESTMENT IN OTHER INVESTMENT COMPANIES
A Portfolio may invest in other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder. If a Portfolio acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, a Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

LOAN PARTICIPATIONS
A Portfolio may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Portfolio and a borrower may affect the ability of the Portfolio to receive principal and interest payments.

The success of a Portfolio may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is

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impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.


Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of mortgage-backed securities that may be available in the future.


Guaranteed Mortgage Pass-Through Securities. The AllianceBernstein Real Estate Investment Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. The AllianceBernstein Real Estate Investment Portfolio will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the AllianceBernstein Real Estate Investment Portfolio does not intend to invest in residual interests.

OTHER ASSET-BACKED SECURITIES
A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


PREFERRED STOCK
A Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

ADDITIONAL RISK CONSIDERATIONS FOR REAL ESTATE INVESTMENTS
Although the AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in real estate equity securities of real estate companies and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's

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investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

ADDITIONAL RISK CONSIDERATIONS FOR INVESTMENTS IN THE UTILITY INDUSTRY
A Portfolio's principal risks may include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on a Portfolio's NAV. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Portfolio's policy of concentrating its investments in utility companies, the Portfolio is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.


REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Each Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.


REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
A Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Portfolio. In addition, reverse repurchase agreements and dollar rolls involve the risk that the

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market value of the securities a Portfolio is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
A Portfolio may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although a Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

STRUCTURED SECURITIES
A Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-backed and other asset-backed securities. These investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include

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receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

NON-U.S. (FOREIGN) SECURITIES

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Portfolio that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

 Algeria                   Hong Kong                 Poland
 Argentina                 Hungary                   Qatar
 Belize                    India                     Romania
 Brazil                    Indonesia                 Russia
 Bulgaria                  Israel                    Singapore
 Chile                     Jamaica                   Slovakia
 China                     Jordan                    Slovenia
 Colombia                  Kazakhstan                South Africa
 Costa Rica                Lebanon                   South Korea
 Cote D'Ivoire             Malaysia                  Taiwan
 Croatia                   Mexico                    Thailand
 Czech Republic            Morocco                   Trinidad & Tobago
 Dominican Republic        Nigeria                   Tunisia
 Ecuador                   Pakistan                  Turkey
 Egypt                     Panama                    Ukraine
 El Salvador               Peru                      Uruguay
 Guatemala                 Philippines               Venezuela


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The


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currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


NON-U.S. (FOREIGN) CURRENCIES
A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. A Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate.

FIXED-INCOME SECURITIES
The value of a Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of these securities will generally rise. Conversely, during periods of rising interest rates, the values of these securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

BORROWINGS AND LEVERAGE

Certain of the Portfolios may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreement, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of a Portfolio's shares and the relatively greater effect on the NAV of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments and reduce the NAV of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.


INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

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UNRATED SECURITIES
A Portfolio may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities that are consistent with the Portfolio's objective and policies.

SOVEREIGN DEBT OBLIGATIONS

No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Portfolio to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


By investing in sovereign debt obligations, a Portfolio will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

Investments in sovereign debt obligations may include those that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Portfolios' investment objectives. A Portfolio may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

INVESTMENT IN SMALLER, LESS-SEASONED COMPANIES

A Portfolio may invest in smaller, less-seasoned companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operation may fluctuate widely and may also contribute to stock price volatility.


Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Board may change a Portfolio's investment objective without shareholder approval. A Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of a Portfolio may be changed without shareholder approval.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. Generally, the Portfolios are actively managed and a Portfolio's portfolio turnover may exceed 100% in some cases in response to market conditions or as otherwise discussed with respect to a specific Portfolio. A higher rate of portfolio turnover increases transaction and other expenses, which must be borne by the Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Portfolio may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Portfolio) debt securities. While a Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of each Portfolio's portfolio holdings.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2008, totaling more than $462 billion (of which over $65 billion represented assets of investment companies). As of December 31, 2008, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 49 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 36 registered investment companies managed by the Adviser, comprising 103 separate investment portfolios, with approximately 4.0 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, for the fiscal year ended December 31, 2008, each of the Portfolios paid the Adviser as a percentage of average daily net assets:



                                                           Fee as a percentage of
Portfolio                                                 average daily net assets*
-----------------------------------------------------------------------------------
AllianceBernstein Money Market Portfolio                             .45%
AllianceBernstein Intermediate Bond Portfolio                        .45%
AllianceBernstein Large Cap Growth Portfolio                         .75%
AllianceBernstein Growth and Income Portfolio                        .55%
AllianceBernstein Utility Income Portfolio                           .55%
AllianceBernstein Growth Portfolio                                   .75%
AllianceBernstein International Growth Portfolio                     .75%
AllianceBernstein Global Thematic Growth Portfolio                   .75%
AllianceBernstein Small Cap Growth Portfolio                         .75%
AllianceBernstein Real Estate Investment Portfolio                   .55%
AllianceBernstein International Value Portfolio                      .75%
AllianceBernstein Small/Mid Cap Value Portfolio                      .75%
AllianceBernstein Value Portfolio                                    .55%
AllianceBernstein Wealth Appreciation Strategy Portfolio               0%
AllianceBernstein Balanced Wealth Strategy Portfolio                 .54%


*See "Fees and Expenses of the Portfolios" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders (in the case of AllianceBernstein Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio) or in the Portfolio's semi-annual report to shareholders (in the case of each other Portfolio).


The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from a Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Portfolio. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of, and investment decisions for, the AllianceBernstein Growth and Income Portfolio are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Frank Caruso, CFA, who is Chief Investment Officer of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of the Portfolio (since
2001). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.



The day-to-day management of, and investment decisions for, the AllianceBernstein Intermediate Bond Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. The U.S. Core Fixed Income Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the persons within the U.S. Core Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                               Principal Occupation During
Employee; Year; Title                            the Past Five (5) Years
---------------------------------------------------------------------------------
Paul J. DeNoon; since March 2009; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser             with which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.

Shawn E. Keegan; since April 2007; Vice   Vice President of the Adviser, with
President of the Adviser                  which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.

Joran Laird; since April 2007; Vice       Vice President of the Adviser, with
President of the Adviser                  which he has been associated in a
                                          substantially similar capacity to his
                                          current position since prior to 2004.


                                                   Principal Occupation During
Employee; Year; Title                                the Past Five (5) Years
--------------------------------------------------------------------------------------
Alison M. Martier; since April 2007; Senior  Senior Vice President of the Adviser,
Vice President of the Adviser and Director   with which she has been associated in
of Fixed-Income Senior Portfolio             a substantially similar capacity to her
Management Team                              current position since prior to 2004,
                                             and Director of Fixed-Income Senior
                                             Portfolio Management Team.

Douglas J. Peebles; since November 2007;     Executive Vice President of the Adviser,
Executive Vice President of the Adviser,     with which he has been associated in a
Chief Investment Officer and Head of         substantially similar capacity to his
Fixed-Income                                 current position since prior to 2004,
                                             Chief Investment Officer and Head of
                                             Fixed-Income.

Greg J. Wilensky; since April 2007; Senior   Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             substantially similar capacity to his
                                             current position since prior to 2004.




The day-to-day management of and investment decisions for the AllianceBernstein Utility Income Portfolio are made by Ms. Annie Tsao, Senior Vice President of the Adviser and Research Analyst. Ms. Tsao has been responsible for the Portfolio's investments since 2001, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2004. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition,
Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The day-to-day management of and investment decisions for the AllianceBernstein Growth Portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's industry focused equity analysts in the U.S. and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



                                                Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
----------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity to his
                                           current position since prior to 2004.

Frank V. Caruso; since December 2008;      (see above)
Senior Vice President of the Adviser



                                                Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
------------------------------------------------------------------------------------
Lisa A. Shalett; since December 2008;    Executive Vice President of the Adviser,
Executive Vice President of the Adviser  with which she has been associated in a substantially similar capacity to her
                                         current position since prior to 2004. In
                                         February 2007, she joined the
                                         management team of Alliance Growth
                                         Equities as the Global Research Director
                                         and was named Global Head of Growth
                                         Equities in January 2008. For the four
                                         years prior, Ms. Shalett was Chair and
                                         Chief Executive Officer of Sanford C.
                                         Bernstein LLC, the firm's institutional
                                         research brokerage business.

P. Scott Wallace; since December 2008;   Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity to his
                                         current position since prior to 2004.

Vadim Zlotnikov; since December 2008;    Executive Vice President of the Adviser,
Executive Vice President of the Adviser  and Chief Investment Officer of Growth
                                         Equities and Head of Growth Portfolio
                                         Analytics since January 2008. Prior
                                         thereto, he was the Chief Investment
                                         Strategist for Sanford C. Bernstein's
                                         institutional research unit since prior to
                                         2004.



The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Portfolio's portfolio will be made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Catherine Wood and Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The following table lists the senior members of the Teams with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years.



                                                 Principal Occupation During
Employee; Year; Title                             the Past Five (5) Years
-----------------------------------------------------------------------------------
Catherine D. Wood; since May 2009;         Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which she has been associated in
                                           a substantially similar capacity to her
                                           current position since prior to 2004.
                                           Ms. Wood is also the Chief Investment
                                           Officer of Strategic Research.

Stephen Tong; since May 2009; Senior Vice  Associate Director of Global Growth
President of the Adviser                   Research of the Adviser since December
                                           2007. Prior thereto, he was Chief
                                           Executive Officer of AllianceBernstein
                                           Japan from March 2007 until December
                                           2007. Prior thereto, he was Director of
                                           Japan Growth Research for
                                           AllianceBernstein Japan since prior to
                                           2004.


                                                  Principal Occupation During
Employee; Year; Title                               the Past Five (5) Years
-------------------------------------------------------------------------------------
Amy P. Raskin; since May 2009; Senior       Senior Vice President of the Adviser,
Vice President of the Adviser               with which she has been associated in
                                            a substantially similar capacity to her
                                            current position since prior to 2004.
                                            She is also Director of Research on
                                            Strategic Change since 2006 and
                                            Director of Early Stage Growth Unit
                                            since 2008.

Joseph G. Carson; since May 2009; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004 and
                                            Director of Global Economic Research
                                            on Fixed-Income.

Lisa A. Shalett; since May 2009; Executive  (see above)
Vice President of the Adviser

Vadim Zlotnikov; since May 2009;            (see above)
Executive Vice President of the Adviser



The management of, and investment decisions for, the AllianceBernstein International Growth Portfolio are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Portfolio's portfolio is the responsibility of a senior sector analyst dedicated to his/her respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's International Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Growth senior sector analysts, is responsible for determining the market sectors in which the Portfolio invests and the percentage allocation into each sector. No one person is principally responsible for making recommendations for the Portfolio's portfolio.

The following table lists the members of the International Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:



Employee; Year; Title;                            Principal Occupation During
Underlying Investment Team                          the Past Five (5) Years
-------------------------------------------------------------------------------------
Gregory Eckersley; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Robert W. Scheetz; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.

Christopher M. Toub; since 2005;            Executive Vice President of the Adviser,
Executive Vice President of the Adviser     with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2004.



The management of, and investment decisions for, each of the other Portfolios' portfolios are made by certain Investment Policy Groups or Investment Teams. Each Investment Policy Group or Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Portfolio's portfolio.


The following table lists the Investment Policy Groups or Investment Teams, as applicable, the persons within each Investment Policy Group or Investment Team with the most significant responsibility for the day-to-day management of the Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:


            Portfolio and                                                     Principal Occupation During the Past
          Responsible Group                    Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
AllianceBernstein Money Market         Raymond J. Papera; since 1997; Senior  Senior Vice President of the Adviser,
Portfolio                              Vice President of the Adviser          with which he has been associated in
Money Market Investment Team                                                  a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       Maria R. Cona; since 2005; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which she has been associated in a
                                                                              substantially similar capacity to her
                                                                              current position since prior to 2004.

AllianceBernstein Small Cap Growth     Bruce K. Aronow; since 2000; Senior    Senior Vice President of the Adviser,
Portfolio                              Vice President of the Adviser and      with which he has been associated in
Small Cap Growth Investment Team       Small Cap Growth Team Leader           a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       N. Kumar Kirpalani; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

                                       Samantha S. Lau; since 2005; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which she has been associated in
                                                                              a substantially similar capacity to
                                                                              her current position since prior to
                                                                              2004.


            Portfolio and                                                     Principal Occupation During the Past
          Responsible Group                    Employee; Year; Title                     Five (5) Years
--------------------------------------------------------------------------------------------------------------------
                                       Wen-Tse Tseng; since 2006; Vice        Vice President of the Adviser, with
                                       President of the Adviser               which he has been associated since
                                                                              March 2006. Prior thereto, he was the
                                                                              healthcare-sector portfolio manager
                                                                              for the small-cap growth team at
                                                                              William D. Witter from September 2003
                                                                              to February 2006. He also worked at
                                                                              Weiss, Peck & Greer, managing the
                                                                              healthcare-sector with the same team
                                                                              with which he worked at William D.
                                                                              Witter, from April 2002 to August
                                                                              2003.

AllianceBernstein Real Estate          Joseph G. Paul; since 2004; Senior     Senior Vice President of the Adviser,
Investment Portfolio                   Vice President of the Adviser          with which he has been associated
REIT Investment Policy Group                                                  since prior to 2004. He is also
                                                                              currently the Global Head of
                                                                              Diversified Value. Previously, he was
                                                                              Chief Investment Officer of Small-
                                                                              and Mid-Capitalization Value Equities
                                                                              from July 2002 until January 2009 and
                                                                              Co-Chief Investment Officer of Global
                                                                              Real Estate Investments from July
                                                                              2004 until January 2009.

                                       Teresa Marziano; since 2004; Senior    Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which she has been associated in
                                       Chief Investment Officer of Global     a substantially similar capacity to
                                       Real Estate Investments                her current position since prior to
                                                                              2004 and Chief Investment Officer of
                                                                              Global Real Estate Investments since
                                                                              July 2004. Prior thereto, she was
                                                                              Co-Chief Investment Officer of Global
                                                                              Real Estate Investments since July
                                                                              2004 and a Senior Analyst of
                                                                              investment research at
                                                                              Sanford C. Bernstein & Co., Inc.
                                                                              ("SCB") since prior to 2004.

AllianceBernstein International Value  Joseph G. Paul; since 2009; (see       (see above)
Portfolio                              above)
International Value Investment Policy
Group

                                       Sharon E. Fay; since 2005; Executive   Executive Vice President and Chief
                                       Vice President of the Adviser and      Investment Officer of Global Value
                                       Chief Investment Officer of Global     Equities and of UK and European Value
                                       Value Equities                         Equities at the Adviser since prior
                                                                              to 2004 and the head of Value
                                                                              Equities at SCB. She has chaired the
                                                                              Global Value Investment Policy Groups
                                                                              since prior to 2004.

                                       Kevin F. Simms; since inception;       Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser,  with which he has been associated in
                                       Co-Chief Investment Officer of         a substantially similar capacity to
                                       International Value Equities, and      his current position since prior to
                                       Director of Research for               2004 and Co-Chief Investment Officer
                                       International Value and Global Value   of International Value Equities at
                                       Equities                               the Adviser since 2003. He is also
                                                                              Director of Research for
                                                                              International Value and Global Value
                                                                              Equities at the Adviser since prior
                                                                              to 2004.

                                       Henry S. D'Auria; since 2003; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser, Chief   with which he has been associated in
                                       Investment Officer of Emerging         a substantially similar capacity to
                                       Markets Value Equities, and Co-Chief   his current position since prior to
                                       Investment Officer of International    2004, Chief Investment Officer of
                                       Value Equities                         Emerging Markets Value Equities since
                                                                              2002 and Co-Chief Investment Officer
                                                                              of International Value Equities of
                                                                              the Adviser since June 2003.

                                       Eric J. Franco; since 2006; Senior     Senior Vice President of the Adviser,
                                       Vice President of the Adviser          with which he has been associated in
                                                                              a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004.

AllianceBernstein Small/ Mid Cap       Joseph G. Paul; since 2002; (see       (see above)
Value Portfolio                        above)
Small/Mid Cap Value Investment Policy
Group

                                       James W. MacGregor; since 2005;        Senior Vice President of the Adviser,
                                       Senior Vice President of the Adviser   with which he has been associated in
                                       and Director of Research--Small- and   a substantially similar capacity to
                                       Mid-Cap Value Equities                 his current position since prior to
                                                                              2004. He is also currently Director
                                                                              of Research--Small- and Mid-Cap Value
                                                                              Equities.

                                       Andrew J. Weiner; since 2005; Senior   Senior Vice President of the Adviser,
                                       Vice President of the Adviser and      with which he has been associated in
                                       Senior Research Analyst                a substantially similar capacity to
                                                                              his current position since prior to
                                                                              2004. He is also a Senior Research
                                                                              Analyst.

AllianceBernstein Value Portfolio      Marilyn G. Fedak; since inception;     Vice Chairman of Investment Services
North American Investment Policy Group Vice Chairman of Investment Services   since January 2009. Prior thereto,
                                                                              Executive Vice President of the
                                                                              Adviser. Head of Value Equities
                                                                              Business at SCB and Co-Chief
                                                                              Investment Officer of U.S. Value
                                                                              Equities since prior to 2004.


          Portfolio and                                                    Principal Occupation During the Past
        Responsible Group                   Employee; Year; Title                     Five (5) Years
-----------------------------------------------------------------------------------------------------------------
                                    John Mahedy; since 2005; Senior Vice   Senior Vice President of the Adviser,
                                    President of the Adviser, Chief        with which he has been associated in
                                    Investment Officer of U.S. Large Cap   a substantially similar capacity to
                                    Value and North American Value         his current position since prior to
                                    Equities                               2004, Chief Investment Officer of
                                                                           U.S. Large Cap Value and North
                                                                           American Value Equities since 2003
                                                                           and Director of Research--U.S. Value
                                                                           Equities until 2008.

                                    Christopher W. Marx; since 2005;       Senior Vice President of the Adviser,
                                    Senior Vice President of the Adviser   with which he has been associated in
                                                                           a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004.

                                    John D. Phillips; since 2005; Senior   Senior Vice President of the Adviser,
                                    Vice President of the Adviser          with which he has been associated in
                                                                           a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004.

                                    David Yuen; since May 2008; Senior     Senior Vice President of the Adviser,
                                    Vice President of the Adviser and      with which he has been associated in
                                    Director of Research--U.S. Large Cap   a substantially similar capacity to
                                    Value Equities                         his current position since prior to
                                                                           2004. He is also Director of
                                                                           Research--U.S. Large Cap Value
                                                                           Equities.

AllianceBernstein Large Cap Growth  James G. Reilly; since 2006;           Executive Vice President of the
Portfolio                           Executive Vice President of the        Adviser, with which he has been
U.S. Large Cap Growth Investment    Adviser                                associated in a substantially similar
Team                                                                       capacity to his current position
                                                                           since prior to 2004. Mr. Reilly has
                                                                           been a member of the U.S. Large Cap
                                                                           Growth Investment Team since 1988.

                                    David P. Handke, Jr.; since 2006;      Senior Vice President of the Adviser,
                                    Senior Vice President of the Adviser   with which he has been associated in
                                                                           a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004. Mr. Handke has been a member of
                                                                           the U.S. Large Cap Growth Investment
                                                                           Team since 1984.

                                    P. Scott Wallace; since 2006; Senior   Senior Vice President of the Adviser,
                                    Vice President of the Adviser          with which he has been associated in
                                                                           a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004. Mr. Wallace has been a member
                                                                           of the U.S. Large Cap Growth
                                                                           Investment Team since 2001.

                                    Michael J. Reilly; since 2006; Senior  Senior Vice President of the Adviser,
                                    Vice President of the Adviser          with which he has been associated in
                                                                           a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004. Mr. Reilly has been a member of
                                                                           the U.S. Large Cap Growth Investment
                                                                           Team since 1992.

AllianceBernstein Wealth            Seth J. Masters; since inception;      Executive Vice President of the
Appreciation Strategy Portfolio/    Executive Senior Vice President of     Adviser, with which he has been
AllianceBernstein Balanced Wealth   the Adviser and Chief Investment       associated in a substantially similar
Strategy Portfolio                  Officer of Blend Strategies and        capacity to his current position
Multi-Asset Solutions Team          Defined Contribution                   since prior to 2004 and Chief
                                                                           Investment Officer of Blend
                                                                           Strategies and Defined Contribution.

                                    Dokyoung Lee; since July 2008; Senior  Senior Vice President of the Adviser,
                                    Vice President of the Adviser and      with which he has been associated in
                                    Director of Research--Blend Strategies a similar capacity to his current position since prior to 2004 and
                                                                           Director of Research--Blend
                                                                           Strategies since June 2008.

                                    Thomas J. Fontaine; since July 2008;   Senior Vice President of the Adviser
                                    Senior Vice President of the Adviser   and since June 2008 Director of
                                    and Director of Research--Defined      Research--Defined Contribution.
                                    Contribution                           Previously, he was a Director of
                                                                           Research for the Adviser's Style
                                                                           Blend Services, a member of the Blend
                                                                           Investment Policy Team from February
                                                                           2006 to June 2008 and served as a
                                                                           senior quantitative analyst since
                                                                           prior to 2004.

                                    Christopher H. Nikolich; since         Senior Vice President of the Adviser,
                                    inception; Senior Vice President of    with which he has been associated in
                                    the Adviser                            a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004.

                                    Patrick J. Rudden; since February      Senior Vice President of the Adviser,
                                    2009; Senior Vice President of the     with which he has been associated in
                                    Adviser                                a substantially similar capacity to
                                                                           his current position since prior to
                                                                           2004 and Global Head of Institutional
                                                                           Investment Solutions. He is a member
                                                                           of the Global, European and UK Value
                                                                           Equity Investment Policy Groups.



Additional information about the portfolio managers may be found in the Fund's SAI.

Performance of Equity Investment Teams
Although the AllianceBernstein Wealth Appreciation Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Wealth Appreciation Strategy Portfolio they manage. The Equity Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Wealth Appreciation Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity Historical Accounts, may have adversely affected the performance of the Equity Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity Historical Accounts managed by investment teams that manage the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity Historical Accounts through December 31, 2008. The aggregate assets for the Equity Historical Accounts managed by each investment team as of December 31, 2008 are also shown. Each of an investment team's Equity Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Equity Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Wealth Appreciation Strategy Portfolio, which may be higher than the fees imposed on the Equity Historical Accounts, and will reduce the returns of the AllianceBernstein Wealth Appreciation Strategy Portfolio. Expenses associated with the distribution of Class B shares of the AllianceBernstein Wealth Appreciation Strategy Portfolio in accordance with the plan adopted by the Board under SEC Rule 12b-1 are also excluded. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Wealth Appreciation Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth Index ("Russell 1000 Growth") is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value Index ("Russell 1000 Value") is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country/Value/Growth indices are then aggregated into regional Value/Growth indices.

The FTSE EPRA/NAREIT Global Real Estate Index ("FTSE EPRA/NAREIT Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Wealth Appreciation Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Wealth Appreciation Strategy Portfolio's shareholders of sales charges and income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity Historical Accounts as measured against certain broad-based market indices. The performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Wealth Appreciation Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Wealth Appreciation Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Wealth Appreciation Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Wealth Appreciation Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AllianceBernstein Wealth Appreciation Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.

Equity Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2008, with their Aggregate Assets as of December 31, 2008



Investment Teams and               Assets                                        Since   Inception
Benchmarks                      (in millions) 1 Year  3 Years 5 Years 10 Years Inception   Dates
--------------------------------------------------------------------------------------------------
US Large Cap Growth               $9,648.92   -40.10% -11.53% -2.90%   -3.85%   12.21%*  12/31/77
Russell 1000 Growth                           -38.44%  -9.11% -3.42%   -4.27%     N/A
--------------------------------------------------------------------------------------------------
US Large Cap Value                $7,268.19   -41.50% -11.60% -3.39%    N/A      1.48%    3/31/99
Russell 1000 Value                            -36.85%  -8.32% -0.79%    N/A      1.25%
--------------------------------------------------------------------------------------------------
International Large Cap Growth    $2,800.28   -50.68% -11.65% -1.34%    0.13%    4.19%   12/31/90
MSCI EAFE Growth                              -42.70%  -6.54%  1.43%   -1.30%    2.78%
--------------------------------------------------------------------------------------------------
International Large Cap Value     $3,021.61   -53.95% -12.70% -0.48%    N/A      4.09%    3/31/01
MSCI EAFE Value                               -43.38%  -7.35%  1.66%    N/A      1.84%
--------------------------------------------------------------------------------------------------
Global Real Estate                $1,820.02   -45.05%  -9.10%  3.01%    N/A      5.09%    9/30/03
FTSE EPRA/NAREIT Index                        -47.72% -11.53%  1.96%    N/A      4.12%
--------------------------------------------------------------------------------------------------



*The inception date for the Russell 1000 Growth Index was December 31, 1978;
 the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/08 were 12.17% and 9.68%, respectively.

Performance of Equity and Fixed-Income Investment Teams
Although the AllianceBernstein Balanced Wealth Strategy Portfolio itself has limited performance history, certain of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Equity and Fixed-Income Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the AllianceBernstein Balanced Wealth Strategy Portfolio they manage. The Equity and Fixed-Income Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code to which the AllianceBernstein Balanced Wealth Strategy Portfolio, as a registered investment company, is subject and which, if applicable to the Equity and Fixed-Income Historical Accounts, may have adversely affected the performance of the Equity and Fixed-Income Historical Accounts.


Set forth below is performance data provided by the Adviser relating to the Equity and Fixed-Income Historical Accounts managed by investment teams that manage the AllianceBernstein Balanced Wealth Strategy Portfolio's assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Equity and Fixed-Income Historical Accounts through December 31, 2008. The aggregate assets for the Equity and Fixed-Income Historical Accounts managed by each investment team as of December 31, 2008 are also shown.

Each of an investment team's Equity and Fixed-Income Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Equity and Fixed-Income Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the AllianceBernstein Balanced Wealth Strategy Portfolio, which may be higher than the fees imposed on the Equity and Fixed-Income Historical Accounts, and will reduce the returns of the AllianceBernstein Balanced Wealth Strategy Portfolio. Expenses associated with the distribution of Class B shares of the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the plan adopted by the Directors of the AllianceBernstein Balanced Wealth Strategy Portfolio under SEC Rule 12b-1 are also excluded. The data has not been adjusted to reflect the fees imposed by insurance company separate accounts in connection with variable products that invest in the AllianceBernstein Balanced Wealth Strategy Portfolio. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Equity and Fixed-Income Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value, International Large Cap Value and International Large Cap Growth accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Equity and Fixed-Income Historical Accounts may produce different results, and the results for different periods may vary.


The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth is designed to include those Russell 1000(R) securities with higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for its Value ("MSCI EAFE Value") and Growth ("MSCI EAFE Growth") indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes--three for value and five for growth, including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country/Value/Growth indices are then aggregated into regional Value/Growth indices.

The unmanaged Barclays Capital U.S. Aggregate Index ("Barclays Capital U.S. Aggregate") is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.

The FTSE EPRA/NAREIT Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.


To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Equity and Fixed-Income Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the AllianceBernstein Balanced Wealth Strategy Portfolio managed by that investment team relative to the index would be reduced by the AllianceBernstein Balanced Wealth Strategy Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the AllianceBernstein Balanced Wealth Strategy Portfolio's shareholders of sales charges and income taxes.


The following performance data is provided solely to illustrate each investment team's performance in managing the Equity and Fixed-Income Historical Accounts as measured against certain broad-based market indices. The performance of the AllianceBernstein Balanced Wealth Strategy Portfolio will be affected both by the performance of each investment team managing a portion of the AllianceBernstein Balanced Wealth Strategy Portfolio's assets and by the Adviser's allocation of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing the AllianceBernstein Balanced Wealth Strategy Portfolio were to perform relatively poorly, and/or if the Adviser were to allocate more of the AllianceBernstein Balanced Wealth Strategy Portfolio's portfolio to relatively poorly performing investment teams, the performance of the AllianceBernstein Balanced Wealth Strategy Portfolio would suffer. Investors should not rely on the performance data of the Equity and Fixed-Income Historical Accounts as an indication of future performance of all or any portion of the AllianceBernstein Balanced Wealth Strategy Portfolio. The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the AllianceBernstein Balanced Wealth Strategy Portfolio's performance. The use of methodology different from that used to calculate performance could result in different performance data.


Equity and Fixed-Income Historical Accounts
--------------------------------------------------------------------------------

Net of fees performance

For periods ended December 31, 2008, with their Aggregate Assets as of December 31, 2008



Investment Teams and                Assets                                        Since   Inception
Benchmarks                       (in millions) 1 Year  3 Years 5 Years 10 Years Inception   Dates
---------------------------------------------------------------------------------------------------
Equity
---------------------------------------------------------------------------------------------------
US Large Cap Growth                $9,648.92   -40.10% -11.53% -2.90%   -3.85%   12.21%*  12/31/77
Russell 1000 Growth                            -38.44%  -9.11% -3.42%   -4.27%     N/A
---------------------------------------------------------------------------------------------------
US Large Cap Value                 $7,268.19   -41.50% -11.60% -3.39%    N/A      1.48%    3/31/99
Russell 1000 Value                             -36.85%  -8.32% -0.79%    N/A      1.25%
---------------------------------------------------------------------------------------------------
International Large Cap Growth     $2,800.28   -50.68% -11.65% -1.34%    0.13%    4.19%   12/31/90
MSCI EAFE Growth Net                           -42.70%  -6.54%  1.43%   -1.30%    2.78%
---------------------------------------------------------------------------------------------------
International Large Cap Value      $3,021.61   -53.95% -12.70% -0.48%    N/A      4.09%    3/31/01
MSCI EAFE Value Net                            -43.38%  -7.35%  1.66%    N/A      1.84%
---------------------------------------------------------------------------------------------------
Global Real Estate                 $1,820.02   -45.05%  -9.10%  3.01%    N/A      5.09%    9/30/03
FTSE EPRA/NAREIT Global Index                  -47.72% -11.53%  1.96%    N/A      4.12%
---------------------------------------------------------------------------------------------------
Fixed Income
---------------------------------------------------------------------------------------------------
Intermediate Duration Bonds          $580.06    -1.92%   2.55%  2.87%    4.46%    6.56%   12/31/86
Barclays Capital U.S. Aggregate                  5.24%   5.51%  4.65%    5.63%    7.23%
---------------------------------------------------------------------------------------------------



* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/08 were 12.17% and 9.68%, respectively.


LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The AllianceBernstein Money Market Portfolio declares income dividends each business day at 4:00 p.m., Eastern Time. The dividends are paid monthly via automatic investment in additional full and fractional shares. As these additional shares are entitled to income, a compounding of income occurs.

The other Portfolios declare dividends on their shares at least annually. The income and capital gains distribution will be made in shares of each Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. Provided that certain requirements are met, a Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S. investors may not be able to credit or deduct such foreign taxes.

GLOSSARY

--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

Barclays Capital U.S. Aggregate Bond Index covers the U.S. Dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

FTSE NAREIT Equity REIT Index is an index of publicly traded REITs that own commercial property. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI AC World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of January 2009, the MSCI AC World Index consisted of 46 country indices comprising 23 developed and 23 emerging market country indices. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The Index figures do not reflect any deduction for fees, expenses or taxes.

MSCI World Index is Morgan Stanley Capital International's market capitalization weighted index composed of companies representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific Region. The index is calculated without dividends, with net or with gross dividends reinvested, in both U.S. Dollars and local currencies. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 1000(R) Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000(R) companies with lower price-to-book ratios and lower expected growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2000(R) Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-value ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500(R) Index is a subset of the Russell 3000(R) Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 2500(R) Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500(R) companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

Russell 3000(R) Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000(R) companies with higher price-to-book ratios and higher forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy. S&P 500 is a core component of the U.S. indices that could be used as building blocks for portfolio construction. The Index figures do not reflect any deduction for fees, expenses or taxes.

S&P 500 Utilities Index measures the performance of electric and utilities segment within the S&P 500 Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single share of a class of each Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Portfolios, whose reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request.

AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2008     2007      2006       2005       2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       -------  -------  -------     -------  -------
Income From Investment Operations
Net investment income                                                      .02      .04      .04         .02      -0-(a)(b)
                                                                       -------  -------  -------     -------  -------
Less: Dividends
Dividends from net investment income                                      (.02)    (.04)    (.04)       (.02)     -0-(b)
                                                                       -------  -------  -------     -------  -------
Net asset value, end of period                                         $  1.00  $  1.00  $  1.00     $  1.00  $  1.00
                                                                       =======  =======  =======     =======  =======
Total Return
Total investment return based on net asset value(c)                       1.64%    4.08%    3.96%       2.10%     .46%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $36,423  $23,846  $24,537     $25,778  $28,287
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.20%    1.24%    1.19%(d)    1.19%     .94%
Expenses, before waivers and reimbursements                               1.20%    1.24%    1.19%(d)    1.19%     .98%
Net investment income                                                     1.57%    4.00%    3.89%(d)    2.06%     .41%(a)
---------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Intermediate Bond Portfolio

--------------------------------------------------------------------------------

                                                                             Year Ended December 31,
                                                                2008      2007      2006        2005        2004
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 11.67    $ 11.67  $ 11.72     $ 12.18     $ 12.47
                                                             -------    -------  -------     -------     -------
Income From Investment Operations
Net investment income(e)                                         .48        .50      .46         .38         .28(a)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                 (1.21)       .02     (.06)       (.17)        .13
Contribution from Adviser                                        .00(b)     -0-      -0-         -0-         -0-
                                                             -------    -------  -------     -------     -------
Net increase (decrease) in net asset value from operations      (.73)       .52      .40         .21         .41
                                                             -------    -------  -------     -------     -------
Less: Dividends and Distributions
Dividends from net investment income                            (.54)      (.52)    (.45)       (.33)       (.34)
Distributions from net realized gain on investment
 transactions                                                    -0-        -0-      -0-        (.34)       (.36)
                                                             -------    -------  -------     -------     -------
Total dividends and distributions                               (.54)      (.52)    (.45)       (.67)       (.70)
                                                             -------    -------  -------     -------     -------
Net asset value, end of period                               $ 10.40    $ 11.67  $ 11.67     $ 11.72     $ 12.18
                                                             =======    =======  =======     =======     =======
Total Return
Total investment return based on net asset value(c)            (6.59)%*    4.60%    3.59%       1.75%       3.52%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $40,929    $20,289  $22,340     $24,716     $25,744
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                      .89%      1.03%    1.02%(d)     .96%        .93%
Expenses, before waivers and reimbursements                      .89%      1.03%    1.02%(d)     .96%       1.03%
Net investment income                                           4.47%      4.32%    4.01%(d)    3.14%(a)    2.19%(a)
Portfolio turnover rate                                          106%        90%     327%        529%        662%
--------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                                2008        2007        2006         2005        2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  29.96    $  26.37   $  26.55      $  23.11   $  21.33
                                                             --------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(e)                                           (.02)       (.08)      (.09)         (.12)      (.08)(a)
Net realized and unrealized gain (loss) on investment
 transactions                                                  (11.91)       3.67       (.09)         3.56       1.86
                                                             --------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations     (11.93)       3.59       (.18)         3.44       1.78
                                                             --------    --------   --------      --------   --------
Net asset value, end of period                               $  18.03    $  29.96   $  26.37      $  26.55   $  23.11
                                                             ========    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)            (39.82)%*    13.61%*     (.68)%       14.89%      8.34%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $192,976    $393,537   $456,374      $624,453   $603,050
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                      1.09%       1.07%      1.08%(d)      1.06%      1.06%
Expenses, before waivers and reimbursements                      1.09%       1.07%      1.08%(d)      1.06%      1.24%
Net investment loss                                              (.08)%      (.27)%     (.37)%(d)     (.53)%     (.38)%(a)
Portfolio turnover rate                                            89%         92%        81%           54%        73%
--------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------

                                                                                   Year Ended December 31,
                                                                2008         2007           2006         2005          2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  26.55    $    26.93    $    24.65     $    23.87  $    21.62
                                                             --------    ----------    ----------     ----------  ----------
Income From Investment Operations
Net investment income(e)                                          .25           .32           .29            .25         .31(a)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                  (9.66)          .96          3.63            .83        2.10
Contribution from Adviser                                         .00(b)        .06           -0-            -0-         -0-
                                                             --------    ----------    ----------     ----------  ----------
Net increase (decrease) in net asset value from operations      (9.41)         1.34          3.92           1.08        2.41
                                                             --------    ----------    ----------     ----------  ----------
Less: Dividends and Distributions
Dividends from net investment income                             (.37)         (.34)         (.30)          (.30)       (.16)
Distributions from net realized gain on investment
 transactions                                                   (3.80)        (1.38)        (1.34)           -0-         -0-
                                                             --------    ----------    ----------     ----------  ----------
Total dividends and distributions                               (4.17)        (1.72)        (1.64)          (.30)       (.16)
                                                             --------    ----------    ----------     ----------  ----------
Net asset value, end of period                               $  12.97    $    26.55    $    26.93     $    24.65  $    23.87
                                                             ========    ==========    ==========     ==========  ==========
Total Return
Total investment return based on net asset value(c)            (40.69)%*       4.86%**      16.98%          4.60%      11.22%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $819,994    $1,758,210    $2,013,964     $2,073,693  $2,044,741
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                       .87%          .84%          .86%(d)        .85%        .85%
Expenses, before waivers and reimbursements                       .87%          .84%          .86%(d)        .85%        .90%
Net investment income                                            1.36%         1.18%         1.17%(d)       1.05%       1.39%(a)
Portfolio turnover rate                                           184%           74%           60%            72%         50%
--------------------------------------------------------------------------------------------------------------------------------




See footnotes on page 76.

AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                          2008      2007       2006      2005      2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 29.55    $ 24.72   $ 20.54     $18.10  $14.92
                                                                       -------    -------   -------     ------  ------
Income From Investment Operations
Net investment income(e)                                                   .56        .58       .53        .48     .38(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (10.23)      4.82      4.19       2.34    3.13
Contribution from Adviser                                                  .02        -0-       -0-        -0-     -0-
                                                                       -------    -------   -------     ------  ------
Net increase (decrease) in net asset value from operations               (9.65)      5.40      4.72       2.82    3.51
                                                                       -------    -------   -------     ------  ------
Less: Dividends
Dividends from net investment income                                      (.65)      (.55)     (.54)      (.38)   (.33)
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (2.96)      (.02)      -0-        -0-     -0-
                                                                       -------    -------   -------     ------  ------
Dividends from net investment income                                     (3.61)      (.57)     (.54)      (.38)   (.33)
                                                                       -------    -------   -------     ------  ------
Net asset value, end of period                                         $ 16.29    $ 29.55   $ 24.72     $20.54  $18.10
                                                                       =======    =======   =======     ======  ======
Total Return
Total investment return based on net asset value(c)                     (36.75)%*   22.04%*   23.49%     15.76%  24.01%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $ 8,516    $17,616   $13,896     $9,766  $6,517
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.23%      1.16%     1.20%(d)   1.22%   1.30%
Expenses, before waivers and reimbursements                               1.23%      1.16%     1.20%(d)   1.22%   1.43%
Net investment income                                                     2.42%      2.14%     2.41%(d)   2.45%   2.41%(a)
Portfolio turnover rate                                                     38%        34%       48%        52%     48%
--------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                                          2008       2007        2006         2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 22.42    $  19.90   $  20.15      $  18.05   $  15.76
                                                                       -------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(e)                                                    (.08)       (.10)      (.09)         (.12)      (.11)
Net realized and unrealized gain (loss) on investment transactions       (9.46)       2.62       (.16)         2.22       2.40
                                                                       -------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations               (9.54)       2.52       (.25)         2.10       2.29
                                                                       -------    --------   --------      --------   --------
Net asset value, end of period                                         $ 12.88    $  22.42   $  19.90      $  20.15   $  18.05
                                                                       =======    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)                     (42.55)%*    12.66%     (1.24)%       11.64%     14.53%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $53,248    $121,521   $131,337      $167,595   $152,899
Ratio to average net assets of:
Expenses                                                                  1.19 %      1.15 %     1.15 %(d)     1.13 %     1.13 %
Net investment loss                                                       (.47)%      (.49)%     (.47)%(d)     (.68)%     (.68)%
Portfolio turnover rate                                                    103 %        60 %       55 %          49 %       56 %
--------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008       2007        2006       2005      2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 24.73    $ 30.20     $ 24.16     $ 20.11  $ 16.24
                                                                       -------    -------     -------     -------  -------
Income From Investment Operations
Net investment income(e)                                                   .31        .13         .22         .21      .07(a)
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                  (12.23)      5.11        6.16        3.91     3.82
Contribution from Adviser                                                  .00(b)     -0-         -0-         -0-      -0-
                                                                       -------    -------     -------     -------  -------
Net increase (decrease) in net asset value from operations              (11.92)      5.24        6.38        4.12     3.89
                                                                       -------    -------     -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                       -0-       (.43)       (.19)       (.07)    (.02)
Distributions from net realized gain on investment and foreign
 currency transactions                                                    (.40)    (10.28)       (.15)        -0-      -0-
                                                                       -------    -------     -------     -------  -------
Total dividends and distributions                                         (.40)    (10.71)       (.34)       (.07)    (.02)
                                                                       -------    -------     -------     -------  -------
Net asset value, end of period                                         $ 12.41    $ 24.73     $ 30.20     $ 24.16  $ 20.11
                                                                       =======    =======     =======     =======  =======
Total Return
Total investment return based on net asset value(c)                     (48.96)%*   17.78%      26.70%      20.55%   23.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $45,309    $57,633     $35,321     $25,215  $14,501
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.23%      1.45%(d)    1.48%(d)    1.66%    1.90%
Expenses, before waivers and reimbursements                               1.23%      1.45%(d)    1.48%(d)    1.66%    2.06%
Net investment income                                                     1.63%       .45%(d)     .81%(d)     .95%     .41%(a)
Portfolio turnover rate                                                     90%       126%         74%         43%      60%
------------------------------------------------------------------------------------------------------------------------------



AllianceBernstein Global Thematic Growth Portfolio

--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                2008       2007        2006         2005        2004
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $ 20.31    $  16.94   $  15.63      $  15.08   $  14.35
                                                             -------    --------   --------      --------   --------
Income From Investment Operations
Net investment loss(e)                                          (.04)       (.07)      (.09)         (.08)      (.07)(a)
Net realized and unrealized gain (loss) on investment
 transactions                                                  (9.60)       3.44       1.40           .63        .80
Contribution from Adviser                                        .00(b)      -0-        -0-           -0-        -0-
                                                             -------    --------   --------      --------   --------
Net increase (decrease) in net asset value from operations     (9.64)       3.37       1.31           .55        .73
                                                             -------    --------   --------      --------   --------
Net asset value, end of period                               $ 10.67    $  20.31   $  16.94      $  15.63   $  15.08
                                                             =======    ========   ========      ========   ========
Total Return
Total investment return based on net asset value(c)           (47.46)%*    19.89%      8.38%         3.65%      5.09%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $84,880    $191,474   $177,350      $148,075   $164,721
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                     1.18 %      1.17 %     1.18 %(d)     1.17 %     1.13 %
Expenses, before waivers and reimbursements                     1.18 %      1.17 %     1.18 %(d)     1.17 %     1.31 %
Net investment loss                                             (.24)%      (.40)%     (.55)%(d)     (.57)%     (.47)%(a)
Portfolio turnover rate                                          141 %       132 %      117 %          98 %       86 %
-------------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                                          2008      2007        2006       2005        2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 15.19    $ 13.36   $ 12.09      $ 11.53   $ 10.08
                                                                       -------    -------   -------      -------   -------
Income From Investment Operations
Net investment loss(e)                                                    (.15)      (.15)     (.15)        (.13)     (.12)(a)
Net realized and unrealized gain (loss) on investment transactions       (6.78)      1.98      1.42          .69      1.57
Contribution from Adviser                                                  .00(b)     -0-       -0-          -0-       -0-
                                                                       -------    -------   -------      -------   -------
Net increase (decrease) in net asset value from operations               (6.93)      1.83      1.27          .56      1.45
                                                                       -------    -------   -------      -------   -------
Net asset value, end of period                                         $  8.26    $ 15.19   $ 13.36      $ 12.09   $ 11.53
                                                                       =======    =======   =======      =======   =======
Total Return
Total investment return based on net asset value(c)                     (45.62)%*   13.70%    10.51%        4.86%    14.39%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $11,111    $24,937   $22,070      $22,467   $24,448
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.60 %     1.44 %    1.41 %(d)    1.43 %    1.40 %
Expenses, before waivers and reimbursements                               1.60 %     1.44 %    1.41 %(d)    1.43 %    1.56 %
Net investment loss                                                      (1.29)%    (1.05)%   (1.15)%(d)   (1.18)%   (1.19)%(a)
Portfolio turnover rate                                                    129 %       88 %      76 %         90 %      92 %
-------------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                                         2008      2007       2006       2005      2004
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 16.20   $ 22.80   $ 19.94     $ 20.54  $ 15.55
                                                                       -------   -------   -------     -------  -------
Income From Investment Operations
Net investment income(e)                                                   .22       .16       .22         .38      .34(a)
Net realized and unrealized gain (loss) on investment transactions       (4.37)    (2.90)     6.03        1.72     5.03
                                                                       -------   -------   -------     -------  -------
Net increase (decrease) in net asset value from operations               (4.15)    (2.74)     6.25        2.10     5.37
                                                                       -------   -------   -------     -------  -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.20)     (.25)     (.40)       (.54)    (.38)
Distributions from net realized gain on investment transactions          (3.99)    (3.61)    (2.99)      (2.16)     -0-
                                                                       -------   -------   -------     -------  -------
Total dividends and distributions                                        (4.19)    (3.86)    (3.39)      (2.70)    (.38)
                                                                       -------   -------   -------     -------  -------
Net asset value, end of period                                         $  7.86   $ 16.20   $ 22.80     $ 19.94  $ 20.54
                                                                       =======   =======   =======     =======  =======
Total Return
Total investment return based on net asset value(c)                     (35.82)%  (14.76)%   34.88%      11.40%   35.28%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $11,104   $22,281   $33,461     $24,875  $67,457
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.26%     1.10%     1.08%(d)    1.06%    1.02%
Expenses, before waivers and reimbursements                               1.26%     1.10%     1.08%(d)    1.06%    1.24%
Net investment income                                                     1.83%      .80%     1.04%(d)    2.11%    2.02%(a)
Portfolio turnover rate                                                     46%       51%       47%         46%      35%
---------------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                                 2008        2007          2006          2005         2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    24.88   $    24.74  $    18.93     $  16.61     $  13.39
                                                             ----------   ----------  ----------     --------     --------
Income From Investment Operations
Net investment income(e)                                            .50          .36         .33          .19(a)       .15(a)
Net realized and unrealized gain (loss) on investment and
 foreign currency transactions                                   (13.02)        1.06        6.16         2.50         3.16
                                                             ----------   ----------  ----------     --------     --------
Net increase (decrease) in net asset value from operations       (12.52)        1.42        6.49         2.69         3.31
                                                             ----------   ----------  ----------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                               (.18)        (.27)       (.28)        (.09)        (.06)
Distributions from net realized gain on investment and
 foreign currency transactions                                    (1.25)       (1.01)       (.40)        (.28)        (.03)
                                                             ----------   ----------  ----------     --------     --------
Total dividends and distributions                                 (1.43)       (1.28)       (.68)        (.37)        (.09)
                                                             ----------   ----------  ----------     --------     --------
Net asset value, end of period                               $    10.93   $    24.88  $    24.74     $  18.93     $  16.61
                                                             ==========   ==========  ==========     ========     ========
Total Return
Total investment return based on net asset value(c)              (53.28)%       5.58%      35.05%       16.58%       24.86%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $1,659,407   $2,818,307  $1,888,710     $840,572     $284,443
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                        1.06%        1.06%       1.10%(d)     1.11%        1.20%
Expenses, before waivers and reimbursements                        1.06%        1.06%       1.10%(d)     1.12%        1.38%
Net investment income                                              2.77%        1.41%       1.53%(d)     1.08%(a)     1.07%(a)
Portfolio turnover rate                                              36%          23%         25%          18%          23%
------------------------------------------------------------------------------------------------------------------------------


AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                                2008      2007        2006         2005         2004
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  17.03   $  18.00  $  16.99     $  16.79     $  14.46
                                                             --------   --------  --------     --------     --------
Income From Investment Operations
Net investment income(e)                                          .10        .07       .16          .05(a)       .11(a)
Net realized and unrealized gain (loss) on investment
 transactions                                                   (5.61)       .37      2.13         1.01         2.59
                                                             --------   --------  --------     --------     --------
Net increase (decrease) in net asset value from operations      (5.51)       .44      2.29         1.06         2.70
                                                             --------   --------  --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                             (.07)      (.14)     (.04)        (.10)        (.01)
Distributions from net realized gain on investment
 transactions                                                   (1.58)     (1.27)    (1.24)        (.76)        (.36)
                                                             --------   --------  --------     --------     --------
Total dividends and distributions                               (1.65)     (1.41)    (1.28)        (.86)        (.37)
                                                             --------   --------  --------     --------     --------
Net asset value, end of period                               $   9.87   $  17.03  $  18.00     $  16.99     $  16.79
                                                             ========   ========  ========     ========     ========
Total Return
Total investment return based on net asset value(c)            (35.75)%     1.53%    14.20%        6.63%       19.08%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $202,997   $294,664  $251,412     $186,415     $142,516
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                      1.11%      1.08%     1.11%(d)     1.12%        1.12%
Expenses, before waivers and reimbursements                      1.11%      1.08%     1.11%(d)     1.12%        1.34%
Net investment income                                             .72%       .35%      .91%(d)      .29%(a)      .75%(a)
Portfolio turnover rate                                            49%        32%       46%          33%          30%
------------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                                2008        2007        2006         2005         2004
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  13.79    $  14.95   $  12.84     $  12.54     $  11.16
                                                             --------    --------   --------     --------     --------
Income From Investment Operations
Net investment income(e)                                          .24         .27        .22          .17(a)       .17(a)
Net realized and unrealized gain (loss) on investment
 transactions                                                   (5.58)       (.83)      2.40          .50         1.31
                                                             --------    --------   --------     --------     --------
Net increase (decrease) in net asset value from operations      (5.34)       (.56)      2.62          .67         1.48
                                                             --------    --------   --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income                             (.24)       (.18)      (.13)        (.15)        (.10)
Distributions from net realized gain on investment
 transactions                                                    (.62)       (.42)      (.38)        (.22)         -0-
                                                             --------    --------   --------     --------     --------
Total dividends and distributions                                (.86)       (.60)      (.51)        (.37)        (.10)
                                                             --------    --------   --------     --------     --------
Net asset value, end of period                               $   7.59    $  13.79   $  14.95     $  12.84     $  12.54
                                                             ========    ========   ========     ========     ========
Total Return
Total investment return based on net asset value(c)            (41.01)%*    (4.16)%    21.03%        5.48%       13.37%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                    $197,080    $329,217   $308,635     $191,583     $151,793
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                       .92%        .90%       .94%(d)      .98%         .97%
Expenses, before waivers and reimbursements                       .92%        .90%       .94%(d)      .99%        1.15%
Net investment income                                            2.24%       1.82%      1.64%(d)     1.38%(a)     1.45%(a)
Portfolio turnover rate                                            33%         20%        17%          21%          27%
--------------------------------------------------------------------------------------------------------------------------




AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------

                                                                                                                   July 1,
                                                                                                                  2004(f) to
                                                                                Year Ended December 31,          December 31,
                                                                         2008       2007       2006       2005       2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 13.00   $ 13.46    $ 11.74     $ 10.67    $ 10.00
                                                                       -------   -------    -------     -------    -------
Income From Investment Operations
Net investment income(a)(e)                                                .13       .11        .06         .02        .03
Net realized and unrealized gain (loss) on investment transactions
 and foreign currency transactions                                       (5.05)      .57       1.93        1.13        .64
Contribution from Adviser                                                  -0-       .00(b)     -0-         -0-        -0-
                                                                       -------   -------    -------     -------    -------
Net increase (decrease) in net asset value from operations               (4.92)      .68       1.99        1.15        .67
                                                                       -------   -------    -------     -------    -------
Less: Dividends and Distributions
Dividends from net investment income                                      (.12)     (.24)       -0-        (.04)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                   (1.72)     (.90)      (.27)       (.04)       -0-
                                                                       -------   -------    -------     -------    -------
Total dividends and distributions                                        (1.84)    (1.14)      (.27)       (.08)       -0-
                                                                       -------   -------    -------     -------    -------
Net asset value, end of period                                         $  6.24   $ 13.00    $ 13.46     $ 11.74    $ 10.67
                                                                       =======   =======    =======     =======    =======
Total Return
Total investment return based on net asset value(c)                     (43.44)%    4.84%     17.32%      10.93%      6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $16,013   $29,220    $29,531     $25,420    $10,416
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                               1.15%     1.18%      1.45%(d)    1.45%      1.45%(g)
Expenses, before waivers and reimbursements                               2.30%     2.15%      2.25%(d)    2.70%      4.78%(g)
Net investment income(a)                                                  1.37%      .79%       .46%(d)     .15%       .71%(g)
Portfolio turnover rate                                                     72%       61%        63%         61%        14%
------------------------------------------------------------------------------------------------------------------------------


See footnotes on page 76.

AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------

                                                                                                                      July 1,
                                                                                                                     2004(f) to
                                                                                 Year Ended December 31,            December 31,
                                                                           2008       2007        2006       2005       2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.97     $  12.81  $  11.34     $ 10.67    $ 10.00
                                                                       --------     --------  --------     -------    -------
Income From Investment Operations
Net investment income(a)(e)                                                 .26          .27       .22         .15        .06
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    (4.02)         .41      1.33         .60        .61
Contribution from Adviser                                                   .00(b)       -0-       -0-         -0-        -0-
                                                                       --------     --------  --------     -------    -------
Net increase (decrease) in net asset value from operations                (3.76)         .68      1.55         .75        .67
                                                                       --------     --------  --------     -------    -------
Less: Dividends and Distributions
Dividends from net investment income                                       (.35)        (.30)     (.08)       (.05)       -0-
Distributions from net realized gain on investment and foreign
 currency transactions                                                     (.28)        (.22)      -0-        (.03)       -0-
                                                                       --------     --------  --------     -------    -------
Total dividends and distributions                                          (.63)        (.52)     (.08)       (.08)       -0-
                                                                       --------     --------  --------     -------    -------
Net asset value, end of period                                         $   8.58     $  12.97  $  12.81     $ 11.34    $ 10.67
                                                                       ========     ========  ========     =======    =======
Total Return
Total investment return based on net asset value(c)                      (30.20)%*      5.26%    13.75%       7.01%      6.70%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                              $285,962     $211,440  $124,992     $64,325    $17,866
Ratio to average net assets of:
Expenses, net of waivers and reimbursements                                1.00%(d)     1.01%     1.23%(d)    1.45%      1.45%(g)
Expenses, before waivers and reimbursements                                1.02%(d)     1.07%     1.31%(d)    1.77%      3.34%(g)
Net investment income(a)                                                   2.48%(d)     2.11%     1.84%(d)    1.31%      1.49%(g)
Portfolio turnover rate                                                      93%          77%      203%        139%        44%
---------------------------------------------------------------------------------------------------------------------------------





Footnotes:

(a)Net of expenses reimbursed or waived by the Adviser.

(b)Amount is less than $.01 per share.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Based on average shares outstanding.

(f)Commencement of operations.

(g)Annualized.

* Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance as follows:



                                                      Year Ended December 31,
                                                      2008        2007
-----------------------------------------------------------------------------
AllianceBernstein Intermediate Bond Portfolio          .09%         --
AllianceBernstein Large Cap Growth Portfolio          2.10%        .39%
AllianceBernstein Growth and Income Portfolio          .46%         --
AllianceBernstein Utility Income Portfolio             .55%        .27%
AllianceBernstein International Growth Portfolio       .01%         --
AllianceBernstein Global Thematic Growth Portfolio     .03%         --
AllianceBernstein Small Cap Growth Portfolio           .40%         --
AllianceBernstein Value Portfolio                      .02%         --
AllianceBernstein Growth Portfolio                     .03%         --
AllianceBernstein Balanced Wealth Strategy Portfolio   .10%         --



**Includes the impact of proceeds received and credited to the Portfolio in connection with an error made by the Adviser in processing a class action settlement claim, which enhanced the performance for the year ended December 31, 2007 by 0.19%.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
Moody's Investors Service, Inc.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Services
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

Fitch Ratings
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

Dominion Bond Rating Service Limited
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often has features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Fees and Expenses of the Portfolios." There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.


AllianceBernstein Money Market Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  126.00    $10,374.00
   2             10,374.00      518.70    10,892.70     130.71     10,761.99
   3             10,761.99      538.10    11,300.09     135.60     11,164.49
   4             11,164.49      558.22    11,722.71     140.67     11,582.04
   5             11,582.04      579.10    12,161.14     145.93     12,015.21
   6             12,015.21      600.76    12,615.97     151.39     12,464.57
   7             12,464.57      623.23    13,087.80     157.05     12,930.75
   8             12,930.75      646.54    13,577.29     162.93     13,414.36
   9             13,414.36      670.72    14,085.08     169.02     13,916.06
   10            13,916.06      695.80    14,611.86     175.34     14,436.52
   --------------------------------------------------------------------------
   Cumulative                $5,931.17               $1,494.64



AllianceBernstein Intermediate Bond Portfolio

--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   93.45    $10,406.55
   2             10,406.55      520.33    10,926.88      97.25     10,829.63
   3             10,829.63      541.48    11,371.11     101.20     11,269.91
   4             11,269.91      563.50    11,833.40     105.32     11,728.08
   5             11,728.08      586.40    12,314.49     109.60     12,204.89
   6             12,204.89      610.24    12,815.13     114.05     12,701.08
   7             12,701.08      635.05    13,336.13     118.69     13,217.44
   8             13,217.44      660.87    13,878.31     123.52     13,754.80
   9             13,754.80      687.74    14,442.54     128.54     14,314.00
   10            14,314.00      715.70    15,029.70     133.76     14,895.93
   --------------------------------------------------------------------------
   Cumulative                $6,021.31               $1,125.38


AllianceBernstein Large Cap Growth Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  114.45    $10,385.55
   2             10,385.55      519.28    10,904.83     118.86     10,785.96
   3             10,785.96      539.30    11,325.26     123.45     11,201.82
   4             11,201.82      560.09    11,761.91     128.20     11,633.70
   5             11,633.70      581.69    12,215.39     133.15     12,082.24
   6             12,082.24      604.11    12,686.35     138.28     12,548.07
   7             12,548.07      627.40    13,175.48     143.61     13,031.86
   8             13,031.86      651.59    13,683.46     149.15     13,534.31
   9             13,534.31      676.72    14,211.02     154.90     14,056.12
   10            14,056.12      702.81    14,758.93     160.87     14,598.06
   --------------------------------------------------------------------------
   Cumulative                $5,962.99               $1,364.92

AllianceBernstein Growth and Income Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $   91.35    $10,408.65
   2             10,408.65      520.43    10,929.08      95.08     10,834.00
   3             10,834.00      541.70    11,375.70      98.97     11,276.73
   4             11,276.73      563.84    11,840.57     103.01     11,737.55
   5             11,737.55      586.88    12,324.43     107.22     12,217.21
   6             12,217.21      610.86    12,828.07     111.60     12,716.47
   7             12,716.47      635.82    13,352.29     116.16     13,236.12
   8             13,236.12      661.81    13,897.93     120.91     13,777.02
   9             13,777.02      688.85    14,465.87     125.85     14,340.02
   10            14,340.02      717.00    15,057.02     131.00     14,926.02
   --------------------------------------------------------------------------
   Cumulative                $6,027.19               $1,101.15




AllianceBernstein Utility Income Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  160.65    $10,339.35
   2             10,339.35      516.97    10,856.32     166.10     10,690.22
   3             10,690.22      534.51    11,224.73     171.74     11,052.99
   4             11,052.99      552.65    11,605.64     177.57     11,428.07
   5             11,428.07      571.40    11,999.48     183.59     11,815.88
   6             11,815.88      590.79    12,406.68     189.82     12,216.86
   7             12,216.86      610.84    12,827.70     196.26     12,631.43
   8             12,631.43      631.57    13,263.01     202.92     13,060.08
   9             13,060.08      653.00    13,713.09     209.81     13,503.28
   10            13,503.28      675.16    14,178.44     216.93     13,961.51
   --------------------------------------------------------------------------
   Cumulative                $5,836.89               $1,875.39


AllianceBernstein Growth Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  137.55    $10,362.45
   2             10,362.45      518.12    10,880.57     142.54     10,738.04
   3             10,738.04      536.90    11,274.94     147.70     11,127.24
   4             11,127.24      556.36    11,683.60     153.06     11,530.54
   5             11,530.54      576.53    12,107.07     158.60     11,948.47
   6             11,948.47      597.42    12,545.89     164.35     12,381.54
   7             12,381.54      619.08    13,000.62     170.31     12,830.31
   8             12,830.31      641.52    13,471.83     176.48     13,295.34
   9             13,295.34      664.77    13,960.11     182.88     13,777.23
   10            13,777.23      688.86    14,466.10     189.51     14,276.59
   --------------------------------------------------------------------------
   Cumulative                $5,899.56               $1,622.98


AllianceBernstein International Growth Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  141.75    $10,358.25
   2             10,358.25      517.91    10,876.16     146.83     10,729.33
   3             10,729.33      536.47    11,265.80     152.09     11,113.71
   4             11,113.71      555.69    11,669.40     157.54     11,511.86
   5             11,511.86      575.59    12,087.45     163.18     11,924.27
   6             11,924.27      596.21    12,520.49     169.03     12,351.46
   7             12,351.46      617.57    12,969.03     175.08     12,793.95
   8             12,793.95      639.70    13,433.65     181.35     13,252.30
   9             13,252.30      662.61    13,914.91     187.85     13,727.06
   10            13,727.06      686.35    14,413.41     194.58     14,218.83
   --------------------------------------------------------------------------
   Cumulative                $5,888.10               $1,669.28

AllianceBernstein Global Thematic Growth Portfolio

--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  135.45    $10,364.55
   2             10,364.55      518.23    10,882.78     140.39     10,742.39
   3             10,742.39      537.12    11,279.51     145.51     11,134.00
   4             11,134.00      556.70    11,690.70     150.81     11,539.89
   5             11,539.89      576.99    12,116.89     156.31     11,960.58
   6             11,960.58      598.03    12,558.61     162.01     12,396.60
   7             12,396.60      619.83    13,016.43     167.91     12,848.52
   8             12,848.52      642.43    13,490.95     174.03     13,316.91
   9             13,316.91      665.85    13,982.76     180.38     13,802.38
   10            13,802.38      690.12    14,492.50     186.95     14,305.55
   --------------------------------------------------------------------------
   Cumulative                $5,905.30               $1,599.75


AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  215.25    $10,284.75
   2             10,284.75      514.24    10,798.99     221.38     10,577.61
   3             10,577.61      528.88    11,106.49     227.68     10,878.81
   4             10,878.81      543.94    11,422.75     234.17     11,188.58
   5             11,188.58      559.43    11,748.01     240.83     11,507.17
   6             11,507.17      575.36    12,082.53     247.69     11,834.84
   7             11,834.84      591.74    12,426.58     254.74     12,171.84
   8             12,171.84      608.59    12,780.43     262.00     12,518.43
   9             12,518.43      625.92    13,144.35     269.46     12,874.89
   10            12,874.89      643.74    13,518.64     277.13     13,241.51
   --------------------------------------------------------------------------
   Cumulative                $5,691.84               $2,450.33


AllianceBernstein Real Estate Investment Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  178.50    $10,321.50
   2             10,321.50      516.08    10,837.58     184.24     10,653.34
   3             10,653.34      532.67    11,186.00     190.16     10,995.84
   4             10,995.84      549.79    11,545.63     196.28     11,349.36
   5             11,349.36      567.47    11,916.83     202.59     11,714.24
   6             11,714.24      585.71    12,299.95     209.10     12,090.85
   7             12,090.85      604.54    12,695.39     215.82     12,479.57
   8             12,479.57      623.98    13,103.55     222.76     12,880.79
   9             12,880.79      644.04    13,524.83     229.92     13,294.91
   10            13,294.91      664.75    13,959.65     237.31     13,722.34
   --------------------------------------------------------------------------
   Cumulative                $5,789.03               $2,066.68


AllianceBernstein International Value Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2             10,388.70      519.44    10,908.14     115.63     10,792.51
   3             10,792.51      539.63    11,332.13     120.12     11,212.01
   4             11,212.01      560.60    11,772.61     124.79     11,647.82
   5             11,647.82      582.39    12,230.22     129.64     12,100.58
   6             12,100.58      605.03    12,705.60     134.68     12,570.92
   7             12,570.92      628.55    13,199.47     139.91     13,059.56
   8             13,059.56      652.98    13,712.53     145.35     13,567.18
   9             13,567.18      678.36    14,245.54     151.00     14,094.54
   10            14,094.54      704.73    14,799.26     156.87     14,642.39
   --------------------------------------------------------------------------
   Cumulative                $5,971.71               $1,329.29

AllianceBernstein Small/Mid Cap Value Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  116.55    $10,383.45
   2             10,383.45      519.17    10,902.62     121.02     10,781.60
   3             10,781.60      539.08    11,320.68     125.66     11,195.02
   4             11,195.02      559.75    11,754.78     130.48     11,624.30
   5             11,624.30      581.21    12,205.51     135.48     12,070.03
   6             12,070.03      603.50    12,673.53     140.68     12,532.86
   7             12,532.86      626.64    13,159.50     146.07     13,013.43
   8             13,013.43      650.67    13,664.10     151.67     13,512.43
   9             13,512.43      675.62    14,188.05     157.49     14,030.56
   10            14,030.56      701.53    14,732.09     163.53     14,568.56
   --------------------------------------------------------------------------
   Cumulative                $5,957.17               $1,388.63


AllianceBernstein Value Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  103.95    $10,396.05
   2             10,396.05      519.80    10,915.85     108.07     10,807.79
   3             10,807.79      540.39    11,348.17     112.35     11,235.83
   4             11,235.83      561.79    11,797.62     116.80     11,680.82
   5             11,680.82      584.04    12,264.86     121.42     12,143.44
   6             12,143.44      607.17    12,750.61     126.23     12,624.38
   7             12,624.38      631.22    13,255.60     131.23     13,124.37
   8             13,124.37      656.22    13,780.59     136.43     13,644.16
   9             13,644.16      682.21    14,326.37     141.83     14,184.54
   10            14,184.54      709.23    14,893.77     147.45     14,746.32
   --------------------------------------------------------------------------
   Cumulative                $5,992.07               $1,245.76




AllianceBernstein Wealth Appreciation Strategy Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  120.75    $10,379.25
   2             10,379.25      518.96    10,898.21     250.66     10,647.55
   3             10,647.55      532.38    11,179.93     257.14     10,922.79
   4             10,922.79      546.14    11,468.93     263.79     11,205.15
   5             11,205.15      560.26    11,765.40     270.60     11,494.80
   6             11,494.80      574.74    12,069.54     277.60     11,791.94
   7             11,791.94      589.60    12,381.54     284.78     12,096.76
   8             12,096.76      604.84    12,701.60     292.14     12,409.46
   9             12,409.46      620.47    13,029.94     299.69     12,730.25
   10            12,730.25      636.51    13,366.76     307.44     13,059.33
   --------------------------------------------------------------------------
   Cumulative                $5,683.90               $2,624.59


AllianceBernstein Balanced Wealth Strategy Portfolio
--------------------------------------------------------------------------------




                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  105.00    $10,395.00
   2             10,395.00      519.75    10,914.75     111.33     10,803.42
   3             10,803.42      540.17    11,343.59     115.70     11,227.89
   4             11,227.89      561.39    11,789.28     120.25     11,669.03
   5             11,669.03      583.45    12,252.48     124.98     12,127.51
   6             12,127.51      606.38    12,733.88     129.89     12,604.00
   7             12,604.00      630.20    13,234.20     134.99     13,099.21
   8             13,099.21      654.96    13,754.17     140.29     13,613.87
   9             13,613.87      680.69    14,294.57     145.80     14,148.76
   10            14,148.76      707.44    14,856.20     151.53     14,704.67
   --------------------------------------------------------------------------
   Cumulative                $5,984.43               $1,279.76




*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Contractholders
The Portfolios' annual and semi-annual reports to Contractholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Fund has an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to Contractholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find more information about the Adviser and the Portfolios on the Internet at: www.alliancebernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

  Privacy Notice
  (This information is not part of the Prospectus.)

  The Adviser, the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients efficiently and accurately, we may collect nonpublic personal information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as a client's name, address, social security number, assets, income and other household information), (2) clients' transactions with us and others such as account balances and transaction history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (and former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (and former clients), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable standards, to safeguard such nonpublic personal information.


                                    [GRAPHIC]



SEC File No. 811-05398

[LOGO]
                          ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2009

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectuses dated May 1, 2009, for AllianceBernstein(R) Variable Products Series (VPS) Fund, Inc. (the "Fund") that offer Class A shares and Class B shares of the Fund (each a "Prospectus," and together, the "Prospectuses"). Financial statements for each Portfolio of the Fund for the year ended December 31, 2008, are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses of the Portfolios and the annual reports for the Portfolios of the Fund may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.

                                TABLE OF CONTENTS

                                                                            PAGE

Introduction................................................................
Investment Policies And Restrictions........................................
   AllianceBernstein Money Market Portfolio.................................
   AllianceBernstein Intermediate Bond Portfolio............................
   AllianceBernstein Large Cap Growth Portfolio.............................
   AllianceBernstein Growth and Income Portfolio............................
   AllianceBernstein Utility Income Portfolio...............................
   AllianceBernstein Growth Portfolio.......................................
   AllianceBernstein International Growth Portfolio.........................
   AllianceBernstein Global Thematic Growth Portfolio.......................
   AllianceBernstein Small Cap Growth Portfolio.............................
   AllianceBernstein Real Estate Investment Portfolio.......................
   AllianceBernstein International Value Portfolio..........................
   AllianceBernstein Small/Mid Cap Value Portfolio..........................
   AllianceBernstein Value Portfolio........................................
   AllianceBernstein Wealth Appreciation Strategy Portfolio.................
   AllianceBernstein Balanced Wealth Strategy Portfolio.....................
Description of Investment Practices and Other Investment Policies...........
Management of the Fund......................................................
Purchase and Redemption of Shares...........................................
Net Asset Value.............................................................
Portfolio Transactions......................................................
Dividends, Distributions and Taxes..........................................
General Information.........................................................
Financial Statements and Report of Independent Registered
   Public Accounting Firm...................................................
Appendix A:  Description of Obligations Issued or Guaranteed by U.S.
   Government Agencies or Instrumentalities.................................A-1
Appendix B:  Statement of Policies and Procedures for Voting Proxies........B-1

------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                                  INTRODUCTION

--------------------------------------------------------------------------------

          The Fund is an open-end series investment company designed to fund variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies. The Fund currently offers an opportunity to choose among the separately managed pools of assets (the "Portfolios") described in the Portfolios' Prospectuses, each of which has differing investment objectives and policies. The Fund currently has fifteen Portfolios, all of which are described in this SAI.

--------------------------------------------------------------------------------

                      INVESTMENT POLICIES AND RESTRICTIONS

--------------------------------------------------------------------------------

          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Prospectuses. Except as otherwise noted, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Fund (the "Board") without shareholder approval for the affected Portfolio; however, shareholders will be notified prior to a material change in such policies.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Portfolio's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of such Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

          For a general description of each Portfolio's investment policies, see the Portfolio's Prospectuses.

ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          General. The Portfolio may make the following investments diversified by maturities and issuers:

          1. Marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA") and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality.

          2. Certificates of deposit, bankers' acceptances and time deposits issued or guaranteed by banks or savings and loan associations having net assets of more than $500 million and which are members of the Federal Deposit Insurance Corporation.

          3. Commercial paper, including variable amount master demand notes, of prime quality rated A-1+ or A-1 by Standard & Poor's Corporation ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F1 by Fitch Ratings ("Fitch") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issue rated AAA or AA (including AA+ and AA-) by S&P or Fitch, or Aaa or Aa (including Aa1, Aa2 and Aa3) by Moody's. For a description of such ratings see Appendix A to the Portfolio's Prospectuses.

          4. Repurchase agreements that are collateralized fully as that term is defined in Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or the Fund's custodian. It is the Portfolio's current practice, which may be changed at any time without shareholder approval, to enter into repurchase agreements only with such primary dealers or the Fund's custodian. While the maturities of the underlying collateral may exceed one year, the term of the repurchase agreement is always less than one year.

          For additional information regarding certificates of deposit, bankers' acceptances, bank time deposits, commercial paper, variable notes and repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Fund's custodian will place cash not available for investment or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities") or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Portfolio's commitments in reverse repurchase agreements. For additional information regarding reverse repurchase agreements, see "Description of Investment Practices and Other Investment Polices," below.


          Money Market Requirements. While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, restricts its portfolio to the types of investments listed above. The Portfolio does not invest in issues of savings and loan associations, letters of credit, or issues of foreign banks. The Portfolio may make investments in certificates of deposit issued by, and time deposits maintained at, foreign branches of domestic banks specified above, prime quality U.S. Dollar-denominated commercial paper issued by foreign companies meeting the rating criteria specified above, and certificates of deposit and bankers' acceptances denominated in U.S. Dollars that are issued by U.S. branches of foreign banks having total assets of at least $500 million that are believed by the Adviser to be of quality equivalent to that of other such investments in which the Portfolio may invest. To the extent that the Portfolio invests in such instruments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations and lack of uniform accounting standards. As even the safest of securities involve some risk, there can be no assurance, as is true with all investment companies, that the Portfolio's objective will be achieved. The market value of the Portfolio's investments may decrease during periods of rising interest rates and increase during intervals of falling rates.

          The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

          Currently, pursuant to Rule 2a-7, the Portfolio may invest only in U.S. Dollar-denominated "Eligible Securities," (as that term is defined in the Rule). Generally, an Eligible Security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Board. A security that originally had a maturity of greater than 397 days is an Eligible Security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an Eligible Security. Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board. A description of the ratings of some NRSROs appears in Appendix A to the Portfolio's Prospectuses.

          Under Rule 2a-7, the Portfolio may not invest more than 5% of its assets in the first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. U.S. Government Securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. The Portfolio may not invest in a second tier security if immediately after the acquisition thereof that Portfolio would have invested more than (A) the greater of 1% of its total assets or one million dollars in securities issued by that issuer which are second tier securities, and (B) 5% of its total assets in second tier securities.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

          The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio may invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years.


          Options. The Portfolio may write and purchase call and put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.


          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.


          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.


          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.


          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a general discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.


          Swaps The Portfolio may invest in swaps. For a general discussion on swaps, see "Description of Investment Practices and Other Investment Policies," below.


          Credit Default Swaps Agreement. The Portfolio may invest in credit default swaps agreements. For a general discussion on credit default swaps agreements, see "Description of Investment Practices and Other Investment Policies," below.


          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio may invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may not sell securities short, except that it may make short sales against the box. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write call options and may purchase and sell put and call options written by others, combinations thereof, or similar options. For further information about options, see "Description of Investment Practices and Other Investment Policies," below.

          Securities of Foreign Issuers. The Portfolio may invest in securities of foreign issuers. For a general discussion on investments in securities of foreign issuers, including risks, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, including the use, risks and costs of options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          General. The Portfolio engages primarily in holding securities for investment and not for trading purposes. Purchases and sales of portfolio securities are made at such times and in such amounts as are deemed advisable in the light of market, economic and other conditions, irrespective of the volume of portfolio turnover.

          The Portfolio may invest in securities of foreign issuers.

          Options. The Portfolio may write covered call options, provided that the option is listed on a domestic securities exchange. The Portfolio will purchase call options only to close out a position in an option written by it. In order to close out a position, the Portfolio will make a closing purchase transaction if such is available. For a discussion of options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          General. The utilities industry consists of companies engaged in (i) the manufacture, production, generation, provision, transmission, sale and distribution of gas and electric energy, and communications equipment and services, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, or (ii) the provision of other utility or utility related goods and services, including, but not limited to, entities engaged in water provision, cogeneration, waste disposal system provision, solid waste electric generation, independent power producers and non-utility generators. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and such industry factors as regulatory environment and energy sources. With respect to investments in equity securities, the Adviser considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Portfolio.

          The Portfolio invests in equity securities, such as common stocks, securities convertible into common stocks and rights and warrants to subscribe for the purchase of common stocks, and in fixed-income securities, such as bonds and preferred stocks. The Portfolio may vary the percentage of assets invested in any one type of security based upon the Adviser's evaluation as to the appropriate portfolio structure for achieving the Portfolio's investment objective under prevailing market, economic and financial conditions. Certain securities (such as fixed-income securities) will be selected on the basis of their current yield, while other securities may be purchased for their growth potential.

          Depositary Receipts. The Portfolio may invest in depositary receipts. For a general discussion on depositary receipts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Contracts. The Portfolio may invest in forward contracts. For a general discussion on forward contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The Portfolio may invest up to 30% of its net assets in the convertible securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment policies described above and in the Portfolio's Prospectuses. For a general discussion of convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion of rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may invest in options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may purchase and sell exchange-traded index options on any securities index composed of the types of securities in which it may invest. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolio may invest in futures contracts and options thereon. For a general discussion regarding futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts. For a discussion regarding forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Investments in Lower-Rated Fixed-Income Securities. The Portfolio may invest in lower-rated fixed-income securities. For a general discussion on lower-rated fixed-income securities, see "Description of Investment Practices and Other Investment Policies," below.

          Utility Company Risks. Utility companies may be subject to a variety of risks depending, in part, on such factors as the type of utility involved and its geographic location. The revenues of domestic and foreign utilities companies generally reflect the economic growth and development in the geographic areas in which they do business. The Adviser takes into account anticipated economic growth rates and other economic developments when selecting securities of utility companies. Some of the risks involved in investing in the principal sectors of the utilities industry are discussed below.

          Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services, such as mobile services, than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may limit rates based on an authorized level of earnings, a price index, or some other formula. Telephone rate regulation may include government-mandated cross-subsidies that limit the flexibility of existing service providers to respond to competition. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge.

          Declines in the price of alternative fuels have adversely affected gas utilities. Many gas utilities generally have been adversely affected by oversupply conditions, and by increased competition from other providers of utility services. In addition, some gas utilities entered into long-term contracts with respect to the purchase or sale of gas at fixed prices, which prices have since changed significantly in the open market. In many cases, such price changes have been to the disadvantage of the gas utility. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

          Although there can be no assurance that increased competition and other structural changes will not adversely affect the profitability of gas and telephone utilities, or that other negative factors will not develop in the future, in the Adviser's opinion, increased competition and change may provide better positioned utility companies with opportunities for enhanced profitability.

          Electric utilities that use coal in connection with the production of electric power are particularly susceptible to environmental regulation, including the requirements of the federal Clean Air Act and of similar state laws. Such regulation may necessitate large capital expenditures in order for the utility to achieve compliance. Due to the public, regulatory and governmental concern with the cost and safety of nuclear power facilities in general, certain electric utilities with incomplete nuclear power facilities may have problems completing and licensing such facilities. Regulatory changes with respect to nuclear and conventionally fueled generating facilities could increase costs or impair the ability of such electric utilities to operate such facilities, thus reducing their ability to service dividend payments with respect to the securities they issue. Furthermore, rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Electric utilities that utilize nuclear power facilities must apply for recommissioning from the Nuclear Regulatory Commission after 40 years. Failure to obtain recommissioning could result in an interruption of service or the need to purchase more expensive power from other entities and could subject the utility to significant capital construction costs in connection with building new nuclear or alternative-fuel power facilities, upgrading existing facilities or converting such facilities to alternative fuels.

          Foreign utility companies, like those in the United States, are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Foreign utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the United States. As in the United States, foreign utility companies generally are required to seek government approval for rate increases. In addition, many foreign utility companies use fuels that cause more pollution than those used in the United States and may yet be required to invest in pollution control equipment. Foreign utility regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. The percentage of the Portfolio's assets invested in issuers of particular countries will vary.

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.


          Securities of Non-U.S. (foreign) Issuers. The Portfolio may invest without limit in securities of foreign issuers which are not publicly traded in the United States. For additional information on the risks involved in investing in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued and Delayed Delivery Securities. The Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a when-issued or delayed delivery basis. For additional information on when-issued securities and forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Options. As noted in the Portfolio's Prospectuses, the Portfolio may write call and put options and may purchase call and put options on securities. The Portfolio intends to write only covered options. In the case of call options on U.S. Treasury Bills, the Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

          The Portfolio may purchase a security and then write a call option against that security, or it may purchase a security and concurrently write an option on it. The Portfolio also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date.

          For a general discussion on options, including puts and calls, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio may write (sell) covered call and put options on securities indices and purchase call and put options on securities indices. The Portfolio may also purchase put options on securities indices to hedge its investments against a decline in value. For additional information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures and Options on Futures Contracts. The Portfolio may enter into stock futures contracts and may enter into foreign currency futures contracts. Such investment strategies will be used as a hedge and not for speculation. For further information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. The Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes. For a general discussion of forward currency exchange contracts and their uses, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Forward Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. The Portfolio may also write options on foreign currencies to increase return. For additional information about options on foreign currencies and the risks involved, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          Derivatives. The Portfolio may enter into derivatives transactions. The derivatives that the Portfolio may use include options on securities, options on securities indices, futures contracts and options thereon, options on foreign currencies, forward contracts, forward currency exchange contracts and currency swaps. For a general discussion on derivatives, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may enter into forward commitments for the purchase or sale of securities. For a general discussion on forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may from time to time enter into standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights or warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may make short sales of securities or maintain a short position. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may invest in repurchase agreements. For additional information regarding repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Participation in Privatizations. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. In certain jurisdictions, the ability of foreign entities, such as the Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

          Risk of Foreign Investments. For a general discussion on foreign investments, see "Description of Investment Practices and Other Investment Policies," below.

          U.S. and Foreign Taxes. Foreign taxes paid by the Portfolio may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed under the heading "Dividends, Distributions and Taxes," below, and should discuss with their tax advisers the specific tax consequences of investing in the Portfolio.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO

          Securities of Non-U.S.(foreign) Issuers. The Portfolio invests in the securities of non-U. S. companies. For a general discussion on securities of foreign issuers, including the risks involved in investing in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below.

          Options. The Portfolio may write and purchase call and put options. For a general discussion on options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolio may purchase and sell call options and purchase put options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) or over-the-counter. For a general discussion on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. The Portfolio also may invest in options on securities indices. For a general discussion of options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          Special Situations. The Portfolio intends to invest in special situations from time to time. For a general discussion on special situations, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may only make short sales of securities against the box. For a general discussion on short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Puts and Calls. The Portfolio may write and purchase call and put options. The Portfolio may purchase and sell put and call options written by others, combinations thereof, or similar options. There are markets for put and call options written by others, and the Portfolio may from time to time sell or purchase such options in such markets. If an option is not sold and is permitted to expire without being exercised, its premium would be lost by the Portfolio. For a general discussion of put and call options, see "Description of Investment Practices and Other Investment Policies," below.

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The Portfolio may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Portfolio expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Portfolio.

          Convertible Securities. The Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under the investment policies described above. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments. The Portfolio may invest in forward commitments. For a general discussion of forward commitments, see "Description of Investment Practices and Other Investment Policies," below.

          Standby Commitment Agreements. The Portfolio may invest in standby commitment agreements. For a general discussion on standby commitment agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolio may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Short Sales. The Portfolio may invest in short sales. For a general discussion of short sales, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

Risk Factors Associated With the Real Estate Industry
-----------------------------------------------------

          REITS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500.

          General. Although the Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real state industry. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if the Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO
ALLIANCEBERNSTEIN VALUE PORTFOLIO

          Currency Swaps. The Portfolios may enter into currency swaps for hedging purposes. For a general discussion on currency swaps, see "Description of Investment Practices and other Investment Policies," below.

          Forward Commitments and When-Issued Securities. The Portfolios may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but a Portfolio will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. For additional information on forward commitments and when-issued securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Currency Exchange Contracts. Each Portfolio may purchase or sell forward currency exchange contracts to attempt to minimize the risk to the Portfolio of adverse changes in the relationship between the U.S. Dollar and foreign currencies. For a general discussion on forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Convertible Securities. The AllianceBernstein Value Portfolio may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Portfolio under its investment policies described in the Portfolio's prospectus. For a general discussion on convertible securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options. Each Portfolio may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Portfolio may invest. For a general discussion on put and call options, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may purchase put and call options and write covered put and call options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or securities it intends to purchase. For a general discussion on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. The Portfolios may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired.

          For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts and Options on Futures Contracts. The Portfolios may purchase and sell futures contracts and related options on debt securities and on indices of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of its assets or assets it intends to acquire. Each Portfolio may also enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. For additional information on futures contracts and options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Repurchase Agreements. The Portfolios may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Portfolios' ability to enter into repurchase agreements. Currently, each Portfolio intends to enter into repurchase agreements only with the Fund's custodian and such primary dealers. For a general discussion on repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolios may invest in rights and warrants but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolios' investment portfolio. For further discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Risks of Investments in Securities of Non-U.S. (foreign) Issuers. For a general discussion on the risks involved in investments in securities of foreign issuers, see "Description of Investment Practices and Other Investment Policies," below. The Portfolios may purchase securities of foreign issuers directly, as well as through depository receipts.


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO

          The Portfolios may invest in emerging market debt securities. Investments in emerging markets may be significantly more volatile and returns may differ substantially from investments in U.S. debt securities generally. Market changes or other factors affecting emerging markets, including political instability and unpredictable economic conditions, may have a significant effect on the value of the Portfolios' investments in emerging market debt securities.

          Stripped Mortgage-Related Securities. Each Portfolio may invest in stripped mortgage-related securities ("SMRS"). For a general discussion of mortgage-related securities, including SMRS, see "Description of Investment Practices and Other Investment Policies - Mortgage-Related Securities," below.

          Repurchase Agreements. Each of the Portfolios may enter into repurchase agreements. For a general discussion of repurchase agreements, see "Description of Investment Practices and Other Investment Policies," below.

          Description of Certain Money Market Securities in Which the Portfolios May Invest. The Portfolios may invest in the following money market securities: certificates of deposit, bankers' acceptances, bank time deposits, commercial paper and variable notes. For information on these types of securities, see "Description of Investment Practices and Other Investment Policies," below.

          Rights and Warrants. The Portfolio may invest in rights and warrants. For a general discussion on rights and warrants, see "Description of Investment Practices and Other Investment Policies," below.

          Asset-Backed Securities. The Portfolios may invest in asset-backed securities. For a general discussion on asset-backed securities, see "Description of Investment Practices and Other Investment Policies," below.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Each Portfolio may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. For additional information on forward commitments and when-issued and delayed delivery securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities. Each Portfolio may write and purchase call and put options on securities. Each Portfolio intends to write only covered options. Each of the Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. For additional information regarding options on securities, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Securities Indices. Each Portfolio may write (sell) covered call and put options and purchase call and put options on securities indices. For further information on options on securities indices, see "Description of Investment Practices and Other Investment Policies," below.

          Futures Contracts. Each Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. For a general discussion of futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Futures Contracts. The Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For a general discussion on options on futures contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Synthetic Foreign Equity Securities. The Portfolios may invest in synthetic foreign equity securities. For a general discussion on these transactions, see "Synthetic Foreign Equity Securities," below.

          Forward Currency Exchange Contracts. Each Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. For additional information about forward currency exchange contracts, see "Description of Investment Practices and Other Investment Policies," below.

          Options on Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes or to increase return. For additional information on options on foreign currencies, see "Description of Investment Practices and Other Investment Policies," below.

INVESTMENT RESTRICTIONS

          Fundamental Investment Policies. The following investment restrictions, which are applicable to each of the Portfolios, supplement those set forth above and may not be changed without shareholder approval. The term "shareholder approval" generally means (1) the vote of 67% or more of the shares of that Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of that Portfolio, whichever is less. A Portfolio may not:

          (a) concentrate investments in an industry as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------
(1) For AllianceBernstein Money Market Portfolio, this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks).


          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Portfolio is diversified (as that term is defined in the 1940 Act).(2) This means that at least 75% of the Portfolio's assets consist of:

----------
(2) As a matter of operating policy, pursuant to Rule 2a-7, the AllianceBernstein Money Market Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.


          o    Cash or cash items;

          o    Government securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

Non-Fundamental Investment Policy
---------------------------------

          Each Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Securities and Exchange Commission (the "Commission") under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                       DESCRIPTION OF INVESTMENT PRACTICES
                          AND OTHER INVESTMENT POLICIES

--------------------------------------------------------------------------------

          This section describes the Portfolios' investment practices and associated risks, as well as certain other investment policies. Unless otherwise noted, a Portfolio's use of any of these practices is specified in "Investment Polices and Restrictions," above.

Certificates Of Deposit, Bankers' Acceptances and Bank Time Deposits
--------------------------------------------------------------------

          Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

Commercial Paper
----------------

          Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Convertible Securities
----------------------

          Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities that provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Depositary Receipts
-------------------

          In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Portfolios may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

          ADRs are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and have readily available market quotations. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolios can avoid currency risks which might occur during the settlement period for either purchases or sales.

Derivatives
-----------

          Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Portfolio, are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction can be created.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of a Portfolio's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolios.
          --------------------------------------------------------------

          -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio will enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below under "Currency Transactions".

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          -- Options on Securities. A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. A Portfolio will not write uncovered call or put options on securities. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          A Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Portfolio may write (sell) call and put options and purchase call and put options on securities indices.

          If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

          The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          -- Options on Foreign Currencies. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          In addition to using options for the hedging purposes described above, a Portfolio may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transactions costs. Otherwise, the Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that the Portfolio does not own. The Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary marker for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

          -- Futures Contracts and Options on Futures Contracts. Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          A Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

          A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by the Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchange.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease was to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio would suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Portfolio seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Portfolio may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Portfolio intends to acquire. A Portfolio also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. A Portfolio may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Portfolio may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. Dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for full payment of the obligation. If the reference obligation is a defaulted security, physical delivery of the security will cause the Portfolio to hold a defaulted security. The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value of to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


          -- Currency Swaps. A Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Since currency swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

          -- Swaps: Interest Rate Transactions. A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. A Portfolio also may invest in interest rate transaction futures.

          Interest Rate Swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

          -- Synthetic Foreign Equity Securities. A Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          A Portfolio normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. A Portfolio may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          A Portfolio will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in securities of foreign issuers, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

          -- Currency Transactions. A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).


Securities Ratings and Certain Risk Considerations
--------------------------------------------------

          The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A to the Portfolios' Prospectuses for a description of Moody's, S&P's, Fitch's and Dominion Bond Rating Service's bond and commercial paper ratings.


          Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Portfolio to a degree comparable to that of rated securities which are consistent with a Portfolio's objectives and policies.


          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolios, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Certain Portfolios may invest in debt securities rated below investment grade, i.e., Ba3 and lower by Moody's or BB- and lower by S&P, and Fitch (lower-rated securities), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of sustained period of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


          The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated debt securities may be higher, and, in some cases, information may be less available than is the case with investment grade securities.


          Many fixed-income securities, including lower-rated securities in which a Portfolio may invest contain call or buy-back features that permit the issuers of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, a Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to that Portfolio.


          In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Portfolio's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of a Portfolio.


          The Adviser will try to reduce the risk inherent in investment in the Fund's investments in fixed-income securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. In considering investments for a Portfolio that invests in high-yielding securities, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.



          In the event that the credit rating of a security held by a Portfolio is downgraded, the credit quality deteriorates after purchase, or the security defaults, the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Adviser, such investment is appropriate under the circumstances.


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Securities of Non-U.S. (foreign) Issuers
----------------------------------------

          The securities markets of many non-U.S. countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. issuers. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.


          Certain non-U.S. countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals and/or impose additional taxes on foreign investors. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.


          A Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Portfolio to adopt special procedures that may involve additional costs to a Portfolio. These factors may affect the liquidity of a Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many non-U.S. countries are generally higher than in the United States.


          Issuers of securities in non-U.S. jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of non-U.S. countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.


          The economies of individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and a Portfolio's investments. In such events, a Portfolio could lose its entire investment in the country involved. In addition, laws in non-U.S. countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when a Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

          At the time a Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          A Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although a Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities
-------------------

          A Portfolio, other than the Money Market Portfolio, will limit its investments in illiquid securities to no more than 15% of net assets or such other amount permitted by guidance regarding the 1940 Act. The Money Market Portfolio will invest its investments in illiquid securities to no more than 10% of its net assets. For this purpose, illiquid securities include, among others,
(a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          The Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          Each Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolios may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolios may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolios will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolios may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Related Securities
---------------------------

          The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, CMOs, CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations, Canadian Government Guaranteed Mortgage Related Securities and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the GNMA, are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Portfolio. The compounding effect from reinvestment of monthly payments received by a Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the U.S. Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the U.S. Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

          In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          A Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

          Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable because there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------

          A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.


Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate", which is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. A Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          A Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Portfolio's ability to enter into repurchase agreements. Currently, a Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

          A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements. A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. Each Fund has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Rights and Warrants
-------------------

          Certain of the Portfolios will invest in rights and warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          A short sale is effected by selling a security that a Portfolio does not own, or if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio. However, if a Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

Securities Acquired in Restructurings and Workouts
--------------------------------------------------

          A Portfolio's investments may include fixed-income securities (particularly lower-rated fixed-income securities) or loan participations that default or are in risk of default ("Distressed Securities"). A Portfolio's investments may also include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" or "DIP" financings). Distressed Securities may be the subject of restructurings outside of bankruptcy court in a negotiated workout or in the context of bankruptcy proceedings. In connection with these investments or an exchange or workout of such securities, a Portfolio may determine or be required to accept various instruments. These instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations. Depending upon, among other things, the Adviser's evaluation of the potential value of such securities in relation to the price that could be obtained at any given time if they were sold, a Portfolio may determine to hold the securities in its portfolio.

Special Situations
------------------

          A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

          Certain of the Portfolios may from time to time enter into standby commitment agreements. Such agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued, which is typically approximately 0.5% of the aggregate purchase price of the security that a Portfolio has committed to purchase. A Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price that are considered advantageous to the Portfolio and that are unavailable on a firm commitment basis. A Portfolio will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. A Portfolio will at all times maintain a segregated account with its liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Securities
---------------------

          Certain of the Portfolios may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          A Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

Trust Preferred Securities
--------------------------

          Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Unlike typical asset-backed securities, which have many underlying payors and usually are overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, resulting in a loss to a Portfolio. Trust preferred securities are subject to special risks. Dividend payments only will be paid if interest payments on the underlying obligations are made. These interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration, and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities-Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-protected securities, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

          Zero Coupon Treasury Securities. Zero coupon Treasury securities are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security is a debt obligation that does not entitle the holder to any periodic payments prior to maturity but, instead, is issued and traded at a discount from its face amount. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon securities are generally more volatile than those of interest-bearing securities, and are likely to respond to changes in interest rates to a greater degree than otherwise comparable securities that do pay periodic interest. Current federal tax law requires that a holder (such as a Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. As a result, in order to make the distributions necessary for a Portfolio not to be subject to federal income or excise taxes, the Portfolio might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Adviser believes, however, that it is highly unlikely that it would be necessary to liquidate any portfolio securities for this purpose.

          Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal on certain long term treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Variable Notes
--------------

          Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value plus accrued interest at any time. Variable amount floating rate notes are subject to next-day redemption for 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if, at the time of an investment, the issuer has an outstanding issue of unsecured debt rated Aa3 or better by Moody's or AA- or better by S&P or Fitch.

General
-------

          The Fund has voluntarily agreed that each Portfolio with the ability to invest in foreign issuers will adhere to the foreign security diversification guidelines promulgated by certain State Insurance Departments. Pursuant to these guidelines, each such Portfolio will invest in issuers from a minimum of five different foreign countries. This minimum will be reduced to four different foreign countries when securities of foreign issuers comprise less than 80% of the Portfolio's NAV, three different foreign countries when securities of foreign issuers comprise less than 60% of the Portfolio's NAV, two different foreign countries when securities of foreign issuers comprise less than 40% of the Portfolio's NAV and one foreign country when securities of foreign issuers comprise less than 20% of the Portfolio's NAV. The Fund has also voluntarily agreed that each Portfolio that may invest in securities of foreign issuers will limit its investment in the securities of issuers located in any one country to 20% of the Portfolio's NAV, except that the Portfolio may have an additional 15% of its NAV invested in securities of issuers located in Australia, Canada, France, Japan, the United Kingdom or Germany.

          In addition, the Fund has adopted an investment policy, which is not designated a "fundamental policy" within the meaning of the 1940 Act, of intending to have each Portfolio comply at all times with the diversification requirements prescribed in Section 817(h) of the Code or any successor thereto and the applicable Treasury Regulations thereunder. This policy may be changed upon notice to shareholders of the Fund, but without their approval.

Effects of Borrowing and Use of Leverage
----------------------------------------

          A Portfolios may use borrowings for investment purposes. A Portfolio may maintain borrowings from banks or as otherwise permitted under Commission rules or exemptive orders with the Portfolio or the Adviser in an amount of money representing approximately one-third of the Portfolio's total assets less liabilities (other than the amount borrowed). Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by a Portfolio on borrowings and the rates received by the Portfolio from its investment portfolio issuers will provide the Portfolio's shareholders with a potentially higher yield.


          Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in currency exchange rates. So long as a Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of a Portfolio's investment portfolio, the benefit of leverage to a Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Portfolio were not leveraged. In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments, thereby reducing the NAV of the Portfolio's shares.


          A Portfolios may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.


          Under the 1940 Act, a Portfolio is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Portfolio. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Portfolio must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. If repayments of borrowings are necessary to maintain 300% asset coverage, the Portfolio could be required to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Portfolio to incur related transaction costs and to realize taxable gains.


Foreign Currency Transactions.
------------------------------

          A Portfolio may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Porfolio's revenues will be received in such currencies. In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether, and to what extent, the Portfolio will engage in these practices.


          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets adjusted to reflect the Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.


          A Portfolio will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.


          If the value of the foreign currencies in which the Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                      PORTFOLIOS    OTHER
                                                      IN FUND       DIRECTOR-
                             PRINCIPAL                COMPLEX       SHIPS
NAME, ADDRESS*, AGE AND      OCCUPATION(S)            OVERSEEN      HELD
(YEAR ELECTED**)             DURING PAST 5 YEARS      BY DIRECTOR   BY DIRECTOR
----------------             -------------------      -----------   -----------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., # +   Investment Adviser and   91            None
76                           an Independent
(1990)                       Consultant.  He was
                             Senior Manager of
                             Barrett Associates,
                             Inc., a registered
                             investment adviser,
                             with which he had been
                             associated since prior
                             to 2004.  He was
                             formerly Deputy
                             Comptroller and Chief
                             Investment Officer of
                             the State of New York
                             and, prior thereto,
                             Chief Investment
                             Officer of the New
                             York Bank for Savings.

John H. Dobkin, #            Consultant.  Formerly,   89            None
67                           President of Save
(1992)                       Venice, Inc.
                             (preservation
                             organization) from
                             2001-2002, Senior
                             Advisor from June
                             1999-June 2000 and
                             President of Historic
                             Hudson Valley
                             (historic
                             preservation) from
                             December 1989-May
                             1999.  Previously,
                             Director of the
                             National Academy of
                             Design.

Michael J. Downey, #         Private Investor since   89            Asia
65                           January 2004.                          Pacific
(2005)                       Formerly, managing                     Fund,
                             partner of Lexington                   Inc., The
                             Capital, LLC                           Merger
                             (investment advisory                   Fund and
                             firm) from December                    Prospect
                             1997 until December                    Acquisition
                             2003.  From 1987 until                 Corp.
                             1993, Chairman and                     (financial
                             CEO of Prudential                      services)
                             Mutual Fund Management.

D. James Guzy, #             Chairman of the Board    89            Intel
73                           of PLX Technology                      Corporation
(2005)                       (semi-conductors) and                  (semi-
                             of SRC Computers Inc.,                 conductors)
                             with which he has been                 and Cirrus
                             associated since prior                 Logic
                             to 2004.                               Corporation
                                                                    (semi-
                                                                    conductors)

Nancy P. Jacklin, #          Professorial Lecturer    89            None
60                           at the Johns Hopkins
(2006)                       School of Advanced
                             International Studies
                             and Adjunct Professor
                             at Georgetown
                             University Law Center
                             in the 2008-2009
                             academic year.
                             Formerly, U.S.
                             Executive Director of
                             the International
                             Monetary Fund
                             (December 2002-May
                             2006); Partner,
                             Clifford Chance
                             (1992-2002); Sector
                             Counsel, International
                             Banking and Finance,
                             and Associate General
                             Counsel, Citicorp
                             (1985-1992); Assistant
                             General Counsel
                             (International),
                             Federal Reserve Board
                             of Governors
                             (1982-1985); and
                             Attorney Advisor, U.S.
                             Department of the
                             Treasury (1973-1982).
                             Member of the Bar of
                             the District of
                             Columbia and New York;
                             and member of the
                             Council on Foreign
                             Relations.

Garry L. Moody, #            Formerly, Partner,       88            None
57                           Deloitte & Touche LLP,
(2008)                       Vice Chairman, and
                             U.S. and Global
                             Managing Partner,
                             Investment Management
                             Services Group
                             1995-2008.

Marshall C. Turner, Jr., #   Interim CEO of MEMC      89            Xilinx,
67                           Electronic Materials,                  Inc. (semi-
(2005)                       Inc. (semi-conductor                   conductors)
                             and solar cell                         and MEMC
                             substances) since                      Electronic
                             November 2008 until                    Materials,
                             March 2, 2009. He was                  Inc.
                             Chairman and CEO of
                             Dupont Photomasks,
                             Inc. (components of
                             semi-conductor
                             manufacturing),
                             2003-2005, and
                             President and CEO,
                             2005-2006, after the
                             company was renamed
                             Toppan Photomasks,
                             Inc.

Earl D. Weiner, #            Of Counsel, and          89            None
68                           Partner prior to
(2007)                       January 2007, of the
                             law firm Sullivan &
                             Cromwell LLP; member
                             of ABA Federal
                             Regulation of
                             Securities Committee
                             Task Force on Fund
                             Director's Guidebook;
                             and member of Advisory
                             Board of Sustainable
                             Forestry Management
                             Limited.

----------
* The address for each of the Fund's disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+    Member of the Fair Value Pricing Committee.

          The Fund's Board has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing, and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of a Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                      AGGREGATE DOLLAR
                                                      RANGE OF EQUITY
                           DOLLAR RANGE OF            SECURITIES IN
                           EQUITY SECURITIES          THE ALLIANCEBERNSTEIN
                           IN THE FUND AS OF          FUND COMPLEX AS OF
                           DECEMBER 31, 2008*         DECEMBER 31, 2008
                           ------------------         -----------------

John H. Dobkin             None                       Over $100,000
Michael J. Downey          None                       Over $100,000
William H. Foulk, Jr.      None                       Over $100,000
D. James Guzy              None                       $50,001 - $100,000
Nancy P. Jacklin           None                       Over $100,000
Garry L. Moody             None                       Over $100,000
Marshall C. Turner, Jr.    None                       Over $100,000
Earl D. Weiner             None                       Over $100,000

----------
* The Directors cannot directly invest in the Fund's Portfolios, because direct investments in the Portfolios may be made only by variable annuity and variable life insurance separate accounts.

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.


                           POSITION(S)             PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE     HELD WITH FUND          DURING PAST 5 YEARS
----------------------     --------------          -------------------

Robert M. Keith,**         President and Chief     Executive Vice President
48                         Executive Officer       of the Adviser*** since
                                                   July 2008. Director of
                                                   AllianceBernstein
                                                   Investments, Inc.
                                                   ("ABI")*** and head of
                                                   ABI since July 2008.
                                                   Prior to joining ABI
                                                   in 2006, Executive
                                                   Managing Director of
                                                   Bernstein Global Wealth
                                                   Management, and prior
                                                   thereto, Senior Managing
                                                   Director and Global Head
                                                   of Client Service and
                                                   Sales of AllianceBernstein's
                                                   institutional investment
                                                   management business
                                                   since 2004. Prior
                                                   thereto, Managing
                                                   Director and Head of
                                                   North American Client
                                                   Service and Sales in
                                                   AllianceBernstein's
                                                   institutional investment
                                                   management business,
                                                   with which he has been
                                                   associated since prior
                                                   to 2004.

Philip L. Kirstein,        Senior Vice President   Senior Vice President and
64                         and Independent         Independent Compliance
                           Compliance Officer      Officer of the
                                                   AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since October
                                                   2004.  Prior thereto, he was
                                                   Of Counsel to Kirkpatrick &
                                                   Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers
                                                   L.P. since prior to March
                                                   2004.

Hiromitsu Agata,           Vice President          Senior Vice President of
46                                                 AllianceBernstein Japan Ltd.
                                                   ("ABJL"),*** with which he
                                                   has been associated since
                                                   prior to 2004.

Olalekan A. Akinyanmi,     Vice President          Vice President of the
37                                                 Adviser,*** with which he
                                                   has been associated since
                                                   May 2006.  Prior thereto, he
                                                   was an Associate Director of
                                                   UBS Investment Research
                                                   covering the oil services
                                                   industry since prior to 2004.

Bruce K. Aronow,           Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

William D. Baird,          Vice President          Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Stephen M. Beinhacker,     Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Isabel Buccellati,         Vice President          Vice President of
40                                                 AllianceBernstein Limited
                                                   ("ABL")*** and a Vice
                                                   President of the Adviser,***
                                                   with which she has been
                                                   associated since prior to
                                                   2004.

Joseph G. Carson,          Vice President          Senior Vice President of the
57                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Frank V. Caruso,           Vice President          Senior Vice President of the
52                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Maria R. Cona,             Vice President          Vice President of the
54                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Henry S. D'Auria,          Vice President          Senior Vice President of the
47                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Paul J. DeNoon,            Vice President          Senior Vice President of the
47                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Gregory Eckersley,         Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Sharon E. Fay,             Vice President          Executive Vice President of
48                                                 the Adviser,*** with which
                                                   she has been associated
                                                   since prior to 2004.

Marilyn G. Fedak,          Vice President          Vice Chairman of the
62                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Thomas J. Fontaine,        Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Eric J. Franco,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John Giaquinta,            Vice President          Assistant Vice President of
45                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Aryeh Glatter,             Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

David P. Handke, Jr.,      Vice President          Senior Vice President of the
59                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

William A. Johnston,       Vice President          Senior Vice President of
48                                                 ABL*** and a Vice President
                                                   of the Adviser,*** with
                                                   which he has been associated
                                                   since prior to 2004.

Shawn E. Keegan,           Vice President          Vice President of the
37                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John J. Kelley,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

N. Kumar Kirpalani,        Vice President          Senior Vice President of the
55                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Ian Kirwan,                Vice President          Vice President of the
33                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Joran Laird,               Vice President          Vice President of the
34                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Samantha S. Lau,           Vice President          Senior Vice President of the
36                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Dokyoung Lee,              Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

James W. MacGregor,        Vice President          Senior Vice President of the
41                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John P. Mahedy,            Vice President          Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Alison M. Martier,         Vice President          Senior Vice President of the
52                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Christopher W. Marx,       Vice President          Senior Vice President of the
41                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Teresa Marziano,           Vice President          Senior Vice President of the
54                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Seth J. Masters,           Vice President          Executive Vice President of
49                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Christopher H. Nikolich,   Vice President          Senior Vice President of the
39                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Raymond J. Papera,         Vice President          Senior Vice President of the
53                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Michele Patri,             Vice President          Senior Vice President of
45                                                 ABL*** and Vice President of
                                                   the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Joseph G. Paul,            Vice President          Senior Vice President of the
49                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Douglas J. Peebles,        Vice President          Executive Vice President of
43                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

John D. Phillips,          Vice President          Senior Vice President of the
62                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Amy P. Raskin,             Vice President          Senior Vice President of the
37                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

James G. Reilly,           Vice President          Executive Vice President of
47                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Michael J. Reilly,         Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Patrick Rudden,            Vice President          Senior Vice President of the
46                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Stephen C. Scanlon,        Vice President          Senior Vice President of
39                                                 ABI,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Robert W. Scheetz,         Vice President          Senior Vice President of the
43                                                 Adviser, with which he has
                                                   been associated since prior
                                                   to 2004.

Lisa A. Shalett,           Vice President          Executive Vice President of
35                                                 the Adviser,*** with which
                                                   she has been associated
                                                   since prior to 2004.

Kevin F. Simms,            Vice President          Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Tassos Stassopoulos,       Vice President          Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   November 2007.  Prior
                                                   thereto, he was a Managing
                                                   Director since 2005 and a
                                                   senior analyst and sector
                                                   head for Pan European Travel
                                                   and Leisure coverage of
                                                   Credit Suisse since prior to
                                                   2004.

Stephen Tong,              Vice President          Senior Vice President of the
46                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Christopher M. Toub,       Vice President          Executive Vice President of
49                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Annie C. Tsao,             Vice President          Senior Vice President of the
56                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Wen-Tse Tseng,             Vice President          Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   March 2006.  Prior thereto,
                                                   he was the healthcare-sector
                                                   portfolio manager for the
                                                   small-cap growth team since
                                                   prior to 2004.

P. Scott Wallace,          Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Andrew J. Weiner,          Vice President          Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Greg J. Wilensky,          Vice President          Senior Vice President of the
42                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Catherine A. Wood,         Vice President          Senior Vice President of the
43                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

David Yuen,                Vice President          Senior Vice President of the
44                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Vadim Zlotnikov,           Vice President          Executive Vice President of
47                                                 the Adviser,*** and Chief
                                                   Investment Officer of Growth
                                                   Equities and head of Growth
                                                   Portfolio Analytics since
                                                   January 2008.  Prior
                                                   thereto, he was the Chief
                                                   Investment Strategist for
                                                   Sanford C. Bernstein's
                                                   institutional research unit
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Joseph J. Mantineo,        Treasurer and           Senior Vice President of
50                         Chief Financial         ABIS,***  with which he has
                           Officer                 been associated since prior
                                                   to 2004.

Emilie D. Wrapp,           Secretary               Senior Vice President,
53                                                 Assistant General Counsel
                                                   and Assistant Secretary of
                                                   ABI,*** with which she has
                                                   been associated since prior
                                                   to 2004.


Phyllis J. Clarke,         Controller              Assistant Vice President of
48                                                 the Adviser,*** with which
                                                   she has been associated
                                                   since prior to 2004.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** Mr. Keith was elected as President and Chief Executive Officer of the Fund as of September 23, 2008.

***  The Adviser, ABI, ABIS, ABL, ABJL, and SCB & Co. are affiliates of the
     Fund.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during the Fund's fiscal year ended December 31, 2008, the aggregate compensation paid to each of the Directors during calendar year 2008 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.


                                                                    Total
                                                      Total         Number of
                                                      Number of     Investment
                                                      Registered    Portfolios
                                                      Investment    in the
                                                      Companies     Alliance-
                                                      in the        Bernstein
                                                      Alliance-     Fund
                                       Total          Bernstein     Complex,
                                       Compensation   Fund Complex, Including
                                       from the       Including     the Fund,
                                       Alliance-      the Fund,     as to
                         Aggregate     Bernstein      as to which   which the
                         Compensation  Fund Complex,  the Director  Director is
                         From          Including      is a Director a Director
Name of Director         the Fund      the Fund       or Trustee    or Trustee
----------------         --------      --------       ----------    ----------

John H. Dobkin           $4,922        $245,470        33             89
Michael J. Downey        $4,922        $243,300        33             89
William H. Foulk, Jr.    $9,079        $486,700        35             91
D. James Guzy            $4,922        $243,300        33             89
Nancy P. Jacklin         $4,922        $244,500        33             89
Garry L. Moody           $5,514        $269,230        32             88
Marshall C. Turner, Jr.  $4,922        $243,300        33             89
Earl D. Weiner           $5,282        $261,300        33             89


          As of April 3, 2009, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Board (see "Management of the Fund" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2008, totaling approximately $462 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2008, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 34.3% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of December 31, 2008, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.0% of the issued and outstanding AllianceBernstein Units and approximately 1.6% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 62.4% in the Adviser. As of December 31, 2008, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party, at a meeting called for the purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.


          The Advisory Agreement was amended as of June 2, 1994 to provide for the addition of the AllianceBernstein Utility Income Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on December 7, 1993.

          The Advisory Agreement was amended as of October 24, 1994 to provide for the addition of the AllianceBernstein Growth Portfolio and the AllianceBernstein International Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person of the disinterested Directors at a meeting called for that purpose and held on June 14, 1994.

          The Advisory Agreement was amended as of February 1, 1996 to provide for the addition of the AllianceBernstein Global Thematic Growth Portfolio, formerly AllianceBernstein Global Technology Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on November 28, 1995.

          The Advisory Agreement was amended as of July 22, 1996 to provide for the addition of the AllianceBernstein Small Cap Growth Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on June 4, 1996.

          The Advisory Agreement was amended as of December 31, 1996 to provide for the addition of the AllianceBernstein Real Estate Investment Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on September 10, 1996.

          The Advisory Agreement was amended as of May 1, 2001 to provide for the addition of the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio and the AllianceBernstein International Value Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on January 31, 2001.

          The Advisory Agreement was amended as of May 1, 2004 to provide for the addition of the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors at a meeting called for that purpose and held on March 16-18, 2004.

          The Adviser provides investment advisory services and order placement facilities for each of the Fund's Portfolios and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Board to serve as the Fund's officers.

          The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefore must be specifically approved by the Board. The following table shows, for the Portfolios listed, the amounts the Adviser received for such services during the fiscal year ended December 31, 2008.

PORTFOLIO                                                     AMOUNT RECEIVED
---------                                                     ---------------

AllianceBernstein Money Market Portfolio                          $91,190
AllianceBernstein Intermediate Bond Portfolio                     $88,250
AllianceBernstein Large Cap Growth Portfolio                      $93,000
AllianceBernstein Growth and Income Portfolio                     $91,500
AllianceBernstein Utility Income Portfolio                        $91,250
AllianceBernstein Growth Portfolio                                $91,500
AllianceBernstein International Growth Portfolio                  $94,250
AllianceBernstein Global Thematic Growth Portfolio                $92,750
AllianceBernstein Small Cap Growth Portfolio                      $92,000
AllianceBernstein Real Estate Investment Portfolio                $91,000
AllianceBernstein International Value Portfolio                   $91,750
AllianceBernstein Small/Mid Cap Value Portfolio                   $92,500
AllianceBernstein Value Portfolio                                 $90,250
AllianceBernstein Wealth Appreciation Strategy Portfolio            $0
AllianceBernstein Balanced Wealth Strategy Portfolio              $70,750

          For services rendered by the Adviser under the Advisory Agreements, the Portfolios paid the Adviser, effective September 7, 2004, the annual percentage rates of the average daily NAV as listed below (for the year 2004, the Portfolios' previously effective advisory fees were waived to this amount by the Adviser after January 1, 2004).

                                                CONTRACTUAL FEE, AS A
                                                PERCENTAGE OF THE PORTFOLIO'S
PORTFOLIO                                       AGGREGATE NET ASSETS
---------                                       --------------------

AllianceBernstein Money Market Portfolio        .45 of 1% of the first $2.5
                                                billion, .40 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .35 of 1% of
                                                the excess over $5 billion

AllianceBernstein Intermediate Bond             .45 of 1% of the first $2.5
Portfolio                                       billion, .40 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .35 of 1% of
                                                the excess over $5 billion.

AllianceBernstein Large Cap Growth              .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Growth and Income             .55 of 1% of the first $2.5
Portfolio                                       billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein Utility Income Portfolio      .55 of 1% of the first $2.5
                                                billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein International Growth          .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Growth Portfolio              .75 of 1% of the first $2.5
                                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Global Thematic               .75 of 1% of the first $2.5
Growth Portfolio                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Small Cap Growth Portfolio    .75 of 1% of the first $2.5
                                                billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Real Estate Investment        .55 of 1% of the first $2.5
Portfolio                                       billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein International Value           .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Small/Mid Cap Value           .75 of 1% of the first $2.5
Portfolio                                       billion, .65 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .60 of 1% of
                                                the excess over $5 billion

AllianceBernstein Value Portfolio               .55 of 1% of the first $2.5
                                                billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion

AllianceBernstein Wealth Appreciation           .65 of 1% of the first $2.5
Strategy Portfolio                              billion, .55 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .50 of 1% of
                                                the excess over $5 billion

AllianceBernstein Balanced Wealth               .55 of 1% of the first $2.5
Strategy Portfolio                              billion, .45 of 1% of the
                                                excess over $2.5 billion up to
                                                $5 billion and .40 of 1% of
                                                the excess over $5 billion


          These fees are accrued daily and paid monthly. The Adviser has contractually agreed to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Portfolio listed below:

Portfolios                                                        Expense Caps
----------                                                        ------------

AllianceBernstein International Value Portfolio                Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Small/Mid Cap Value Portfolio                Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Value Portfolio                              Class A    1.20%
                                                               Class B    1.45%

AllianceBernstein Wealth Appreciation Strategy Portfolio       Class A    .90%
                                                               Class B    1.15%

AllianceBernstein Balanced Wealth Strategy Portfolio           Class A    .75%
                                                               Class B    1.00%


          This waiver extends through May 1, 2010 for the AllianceBernstein International Value Portfolio, the AllianceBernstein Small/Mid Cap Value Portfolio, the AllianceBernstein Value Portfolio, the AllianceBernstein Wealth Appreciation Strategy Portfolio and the AllianceBernstein Balanced Wealth Strategy Portfolio, and may be extended by the Adviser for additional one-year terms.

          The following table shows, for each Portfolio, the amounts the Adviser received for such services for the last three fiscal years (or since commencement of operations).

                                                 FISCAL YEAR
PORTFOLIO                                       END DECEMBER 31  AMOUNT RECEIVED
---------                                       ---------------  ---------------

AllianceBernstein Money Market Portfolio

                                                    2006           $262,247
                                                    2007           $230,975
                                                    2008           $240,868

AllianceBernstein Intermediate Bond Portfolio

                                                    2006           $448,128
                                                    2007           $409,731
                                                    2008           $721,746

AllianceBernstein Large Cap Growth Portfolio

                                                    2006           $7,856,903
                                                    2007           $6,355,448
                                                    2008           $4,335,070

AllianceBernstein Growth and Income Portfolio

                                                    2006           $13,752,138
                                                    2007           $13,297,832
                                                    2008           $8,731,033

AllianceBernstein Utility Income Portfolio

                                                    2006           $388,916
                                                    2007           $458,412
                                                    2008           $358,117

AllianceBernstein Growth Portfolio

                                                    2006           $1,883,490
                                                    2007           $1,602,853
                                                    2008           $1,048,116

AllianceBernstein International Growth Portfolio

                                                    2006           $771,112
                                                    2007           $1,011,102
                                                    2008           $1,370,445

AllianceBernstein Global Thematic Growth
Portfolio

                                                    2006           $1,889,748
                                                    2007           $2,028,928
                                                    2008           $1,519,235

AllianceBernstein Small Cap Growth Portfolio

                                                    2006           $553,548
                                                    2007           $504,142
                                                    2008           $378,731

AllianceBernstein Real Estate Investment
Portfolio

                                                    2006           $566,189
                                                    2007           $535,331
                                                    2008           $316,942

AllianceBernstein Small/Mid Cap Value Portfolio

                                                    2006           $2,727,761
                                                    2007           $3,472,328
                                                    2008           $2,913,406

AllianceBernstein Value Portfolio

                                                    2006           $1,339,967
                                                    2007           $1,831,675
                                                    2008           $1,557,699

AllianceBernstein International Value Portfolio

                                                    2006           $10,410,605
                                                    2007           $19,529,247
                                                    2008           $18,913,851

AllianceBernstein Wealth Appreciation Strategy
Portfolio

                                                    2006           $35,992*
                                                    2007           $0*
                                                    2008           $0*

AllianceBernstein Balanced Wealth Strategy
Portfolio

                                                    2006           $563,936
                                                    2007           $916,995*
                                                    2008           $1,410,343*


----------
* Amounts received are net of the amounts the Adviser waived under a contractual fee waiver or otherwise. Amounts waived were:

                                               AMOUNT WAIVED UNDER CONTRACTUAL
                                                  FEE WAIVER OR OTHERWISE
                                                  -----------------------

AllianceBernstein Money Market Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Intermediate Bond Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Large Cap Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Growth and Income Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Utility Income Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein International Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Global Thematic Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Small Cap Growth Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Real Estate Investment Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein International Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Small/Mid Cap Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Value Portfolio
                                                     2007        $         0
                                                     2008        $         0

AllianceBernstein Wealth Appreciation Strategy
Portfolio

                                                     2006        $   191,660
                                                     2007        $   223,382
                                                     2008        $   182,177

AllianceBernstein Balanced Wealth Strategy
Portfolio

                                                     2006        $         0
                                                     2007        $    22,796
                                                     2008        $    33,502

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of the particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of such Portfolio or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Advisory Agreement continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 6-8, 2008 and November 4-6, 2008.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., The AllianceBernstein Pooling Portfolios, The AllianceBernstein Portfolios, Sanford
C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' PORTFOLIO MANAGERS

          Additional information regarding the investment professional(s)(3) primarily responsible for the day-to-day management of each Portfolio's portfolio may be found below. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Portfolio's prospectus.
----------
(3) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular Portfolio will vary from Portfolio to Portfolio.

          None of the investment professionals identified below owned any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain life insurance companies (the "Insurers").

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

          The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's U.S. Core Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Mr. Joran Laird, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Paul J. DeNoon         17          $6,773,000,000      1           $11,000,000
Shawn E. Keegan         5          $8,567,000,000     None            None
Joran Laird             5          $8,567,000,000     None            None
Alison M. Martier       5          $8,567,000,000     None            None
Douglas J. Peebles     38         $17,376,000,000      1           $11,000,000
Greg J. Wilensky        9           9,260,000,000      1           $11,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Paul J. DeNoon         34         $9,593,000,000     1             $133,000,000
Shawn E. Keegan         6           $250,000,000     None               None
Joran Laird             6           $250,000,000     None               None
Alison M. Martier       6           $250,000,000     None               None
Douglas J. Peebles     72        $11,673,000,000     1             $133,000,000
Greg J. Wilensky       16         $1,024,000,000     1             $133,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Paul J. DeNoon         102        $18,816,000,000     4           $2,475,000,000
Shawn E. Keegan        116         $8,136,000,000     4             $648,000,000
Joran Laird            115         $8,077,000,000     4             $648,000,000
Alison M. Martier      115         $8,077,000,000     4             $648,000,000
Douglas J. Peebles     265        $31,875,000,000     8           $3,123,000,000
Greg J. Wilensky       120         $8,236,000,000     4             $648,000,000


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Large Cap Growth Investment Team. Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr. P. Scott Wallace and Mr. Michael
J. Reilly are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. James G. Reilly, Mr. David P. Handke, Jr., Mr.
P. Scott Wallace and Mr. Michael J. Reilly also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

James G. Reilly        15           $7,406,000,000     2          $2,284,000,000
David P. Handke, Jr.   12           $6,505,000,000     2          $2,284,000,000
P. Scott Wallace       13           $6,740,000,000     2          $2,284,000,000
Michael J. Reilly      12           $6,505,000,000     2          $2,284,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

James G. Reilly        17         $758,000,000       None           None
David P. Handke, Jr.   15         $752,000,000       None           None
P. Scott Wallace       15         $752,000,000       None           None
Michael J. Reilly      15         $752,000,000       None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

James G. Reilly        37,329     $19,773,000,000    7           $1,442,000,000
David P. Handke, Jr.   37,315     $18,324,000,000    6             $533,000,000
P. Scott Wallace       37,316     $19,233,000,000    7           $1,442,000,000
Michael J. Reilly      37,315     $18,324,000,000    6             $533,000,000


ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO

          Mr. Frank Caruso is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Mr. Caruso does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Mr. Caruso also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Registered         of Registered
                                                Investment         Investment
                          Total Assets of       Companies          Companies
Total Number of           Registered            Managed with       Managed with
Registered Investment     Investment            Performance-       Performance-
Companies Managed         Companies Managed     based Fees         based Fees
-----------------         -----------------     ----------         ----------

    6                      $3,878,000,000         None                 None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Pooled             of Pooled
                                                Investment         Investment
                          Total Assets          Vehicles           Vehicles
Total Number of           of Pooled             Managed with       Managed with
Pooled Investment         Investment            Performance-       Performance-
Vehicles Managed          Vehicles Managed      based Fees         based Fees
----------------          ----------------      ----------         ----------

  5                        $47,000,000            None                 None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                              Number               Total Assets
                                              of Other             of Other
                          Total Assets of     Accounts Managed     Accounts with
Total Number of Other     Other Accounts      with Performance-    Performance-
Accounts Managed          Managed             based Fees           based Fees
----------------          -------             ----------           ----------

   25                    $3,178,000,000          2               $2,212,000,000


ALLIANCEBERNSTEIN UTILITY INCOME PORTFOLIO

          Ms. Annie C. Tsao is the investment professional primarily responsible for the day-to-day management of the Portfolio's portfolio. Ms. Tsao does not own any equity securities of the Portfolio directly or indirectly because shares of the Portfolio are held through the separate accounts of certain Insurers. The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Tsao also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Registered         of Registered
                                                Investment         Investment
                          Total Assets of       Companies          Companies
Total Number of           Registered            Managed with       Managed with
Registered Investment     Investment            Performance-       Performance-
Companies Managed         Companies Managed     based Fees         based Fees
-----------------         -----------------     ----------         ----------

    1                      $173,000,000           None                 None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                Number of          Total Assets
                                                Pooled             of Pooled
                                                Investment         Investment
                          Total Assets          Vehicles           Vehicles
Total Number of           of Pooled             Managed with       Managed with
Pooled Investment         Investment            Performance-       Performance-
Vehicles Managed          Vehicles Managed      based Fees         based Fees
----------------          ----------------      ----------         ----------

    None                      None                None                None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                              Number               Total Assets
                                              of Other             of Other
                          Total Assets of     Accounts Managed     Accounts with
Total Number of Other     Other Accounts      with Performance-    Performance-
Accounts Managed          Managed             based Fees           based Fees
----------------          -------             ----------           ----------

    None                    None                None                  None

ALLIANCEBERNSTEIN GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Mr. William D. Baird, Mr. Frank V. Caruso, Ms. Lisa A. Shalett, Mr. P. Scott Wallace and Mr. Vadim Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

William D. Baird        3          $1,043,000,000     None             None
Frank V. Caruso         6          $4,823,000,000     None             None
Ms. Lisa A. Shalett    24          $9,691,000,000      2          $2,284,000,000
P. Scott Wallace       13          $7,027,000,000      3          $2,284,000,000
Vadim Zlotnikov         3          $1,043,000,000     None             None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

William D. Baird        2              $7,000,000    None              None
Frank V. Caruso         5             $47,000,000    None              None
Ms. Lisa A. Shalett    53          $6,744,000,000    3             $263,000,000
P. Scott Wallace       15            $752,000,000    None              None
Vadim Zlotnikov         2              $7,000,000    None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

William D. Baird         14         $1,449,000,000    1            $908,000,000
Frank V. Caruso          25         $3,178,000,000    2          $2,212,000,000
Ms. Lisa A. Shalett    37,715      $40,115,000,000    83         $4,075,000,000
P. Scott Wallace       37,316      $19,233,000,000    7          $1,442,000,000
Vadim Zlotnikov          14         $1,449,000,000    1            $908,000,000


ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH PORTFOLIO

          The day-to-day management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, co-headed by Ms. Catherine D. Wood and Mr. Stephen Tong and comprised of representatives of the Adviser's Global Economic Research Team, Growth Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which Ms. Catherine D. Wood, Mr. Stephen Tong, Ms. Amy
P. Raskin, Mr. Joseph G. Carson, Ms. Lisa A. Shalett and Mr. Vadim Zlotnikov also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Catherine D. Wood        5          $752,000,000      None             None
Stephen Tong           None             None          None             None
Amy P. Raskin            1           $83,0000,000     None             None
Joseph G. Carson         2             $2,000,000     None             None
Lisa A. Shalett         24         $9,654,000,000      2          $2,284,000,000
Vadim Zlotnikov          4         $1,130,000,000     None             None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Catherine D. Wood       32       $3,179,000,000     None              None
Stephen Tong           None            None         None              None
Amy P. Raskin          None            None         None              None
Joseph G. Carson        30       $3,173,000,000     None              None
Lisa A. Shalett         53       $6,744,000,000      3            $263,000,000
Vadim Zlotnikov          2           $7,000,000     None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Catherine D. Wood       221       $1,465,000,000     None               None
Stephen Tong            None           None          None               None
Amy P. Raskin            6          $178,000,000     None               None
Joseph G. Carson        202         $747,000,000     None               None
Lisa A. Shalett        37,715    $40,115,000,000      83          $4,075,000,000
Vadim Zlotnikov          14       $1,449,000,000      1             $908,000,000


ALLIANCEBERNSTEIN WEALTH APPRECIATION STRATEGY PORTFOLIO
ALLIANCEBERNSTEIN BALANCED WEALTH STRATEGY PORTFOLIO


          The management of, and investment decisions for, each of the Portfolio's portfolios are made by the Multi-Asset Solutions Team. Mr. Seth J. Masters, Mr. Dokyoung Lee, Mr. Thomas J. Fontaine, Mr. Christopher H. Nikolich and Mr. Patrick J. Rudden(4) are the investment professionals with the most significant responsibility for the day-to-day management of each Portfolio's portfolio.

----------
(4)  Mr. Rudden became a portfolio manager effective as of February, 2009.


          The following tables provide information regarding registered investment companies other than the Portfolios, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day responsibilities for coordinating investments. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.



--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                      (excluding the referenced Portfolio)

--------------------------------------------------------------------------------

                                                     Number of     Total Assets
                         Total        Total          Registered    of Registered
                         Number of    Assets of      Investment    Investment
                         Registered   Registered     Companies     Companies
                         Investment   Investment     Managed with  Managed with
                         Companies    Companies      Performance-  Performance-
Portfolio Manager        Managed      Managed        based Fees    based Fees
-----------------        -------      -------        ----------    ----------

AllianceBernstein
Wealth Appreciation
Strategy Portfolio

Seth J. Masters            80       $20,136,000,000    None         None
Dokyoung Lee               77       $21,634,000,000    None         None
Thomas J. Fontaine         80       $20,136,000,000    None         None
Christopher H. Nikolich    80       $20,136,000,000    None         None
Patrick J. Rudden         None           None          None         None

AllianceBernstein
Balanced Wealth
Strategy Portfolio

Seth J. Masters            80       $19,796,000,000    None         None
Dokyoung Lee               77       $21,294,000,000    None         None
Thomas J. Fontaine         80       $19,796,000,000    None         None
Christopher H. Nikolich    80       $19,976,000,000    None         None
Patrick J. Rudden         None           None          None         None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES*

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                          Total        Total        of Pooled      of Pooled
                          Number       Assets       Investment     Investment
                          of Pooled    of Pooled    Vehicles       Vehicles
                          Investment   Investment   Managed with   Managed with
                          Vehicles     Vehicles     Performance-   Performance-
Portfolio Manager         Managed      Managed      based Fees     based Fees
-----------------         -------      -------      ----------     ----------

Seth J. Masters            495      $13,319,000,000    11          $403,000,000
Dokyoung Lee               478      $13,151,000,000    11          $403,000,000
Thomas J. Fontaine         495      $13,319,000,000    11          $403,000,000
Christopher H. Nikolich    495      $13,319,000,000    11          $403,000,000
Patrick J. Rudden          None          None         None             None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS*

--------------------------------------------------------------------------------

                                                    Number
                         Total      Total           of Other       Total Assets
                         Number     Assets          Accounts       of Other
                         of Other   of Other        Managed with   Accounts with
                         Account    Accounts        Performance-   Performance-
Portfolio Manager        Managed    Managed         based Fees     based Fees
-----------------        -------    -------         ----------     ----------

Seth J. Masters          254      $37,631,000,000    50          $5,398,000,000
Dokyoung Lee             254      $37,631,000,000    52          $6,077,000,000
Thomas J. Fontaine       254      $37,631,000,000    50          $5,398,000,000
Christopher H. Nikolich  254      $37,631,000,000    50          $5,398,000,000
Patrick J. Rudden         2          $122,000,000    None              None


----------

* The Pooled Investment Vehicles and Other Accounts tables above provide information regarding Messrs. Masters, Lee, Fontaine, Nikolich and Rudden for AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio.


ALLIANCEBERNSTEIN MONEY MARKET PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Money Market Investment Team. Mr. Edward J. Dombrowski, Mr. John Giaquinta, Mr. Raymond J. Papera and Ms. Maria R. Cona are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Edward J. Dombrowski   15          $661,000,000      None            None
John Giaquinta         15          $661,000,000      None            None
Raymond J. Papera      15          $661,000,000      None            None
Maria R. Cona          15          $661,000,000      None            None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Edward J. Dombrowski    None         None            None           None
John Giaquinta          None         None            None           None
Raymond J. Papera       None         None            None           None
Maria R. Cona           None         None            None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Edward J. Dombrowski   2,390      $3,065,000,000     None           None
John Giaquinta         2,390      $3,065,000,000     None           None
Raymond J. Papera      2,390      $3,065,000,000     None           None
Maria R. Cona          2,390      $3,065,000,000     None           None


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the International Growth Portfolio Oversight Group, which is comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team. Mr. Gregory D. Eckersley, Mr. Robert W. Scheetz and Mr. Christopher M. Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Gregory Eckersley     17          $8,256,000,000     None            None
Robert Scheetz        17          $8,256,000,000     None            None
Christopher Toub      17          $8,256,000,000     None            None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Gregory Eckersley      58       $8,134,000,000       4             $263,000,000
Robert Scheetz         58       $8,134,000,000       4             $263,000,000
Christopher Toub       63       $8,210,000,000       4             $263,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Gregory Eckersley      460        $27,024,000,000     83          $4,245,000,000
Robert Scheetz         460        $27,024,000,000     83          $4,245,000,000
Christopher Toub       475        $27,810,000,000     86          $4,371,000,000


ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Small Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Ms. Samantha Lau and Mr. Wen-Tse Tseng are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Bruce K. Aronow        7          $2,529,000,000     None           None
N. Kumar Kirpalani     4          $1,633,000,000     None           None
Samantha Lau           4          $1,633,000,000     None           None
Wen-Tse Tseng          4          $1,633,000,000     None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Bruce K. Aronow        4          $67,000,000        None           None
N. Kumar Kirpalani     2          $60,000,000        None           None
Samantha Lau           2          $60,000,000        None           None
Wen-Tse Tseng          2          $60,000,000        None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Bruce K. Aronow         39        $1,620,000,000     3             $222,000,000
N. Kumar Kirpalani      26        $1,080,000,000     3             $222,000,000
Samantha Lau            26        $1,080,000,000     3             $222,000,000
Wen-Tse Tseng           26        $1,080,000,000     3             $222,000,000


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul         27         $3,979,000,000     None           None
Teresa Marziano        17         $1,762,000,000     None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          53        $3,954,000,000     2             $513,000,000
Teresa Marziano         34          $100,000,000     None               None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          54        $985,000,000       None           None
Teresa Marziano          5        $257,000,000       None           None


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the International Value Senior Investment Management Team. Mr. Joseph G. Paul, Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric J. Franco are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities(5). The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

----------
(5) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul          28         $4,014,000,000    None               None
Sharon E. Fay          127        $37,532,000,000    3            $6,350,000,000
Kevin F. Simms         127        $37,532,000,000    3            $6,350,000,000
Henry S. D'Auria        85        $24,138,000,000    2            $2,626,000,000
Eric J. Franco          1            $224,000,000    None               None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          53         $3,954,000,000    None               None
Sharon E. Fay          154        $19,756,000,000     8             $513,000,000
Kevin F. Simms         164        $22,416,000,000     9           $1,026,000,000
Henry S. D'Auria       102        $17,586,000,000     7             $513,000,000
Eric J. Franco           1           $114,000,000    None               None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul             54       $985,000,000     None              None
Sharon E. Fay          37,544    $99,156,000,000     142         $11,249,000,000
Kevin F. Simms         37,544    $99,156,000,000     142         $11,249,000,000
Henry S. D'Auria          921    $72,597,000,000     134         $10,625,000,000
Eric J. Franco           None          None            3            $200,000,000


ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Small/Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Joseph G. Paul         27         $3,712,000,000     None           None
James W. MacGregor      9         $1,915,000,000     None           None
Andrew J. Weiner        9         $1,915,000,000     None           None


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul         53        $3,954,000,000       2            $513,000,000
James W. MacGregor      4          $151,000,000       None              None
Andrew J. Weiner        4          $151,000,000       None              None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Joseph G. Paul          54       $985,000,000       None            None
James W. MacGregor      49       $728,000,000       None            None
Andrew J. Weiner        49       $728,000,000       None            None


ALLIANCEBERNSTEIN VALUE PORTFOLIO

          The management of, and investment decisions for, the Portfolio's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher W. Marx, Mr. John D. Phillips and Mr. David Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio.


          The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities.(6) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Portfolio's fiscal year ended December 31, 2008.

----------
(6) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.


--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                            (excluding the Portfolio)

--------------------------------------------------------------------------------

                                                    Number of      Total Assets
                      Total          Total          Registered     of Registered
                      Number of      Assets of      Investment     Investment
                      Registered     Registered     Companies      Companies
                      Investment     Investment     Managed with   Managed with
                      Companies      Companies      Performance-   Performance-
Portfolio Manager     Managed        Managed        based Fees     based Fees
-----------------     -------        -------        ----------     ----------

Marilyn G. Fedak      118         $38,932,000,000     3           $6,350,000,000
John Mahedy           117         $38,708,000,000     3           $6,350,000,000
Christopher W. Marx    23         $11,399,000,000     1           $3,725,000,000
John D. Phillips       23         $11,399,000,000     1           $3,725,000,000
David Yuen             93         $35,868,000,000     3           $6,350,000,000


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------

                                                    Number         Total Assets
                       Total        Total           of Pooled      of Pooled
                       Number       Assets          Investment     Investment
                       of Pooled    of Pooled       Vehicles       Vehicles
                       Investment   Investment      Managed with   Managed with
                       Vehicles     Vehicles        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Marilyn G. Fedak       138       $15,969,000,000      3            $202,000,000
John Mahedy            137       $15,855,000,000      3            $202,000,000
Christopher W. Marx    15         $1,301,000,000     None              None
John D. Phillips       15         $1,301,000,000     None              None
David Yuen             105       $17,604,000,000      6            $479,000,000


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------

                                                    Number
                       Total        Total           of Other       Total Assets
                       Number       Assets          Accounts       of Other
                       of Other     of Other        Managed with   Accounts with
                       Account      Accounts        Performance-   Performance-
Portfolio Manager      Managed      Managed         based Fees     based Fees
-----------------      -------      -------         ----------     ----------

Marilyn G. Fedak       37,448     $83,111,000,000    113         $7,087,000,000
John Mahedy            37,429     $81,728,000,000    110         $6,887,000,000
Christopher W. Marx    36,618     $26,302,000,000     8            $624,000,000
John D. Phillips       36,618     $26,302,000,000     8            $624,000,000
David Yuen             37,396     $83,298,000,000    116         $7,885,000,000


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(7)

----------
(7) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class B shares in accordance with a plan of distribution which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the 1940 Act, are committed to the discretion of such disinterested Directors then in office. The Agreement was initially approved by the Directors of the Fund at a meeting held on January 6, 1999. Most recently, continuance of the Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not parties to the Agreement or interested persons of such party, at a meeting held on May 6-8, 2008.

          The Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding Class B shares (as defined in the 1940 Act) and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. ABI will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Class B shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class B shares to the public. ABI will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws and of any activity which is primarily intended to result in the sale of Class B shares issued by the Fund, unless the plan of distribution in effect for Class B shares provides that the Fund shall bear some or all of such expenses.

          In the event that the Agreement is terminated or not continued with respect to the Class B shares of a Portfolio, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to Class B shares of such Portfolio and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

          During the fiscal year ended December 31, 2008, the AllianceBernstein Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio and AllianceBernstein Balanced Wealth Strategy Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating, $69,887, $97,267, $730,025, $3,154,150, $214,608, $141,560, $342,959, $41,344, $44,828, $33,214,
$5,868,684, $651,922, $702,304, $59,562 and $611,940, respectively, which constituted approximately .25% of each Portfolio's aggregate average daily net assets attributable to Class B shares during the period. The Adviser made payments from its own resources as described above aggregating $648, $266,578, $283,546, $491,529, $119,023, $286,741, $255,916, $214,412, $80,055, $47,029,
$1,298,762, $271,358, $342,647, $136,160 and $240,744 for the AllianceBernstein
Money Market Portfolio, AllianceBernstein Intermediate Bond Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Growth Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Real Estate Investment Portfolio, AllianceBernstein Utility Income Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, AllianceBernstein Wealth Appreciation Strategy Portfolio, and AllianceBernstein Balanced Wealth Strategy Portfolio, respectively.


          For the fiscal year ended December 31, 2008, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class B shares were as follows:


                                                AllianceBernstein       AllianceBernstein        AllianceBernstein
                        AllianceBernstein       Intermediate Bond       Large Cap Growth         Growth and Income
Category of Expense     Money Market Portfolio  Portfolio               Portfolio                Portfolio
-------------------     ----------------------  ---------               ---------                ---------
Advertising/
Marketing                    $0                      $45                     $49                        $65

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders            $70,535                 $247,083                $882,757                 $3,430,943

Compensation to
Underwriters                 $0                  $46,564                 $50,495                    $86,155

Compensation to
Dealers                      $0                  $35,987                 $42,422                    $64,677

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)         $0                  $34,166                 $37,848                    $63,839

Totals                  $70,535                 $363,845               $1,013,571                $3,645,679
                        =======                 ========               ==========                ==========


                                                AllianceBernstein       AllianceBernstein        AllianceBernstein
                        AllianceBernstein       International Growth    Global Thematic Growth   Small Cap Growth
Category of Expense     Growth Portfolio        Portfolio               Portfolio                Portfolio
-------------------     ----------------        ---------               ---------                ---------
Advertising/
Marketing                   $21                      $46                     $42                        $35

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $277,690                 $304,446                $487,796                   $163,350

Compensation to
Underwriters            $21,495                  $50,774                 $45,336                    $37,738

Compensation to
Dealers                 $18,599                  $36,833                 $33,335                    $27,527

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)    $15,826                  $36,202                 $32,366                    $27,106

Totals                  $333,631                $428,301                $598,875                   $255,756
                        ========                ========                ========                   ========



                        AllianceBernstein       AllianceBernstein       AllianceBernstein        AllianceBernstein
                        Real Estate             Utility Income          International Value      Small/Mid Cap Value
Category of Expense     Investment Portfolio    Portfolio               Portfolio                Portfolio
-------------------     --------------------    ---------               ---------                ---------

Advertising/
Marketing                   $16                       $2                    $202                        $46

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders            $91,692                  $50,922              $6,594,209                   $803,753

Compensation to
Underwriters            $13,356                  $10,176                $233,778                    $48,775

Compensation to
Dealers                  $9,530                  $11,953                $173,323                    $36,374

Compensation to Sales
Personnel                    $0                       $0                      $0                         $0

Interest, Carrying or
Other Financing
Charges                      $0                       $0                      $0                         $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by the
marketing personnel
conducting seminars)    $10,289                   $7,190                $165,934                    $34,332

Totals                 $124,883                  $80,243              $7,167,446                   $923,280
                       ========                  =======              ==========                   ========



                                              AllianceBernstein       AllianceBernstein
                          AllianceBernstein   Wealth Appreciation     Balanced Wealth
Category of Expense       Value Portfolio     Strategy Portfolio      Strategy Portfolio
-------------------       ---------------     ------------------      ------------------
Advertising/
Marketing                     $54                  $33                     $48

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other than Current
Shareholders           $  895,569             $136,338                $742,987

Compensation to
Underwriters              $60,830              $21,486                 $38,430

Compensation to
Dealers                   $45,043              $19,691                 $38,205

Compensation to Sales
Personnel                      $0                   $0                      $0

Interest, Carrying or
Other Financing
Charges                        $0                   $0                      $0

Other (includes
personnel costs of
those home office
employees involved in
the distribution effort
and the travel-related
expenses incurred by
the marketing personnel
conducting seminars)      $43,455              $18,174                 $33,014

Totals                 $1,044,951             $195,722                $852,684
                       ==========             ========                ========



--------------------------------------------------------------------------------

                        PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Portfolios' Prospectuses under the heading "Investing in the Portfolios."

          Shares of each Portfolio are offered at NAV on a continuous basis to the separate accounts of the Insurers without any sales or other charge. The separate accounts of insurance companies place orders to purchase shares based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected pursuant to variable contracts funded by shares of the Portfolio. The Fund reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons. See the prospectus of the separate account of the participating insurance company for more information on the purchase of shares.

          The Insurers maintain omnibus account arrangements with the Fund in respect of one or more Portfolios and place aggregate purchase, redemption and exchange orders for shares of a Portfolio corresponding to orders placed by the Insurer's customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Limitations on Ability to Detect and Curtail Excessive Trading Practices."

          The Board has adopted polices and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that might disadvantage long-term Contractholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

          Risks Associated with Excessive or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading attributable to particular Contractholders in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of a Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of shares of a Portfolio may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more Contractholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading attributable to one or more Contractholders and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

          Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage").

          Contractholders engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Portfolios that may be adversely affected by price arbitrage include, in particular, those Portfolios that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

          Money market funds generally are not effective vehicles for short-term trading activity, and therefore the risks relating to short-term trading activity are correspondingly lower for the Money Market Portfolio.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the Portfolios. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity, and subject to such limitations as may result from the terms and conditions contained in certain of the contracts described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurers' omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

          Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurers' omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of one or more Portfolios under a particular contract will be prevented from doing so. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

          Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies it surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Contractholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A Contractholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in shares of one or more of the Portfolios that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the Contractholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices.
------------------------------------------------------------------------

          Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or ABIS Contractholders' transaction activity relating to shares of a particular Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of a Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolios, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time.

          Contractholders should be aware that, even if the Fund, ABI or ABIS, in its sole discretion, determines that a particular Insurer's omnibus transaction activity in shares of a Portfolio attributable to one or more other Contractholders may constitute excessive or short-term trading, the terms and conditions of the relevant contract may limit the ability of the Fund, ABI or ABIS, or the Insurer to curtail the Contractholder's activity. This means that even after the detection of such possible Contractholder activity, the affected Portfolio may continue to suffer the effects of excessive or short-term trading.

Redemption of Shares
--------------------

          An insurance company separate account may redeem all or any portion of the shares in its account at any time at the NAV next determined after a redemption request in the proper form is furnished to the Fund. Any certificates representing shares being redeemed must be submitted with the redemption request. Shares do not earn dividends on the day they are redeemed, regardless of whether the redemption request is received before or after the time of computation of NAV that day. There is no redemption charge. The redemption proceeds will normally be sent within seven days.

          The right of redemption may be suspended or the date or payment may be postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by a Portfolio is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of a Portfolio's net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolios. For information regarding how to redeem shares in the Portfolios, please see your insurance company's separate account prospectus.

          The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment either in cash or in portfolio securities received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

Payments to Financial Intermediaries
------------------------------------

          Financial intermediaries, such as the Insurers, market and sell shares of the Portfolios and typically receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any Rule 12b-1 fee that you or the Portfolios may pay.

          In the case of Class B shares, up to 100% of the Rule 12b-1 fee applicable to Class B shares each year may be paid to the financial intermediary that sells Class B shares.

          Insurers or your financial intermediary receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    Rule 12b-1 fees;

          o    defrayal of costs for educational seminars and training;

          o    additional distribution support; and

          o payments related to providing Contractholder recordkeeping and/or administrative services.

          Please read your Portfolio's Prospectus carefully for information on this compensation.

          ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform record-keeping and administrative services in connection with the Portfolios. Such payments will generally not exceed 0.35% of the average daily net assets of each Portfolio attributable to the Insurer.

          Other Payments for Educational Support and Distribution Assistance. In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers. These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolios for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2009, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $700,000. In 2008, ABI paid additional payments of approximately $700,000 for the Portfolios.

          If one mutual fund sponsor that offers shares to separate accounts of an Insurer makes greater distribution assistance payments than another, the Insurer may have an incentive to recommend or offer the shares of funds of one fund sponsor over another.

          Please speak with your financial intermediary to learn more about the total amounts paid to your financial intermediary by the Funds, the Adviser, ABI and by other mutual fund sponsors that offer shares to Insurers that may be recommended to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

          ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Bank of America
          Cadaret, Grant & Co.
          CCO Investment Services Corp.
          Chase Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          ING Advisors Network
          LPL Financial Corporation
          Merrill Lynch
          Morgan Stanley & Co. Incorporated
          Raymond James
          RBC Capital Markets Corporation
          Robert W. Baird
          UBS AG
          UBS Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Portfolios may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund Shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          For all of the Portfolios, with the exception of AllianceBernstein Money Market Portfolio, the NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of a Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the following Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

          The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolios may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolios to calculate their NAVs may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may use fair value pricing more frequently for foreign securities or securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity or other securities using fair value prices based on independent pricing services or third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Board has delegated responsibility for valuing the assets of the Portfolios to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

          Each Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Portfolio's NAV, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

          The assets attributable to the Class A shares and Class B shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Portfolio in accordance with Rule 18f-3 under the 1940 Act (the "18f-3 Plan").

          The AllianceBernstein Money Market Portfolio utilizes the amortized cost method of valuation of portfolio securities in accordance with the provisions of Rule 2a-7 under the Act. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund maintains procedures designed to stabilize, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. If such deviation as to the Portfolio exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, should be initiated. In the event the Directors determine that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments held by the Portfolio prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (2) withholding dividends of net income on shares of the Portfolio; or (3) establishing a NAV per share of the Portfolio by using available market quotations or equivalents. The NAV of the shares of the Portfolio is determined as of the close of business each Fund business day (generally 4:00 p.m., Eastern Time).

          The assets attributable to the Class A shares and Class B shares of the Portfolio, will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the 18f-3 Plan.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and of placing of orders for portfolio securities for the Portfolios. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Exchange Act and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund.

          The Fund will deal in some instances in equity securities which are not listed on a national stock exchange but are traded in the over-the-counter market. In addition, most transactions for the AllianceBernstein U.S. Government/High-Grade Securities Portfolio and the AllianceBernstein Money Market Portfolio are executed in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co. LLC ("SCB & Co.") and Sanford C. Bernstein Limited ("SCB Ltd."), affiliates of the Adviser, for which SCB & Co. and SCB Ltd. may receive a portion of the brokerage commission. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                                              FISCAL                                        BROKERAGE
                                            YEAR ENDED         AGGREGATE BROKERAGE      COMMISSION PAID TO
PORTFOLIO                                  DECEMBER 31           COMMISSION PAID        SCB & CO. and SCB Ltd.
---------                                  -----------           ---------------        ----------------------
AllianceBernstein Growth Portfolio

                                               2006                $   293,443               $    3,316
                                               2007                $   171,183               $      200
                                               2008                $   191,505               $      973

AllianceBernstein Intermediate Bond
Portfolio

                                               2006                $   293,443               $    3,316
                                               2007                $   171,183               $      200
                                               2008                $     2,190               $        0

AllianceBernstein Growth and Income
Portfolio

                                               2006                $ 3,410,798               $  301,099
                                               2007                $ 2,466,325               $   93,488
                                               2008                $ 5,162,851               $   62,028

AllianceBernstein Money Market
Portfolio

                                               2006                $         0               $        0
                                               2007                $         0               $        0
                                               2008                $         0               $        0

AllianceBernstein Large Cap Growth
Portfolio

                                               2006                $ 1,377,980               $   12,172
                                               2007                $   966,522               $   10,669
                                               2008                $   600,538               $        0

AllianceBernstein Small Cap Growth
Portfolio

                                               2006                $   137,940               $       10
                                               2007                $   128,888               $       28
                                               2008                $   143,217               $      132

AllianceBernstein Real Estate
Investment Portfolio

                                               2006                $    36,739               $        0
                                               2007                $    51,714               $        0
                                               2008                $    35,469               $        0

AllianceBernstein Global Thematic
Growth Portfolio

                                               2006                $   736,541               $    4,731
                                               2007                $   729,464               $      812
                                               2008                $   636,121               $        0

AllianceBernstein Utility Income
Portfolio

                                               2006                $    74,228               $    5,901
                                               2007                $    57,048               $   13,490
                                               2008                $    69,013               $      348

AllianceBernstein International
Growth Portfolio

                                               2006                $   298,515               $        0
                                               2007                $   420,927               $        0
                                               2008                $   394,083               $        0

AllianceBernstein Small/Mid Cap
Value Portfolio

                                               2006                $   244,022               $        0
                                               2007                $   223,370               $        0
                                               2008                $   428,980               $        0

AllianceBernstein Value Portfolio

                                               2006                $    66,878               $        0
                                               2007                $    78,756               $        0
                                               2008                $   135,060               $        0

AllianceBernstein International
Value Portfolio

                                               2006                $ 1,881,180               $   10,444
                                               2007                $ 2,107,040               $   32,024
                                               2008                $ 2,286,217               $   25,309

AllianceBernstein Wealth
Appreciation Strategy Portfolio

                                               2006                $    41,847               $       74
                                               2007                $    33,432               $      118
                                               2008                $    22,483               $       49

AllianceBernstein Balanced Wealth
Strategy Portfolio

                                               2006                $    87,637               $        0
                                               2007                $   105,020               $      204
                                               2008                $   225,528               $      207


          During the most recent fiscal year, the percentage of the aggregate brokerage commission, stated above, paid by each Portfolio to SCB & Co. and SCB Ltd. and the percentage of each Portfolio's aggregate dollar amount of transactions involving the payment of commissions through SCB & Co. and SCB Ltd. was as follows:


                                                                                    % OF AGGREGATE DOLLAR
                                                               % OF AGGREGATE       AMOUNT OF TRANSACTIONS
                                                                 BROKERAGE         INVOLVING THE PAYMENT OF
                                                             COMMISSION PAID TO      COMMISSIONS THROUGH
PORTFOLIO                                                        SCB & CO.          SCB & CO and SCB Ltd.
---------                                                        ---------          ----------------------
AllianceBernstein Growth Portfolio                                  .51%               .35%
AllianceBernstein Growth and Income Portfolio                      1.20%              1.03%
AllianceBernstein Money Market Portfolio                              0%                 0%
AllianceBernstein Large Cap Growth Portfolio                          0%                 0%
AllianceBernstein Small Cap Growth Portfolio                        .09%               .16%
AllianceBernstein Real Estate Investment Portfolio                    0%                 0%
AllianceBernstein Global Thematic Growth Portfolio                    0%                 0%
AllianceBernstein Intermediate Bond Portfolio                         0%                 0%
AllianceBernstein Utility Income Portfolio                          .50%               .72%
AllianceBernstein International Growth Portfolio                      0%                 0%
AllianceBernstein Small/Mid Cap Value Portfolio                       0%                 0%
AllianceBernstein Value Portfolio                                     0%                 0%
AllianceBernstein International Value Portfolio                    1.11%               .71%
AllianceBernstein Wealth Appreciation Strategy Portfolio            .22%               .15%
AllianceBernstein Balanced Wealth Strategy Portfolio                .09%              \ .06%



Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of each Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Portfolios or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio's portfolio holdings on a selective basis.

          The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about a Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Directors determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International, RR Donnelley Financial and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Each Portfolio of the Fund qualified and intends to continue to qualify to be taxed as a regulated investment company under the Code. If so qualified, each Portfolio will not be subject to federal income and excise taxes on its investment company taxable income and net capital gain to the extent such investment company taxable income and net capital gain are distributed to the separate accounts of insurance companies which hold its shares. Under current tax law, capital gains or dividends from any Portfolio are not currently taxable to the holder of a variable annuity or variable life insurance contract when left to accumulate within such variable annuity or variable life insurance contract. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the insurance companies.

          Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), such Portfolio will be eligible to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. If eligible, each such Portfolio intends to file such an election, although there can be no assurance that such Portfolio will be able to do so.

          Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be adequately diversified, in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies underlying the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) that, among other things, provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the applicable diversification requirements. Under the Regulations, if a regulated investment company satisfies certain conditions, a segregated asset account owning shares of the regulated investment company will not be treated as a single investment for these purposes, but rather the account will be treated as owning its proportionate share of each of the assets of the regulated investment company. Each Portfolio plans to satisfy these conditions at all times so that the shares of such Portfolio owned by a segregated asset account of a life insurance company will be subject to this treatment under the Code.

          For information concerning the federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

CAPITALIZATION

          The Fund was organized as a Maryland corporation in 1987 under the name "Alliance Variable Products Series Fund, Inc." The name of the Fund became "AllianceBernstein Variable Products Series Fund, Inc." on May 1, 2003. Each Portfolio's name was changed on May 1, 2003. Prior thereto, the Portfolios were known as: Alliance Money Market Portfolio, Alliance Premier Growth Portfolio, Alliance Growth and Income Portfolio, Alliance U.S. Government/High Grade Securities Portfolio, Alliance High Yield Portfolio, Alliance Balanced Shares Portfolio, Alliance International Research Growth Portfolio, Alliance Global Bond Portfolio, Alliance Americas Government Income Portfolio, Alliance Global Dollar Government Portfolio, Alliance Utility Income Portfolio, Alliance Growth Portfolio, Alliance International Growth Portfolio, Alliance Technology Portfolio, Alliance Quasar Portfolio and Alliance Real Estate Investment Portfolio. The AllianceBernstein Quasar Portfolio's name was changed again on May 3, 2004 to the AllianceBernstein Small Cap Growth Portfolio. On May 2, 2005, the AllianceBernstein Premier Growth Portfolio's name was changed to the AllianceBernstein Large Cap Growth Portfolio, the AllianceBernstein Technology Portfolio's name was changed to the AllianceBernstein Global Technology Portfolio and the AllianceBernstein Small Cap Value Portfolio's name was changed to the AllianceBernstein Small/Mid Cap Value Portfolio. On February 1, 2006, the AllianceBernstein Total Return Portfolio's name was changed to AllianceBernstein Balanced Shares Portfolio, the AllianceBernstein International Portfolio's name was changed to AllianceBernstein International Research Growth Portfolio and the AllianceBernstein Worldwide Privatization Portfolio's name was changed to AllianceBernstein International Growth Portfolio.

          The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such election of Directors will not be able to elect any person or persons to the Board.

          Pursuant to an order received from the Commission, the Fund maintains participation agreements with insurance company separate accounts that obligate the insurance companies to pass any proxy solicitations through to underlying contractholders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contractholders, it is obligated to vote the shares that correspond to such contractholders in the same proportion as instructions received from all other applicable contractholders.

          All shares of the Fund when duly issued will be fully paid and nonassessable. The Board is authorized to reclassify any unissued shares into any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional Portfolio's with different investment objectives, policies or restrictions or to establish additional channels of distribution, may create additional series and classes of shares. Any issuance of shares of such additional series and classes would be governed by the 1940 Act and the laws of the State of Maryland.

          If shares of another series were issued in connection with the creation of the new portfolio, each share of any of the Fund's Portfolios would normally be entitled to one vote for all purposes. Generally, shares of each Portfolio would vote as a single series for the election of directors and on any other matter that affected each Portfolio in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio would vote as separate series. Moreover, the Class B shares of each Portfolio will vote separately with respect to matters relating to the 12b-1 Plan(s) adopted in accordance with Rule 12b-1 under the 1940 Act. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

          The outstanding voting shares of each outstanding Portfolio of the Fund as of April 3, 2009 consisted of the following numbers of Class A common stock and Class B common stock, respectively: AllianceBernstein Money Market Portfolio, 26,484,774 and 37,922,770; AllianceBernstein Intermediate Bond Portfolio, 11,865,804 and 3,752,045 AllianceBernstein Large Cap Growth Portfolio, 9,234,060 and 10,247,949; AllianceBernstein Growth and Income Portfolio, 15,882,143 and 59,276,175; AllianceBernstein Utility Income Portfolio, 1,704,459 and 500,884; AllianceBernstein Growth Portfolio, 2,438,461 and 3,992,639; AllianceBernstein International Growth Portfolio, 5,910,441 and 3,643,801; AllianceBernstein Global Thematic Growth Portfolio, 3,537,252 and 7,814,478; AllianceBernstein Small Cap Growth Portfolio, 2,017,106 and 1,314,760; AllianceBernstein Real Estate Investment Portfolio, 2,823,304 and 1,318,882; AllianceBernstein International Value Portfolio, 13,849,627 and 166,907,436; AllianceBernstein Small/Mid Cap Value Portfolio, 9,331,042 and 19,824,255; AllianceBernstein Value Portfolio, 191,972 and 25,152,279; AllianceBernstein Wealth Appreciation Strategy Portfolio, 1,958 and 2,762,920; and AllianceBernstein Balanced Wealth Strategy Portfolio, 7,357,023 and 36,119,820. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding Class A and Class B shares of the Fund's Portfolios as of April 3, 2009.

CLASS A SHARES
--------------

                                                                        NUMBER OF                 % OF
PORTFOLIO                 NAME AND ADDRESS                            CLASS A SHARES          CLASS A SHARES
---------                 ----------------                            --------------          --------------
AllianceBernstein Money   AIG Life Insurance Company
Market                    2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                      17,609,734                 66.49%

                          Union Security Insurance Company
                          Attn: Bruce Fiedler
                          P.O. Box 64284
                          St. Paul, MN 55164-0284                      4,923,445                  18.59%

                          American International Life Insurance
                          Attn: Ed Bacon
                          2727 A Allen Parkway Mail Stop 4D-1
                          Houston, TX 77019-2115                       2,685,156                  10.14%

AllianceBernstein         AIG Life Insurance Company
Intermediate Bond         2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       9,679,705                  81.58%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen Parkway Mail Stop 4D-1
                          Houston, TX  77019-2116                      1,115,212                  9.40%

AllianceBernstein Large   Merrill Lynch, Pierce, Fenner & Smith, Inc.
Cap Growth                For the Sole Benefit of Its Customers
                          4800 Deer Lake Dr., E.
                          Jacksonville, FL 32246-6484                  5,468,827                  59.22%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       2,061,720                  22.33%

                          Allmerica Financial Life Insurance
                          One Security Benefit Place
                          Topeka, KS  66636-1000                         604,167                   6.54%

AllianceBernstein         Lincoln Life Variable Annuity
Growth and Income         1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   4,495,931                  28.31%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       4,147,605                  26.11%

                          ING Life Insurance and Annuity Company
                          151 Farmington Avenue
                          Hartford, CT 06156-0001                      1,850,899                  11.65%

                          Merrill Lynch, Pierce, Fenner & Smith
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                 1,692,032                  10.65%

AllianceBernstein         AIG Life Insurance Company
Utility Income            2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,242,647                  72.91%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Attn: Investment Div 2T2
                          Englewood, CO  80111-5002                      160,779                   9.43%

                          Great West Life & Annuity
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              137,808                   8.09%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        115,323                   6.77%

AllianceBernstein Growth  AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,539,705                  63.14%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        293,881                  12.05%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              145,498                   5.97%

AllianceBernstein         AIG Life Insurance Company
International Growth      2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       2,819,866                  47.71%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Englewood, CO  80111-5002                    1,066,272                  18.04%

                          The Prudential Insurance Company
                          80 Livingston Ave BLDG ROS3
                          Roseland, NJ  07068-1733                       898,412                  15.20%

                          Great West Life & Annuity
                          8515 E Orchard Rd
                          Greenwood Village, CO  80111-5002              331,545                   5.61%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        310,036                   5.25%

AllianceBernstein         Lincoln Life Variable Annuity
Global Thematic Growth    1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   1,413,767                  39.97%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,375,230                  38.88%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        272,341                   7.70%

                          Merrill Lynch, Pierce, Fenner & Smith
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                   242,068                   6.84%

AllianceBernstein Small   AIG Life Insurance Company
Cap Growth                2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,586,590                  78.66%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        145,472                   7.21%

                          Principal Life Ins Co Cust.
                          BLE Annunity
                          Attn: Life Accounting
                          711 High Street
                          Des Moines, IA 50392-0001                      139,548                   6.92%

AllianceBernstein         AIG Life Insurance Company
Real Estate               2727A Allen PKWY # 4D1
                          Houston, TX  77019-2107                      1,464,705                  51.88%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Englewood, CO  80111-5002                      998,541                  35.37%

                          American International Life
                          Attn: Ed Bacon
                          2727 A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        183,100                   6.49%

AllianceBernstein         Nationwide Insurance Co.
International Value       P.O. Box 182029
                          Columbus, OH  43218-2029                     2,588,002                  18.69%

                          Nationwide Insurance Co. NWVL14
                          PO Box 182029
                          Columbus, OH  43218-2029                     2,451,793                  17.70%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX  77019-2107                      1,392,814                  10.06%

                          AUL American Individual Variable
                          One American SQ
                          PO box 368
                          Indianapolis, IN  46206-0368                 1,366,318                   9.87%

                          Sun Life Financial
                          Attn:  Howard Harding SC 1145
                          One Sun Life Executive Park
                          Wellesley Hills, MA  02481                   1,249,034                   9.02%

                          Lincoln Life Variable Annuity
                          1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   1,166,644                   8.42%

                          Great West Life & Annuity
                          FBO Schwab Annuities
                          8515 E. Orchard Rd
                          Attn: Investment Div 2T2
                          Englewood, CO  80111-5002                      694,379                    5.01%

AllianceBernstein         Lincoln Life Variable Annuity
Small/Mid Cap Value       1300 S Clinton St
                          Fort Wayne, IN  46802-3506                   4,380,706                  46.95%

                          AIG Life Insurance Company
                          2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       1,887,219                  20.23%

                          AUL American Individual Variable
                          One American SQ
                          PO Box 368
                          Indianapolis, IN  46206-0368                   942,334                  10.10%

AllianceBernstein         Merrill Lynch, Pierce, Fenner & Smith,
Value                     Inc.
                          For the Sole Benefit of its Customers
                          4800 Deer Lake Dr E
                          Jacksonville, FL  32246-6484                   191,262                  99.63%

AllianceBernstein         Lincoln Benefit Life
Wealth Appreciation       2940 S 84th St
Strategy                  Lincoln, NE  68506-4142                          1,188                  60.69%

                          Alliance Capital Management LP
                          1 N Lexington Ave
                          White Plains, NY  10601-1712                       770                  39.31%

AllianceBernstein         AIG Life Insurance Company
Balanced Wealth Strategy  2727A Allen PKWY # 4D1
                          Houston, TX 77019-2107                       6,585,226                  89.51%

                          American International Life
                          Attn: Ed Bacon
                          2727A Allen PKWY Mail Stop 4D-1
                          Houston, TX  77019-2116                        436,116                   5.93%


CLASS B SHARES
--------------

                                                                        NUMBER OF                 % OF
PORTFOLIO                 NAME AND ADDRESS                            CLASS B SHARES          CLASS B SHARES
---------                 ----------------                            --------------          --------------
AllianceBernstein          AIG Life Insurance Company
Money Market               Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX 77019-2107                     20,659,061                  54.48%

                           Anchor National Life Insurance Co.
                           21650 Oxnard St MSC 6-7
                           Woodland Hills, CA  91367-4901             16,192,960                  42.70%

AllianceBernstein          Anchor National Life Ins Co
Intermediate Bond          21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               2,916,372                  77.73%

                           American Enterprise Life
                           1438-AXP
                           Minneapolis, MN  55474-0001                   287,043                   7.65%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                      201,265                   5.36%

AllianceBernstein Large    Allmerica Financial Life Insurance
Cap Growth                 One Security Benefit Place
                           Topeka, KS  66636-1000                      1,789,505                  17.46%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727 A Allen PKWY # 4D1
                           Houston, TX 77019-2107                      1,379,792                  13.46%

                           Horace Mann Life Insurance Co.
                           Horace Mann
                           Springfield, IL  62715-0001                 1,146,077                  11.18%

                           Allstate Life Insurance Company
                           Northbrook, IL 60062                        1,037,858                  10.13%

                           GE Life and Annuity Assurance
                           6610 W. Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                      815,293                   7.96%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN  46802-3506                    698,070                   6.81%

                           Transamerica Life Ins Co.
                           4333 Edgewood Road NE
                           Cedar Rapids, IA  52449-0001                  596,306                   5.82%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 546,087                   5.33%

AllianceBernstein Growth   IDS Life Insurance Corporation
and Income                 Minneapolis, MN  55474-0014                13,370,925                  22.56%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN  46802-3506                 11,656,280                  19.66%

                           Allstate Life Insurance Company
                           Vernon Hills, IL  60061-1826                5,483,520                   9.25%

                           GE Life and Annuity Assurance
                           6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                    5,229,952                   8.82%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     4,491,149                   7.58%

                           Allmerica Financial Life Insurance
                           One Security Benefit Place
                           Topeka, KS  66636-1000                      4,282,153                   7.22%

AllianceBernstein          Anchor National Life Ins Co
Utility Income             21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 247,971                  49.51%

                           Allstate Life Insurance Company
                           Northbrook, IL  60062                         244,627                  48.84%

AllianceBernstein Growth   Allstate Life Insurance Company
                           Northbrook, IL  60062                       1,805,049                  45.21%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     1,179,360                  29.54%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 534,053                  13.38%

AllianceBernstein          Hartford Life and Annuity
International Growth       200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT 06104-2999                     1,681,586                  46.15%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 621,245                  17.05%

                           Sun Life Financial Futurity
                           P.O. Box 9134
                           Wellesley Hills, MA 02481-9134                472,157                  12.96%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford CT,  06104-2999                      314,632                   8.63%

                           Sun Life Assurance Company
                           Attn: James Joseph
                           PO Box 9133
                           Wellesley Hills, MA  02481-9133               209,288                   5.74%

AllianceBernstein Global   Lincoln Life Variable Annuity
Thematic Growth            1300 S Clinton St
                           Fort Wayne, IN  46802-3506                  3,497,613                  44.76%

                           IDS Life Insurance Co
                           Minneapolis, MN  55474-0014                   765,812                   9.80%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                       603,218                   7.72%

AllianceBernstein Small    GE Life and Annuity Assurance
Cap Growth                 6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                      567,542                  43.17%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 543,899                  41.37%

                           Sun Life Financial Futurity
                           P.O. Box 9134
                           Wellesley Hills, MA 02481-9134                 98,792                   7.51%

                           Horace Mann Life Insurance Co.
                           Horace Mann
                           Springfield, IL  62715-0001                    70,133                   5.33%

AllianceBernstein Real     Anchor National Life Ins Co
Estate Investment          21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901                 502,220                  38.08%

                           Guardian Ins & Annuity Co Inc
                           3900 Burgess PL
                           Bethlehem, PA  18017-9097                     499,941                  37.91%

                           Guardian Ins & Annuity Co. Inc.
                           3900 Burgess PL
                           Bethlehem, PA  18017-9097                     299,679                  22.72%

AllianceBernstein          IDS Life Insurance Corp
International Value        Minneapolis, MN  55474-0014                89,263,009                  53.48%

                           Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT 06104-2999                    20,979,188                  12.57%

                           American Enterprise Life Insurance
                           1497 AXP Financial CTR
                           Minneapolis, MN  55474-0014                14,509,252                   8.69%

                           Lincoln Life Variable Annuity
                           1300 S Clinton St
                           Fort Wayne, IN 46802-3506                   8,696,594                   5.21%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    8,576,438                   5.14%

AllianceBernstein          Lincoln Life Variable Annuity
Small/Mid                  1300 S Clinton St
Cap Value                  Fort Wayne, IN  46802-3506                  8,738,293                  44.08%

                           Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                    3,485,466                  17.58%

                           Allstate Life Insurance Company
                           Northbrook, IL  60062                       2,073,648                  10.46%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    1,135,785                   5.73%

                           Nationwide Insurance Co.
                           PO Box 182029
                           Columbus OH, 43218-2029                     1,059,254                   5.34%

AllianceBernstein Value    Hartford Life and Annuity
                           200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                   12,788,541                  50.84%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    5,812,244                  23.11%

                           AIG Life Insurance Company
                           Attn: Ed Bacon
                           2727A Allen PKWY # 4D1
                           Houston, TX  77019-2107                     2,926,249                  11.63%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               1,406,659                   5.59%

                           Anchor National Life Ins Co
AllianceBernstein Wealth   21650 Oxnard St MSC 6-7
Appreciation Strategy      Woodlands HLS, CA  91367-4901               2,079,553                  75.27%

                           Sunlife Assurance Company
                           One Sunlife Executive Park
                           Wellesley Hills, MA  02481                    498,239                  18.03%

                           Phoenix Life Insurance Company
                           Variable Insurance Co
                           31 Tech Valley Dr
                           E Greenbush, NY  12061-4134                   174,196                   6.30%

AllianceBernstein          Hartford Life and Annuity
Balanced Wealth Strategy   200 Hopmedow Street
                           PO Box 2999
                           Hartford, CT  06104-2999                   12,004,513                  33.24%

                           Separate Account A of Pacific
                           700 Newport Center Drive
                           Newport Beach, CA  92660-6307               8,054,213                  22.30%

                           Anchor National Life Ins Co
                           21650 Oxnard St MSC 6-7
                           Woodlands HLS, CA  91367-4901               5,029,789                  13.93%

                           Hartford Life Separate
                           PO Box 2999
                           Hartford, CT  06104-2999                    4,643,104                  12.85%

                           GE Life and Annuity Assurance
                           6610 W Broad St
                           BLDG 3 5th Floor
                           Attn: Variable Accounting
                           Richmond, VA  23230-1702                    2,106,134                   5.83%

                           Sunlife Assurance Company
                           One Sunlife Executive Park
                           Wellesley Hills, MA  02481                  1,967,345                   5.45%



Code Of Ethics And Proxy Voting Policies And Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

Custodian
---------

          The Bank of New York, 1 Wall Street, New York, New York 10286, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Board, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's securities of foreign issuers.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's principal underwriter.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby will be passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


          The financial statements of AllianceBernstein Variable Products Series Fund, Inc. for the fiscal year ended December 31, 2008 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed with the Commission on Form N-CSR on February 23, 2009. It is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

              STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the Board fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the exchange on which the company's shares are traded. Finally, because we believe that cumulative voting provides a disproportionate voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence or performance of the auditors.

     2.4. Changes In Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the Board should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose shareholder proposals to amend a company's by-laws to give shareholders the right to vote on executive compensation. We believe this by-law amendment is likely to put the company at a competitive disadvantage which, in turn, is likely to adversely affect the value of the company and our clients' interests. We generally will oppose plans that have below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-Us Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.AllianceBernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.



SK 00250 0292 978762 v4

                                     PART C
                                OTHER INFORMATION

ITEM 23.       EXHIBITS:

     (a) (1) Articles of Amendment and Restatement of the Registrant dated February 1, 2006 and filed February 23, 2006 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on March 1, 2006.

          (2) Articles of Amendment of Articles of Incorporation of the Registrant, dated January 9, 2008 and filed January 15, 2008 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 44 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on March 3, 2008.

          (3) Articles of Amendment of Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 28, 2008.

          (4) Articles of Amendment of Articles of Incorporation of the Registrant, dated April 28, 2008 and filed April 28, 2008 - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 46 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 28, 2008.

          (5) Articles of Amendment of Articles of Incorporation of the Registrant, dated September 26, 2008 and filed September 26, 2008
               - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on February 26, 2009.


          (6) Articles of Amendment of Articles of Incorporation of the Registrant, dated March 9, 2009 and filed April 6, 2009 - Filed herewith.


          (7) Articles of Amendment of Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Filed herewith.


          (8) Articles of Amendment of Articles of Incorporation of the Registrant, dated March 30, 2009 and filed March 31, 2009 - Filed herewith.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit 99.77Q1 - Other Exhibits to Form NSAR-A for the Registrant filed with the Securities and Exchange Commission on August 29, 2006.

     (c)       Not applicable.

     (d) (1) Form of Investment Advisory Agreement between Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit
               (d)(1) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2005.

          (2) Sub-Advisory Agreement between AllianceBernstein L.P. and Law, Dempsey & Company Limited, relating to the Global Bond Portfolio
               - Incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 1998.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (6) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 1998.

          (2) Class B Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (c)(2) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on May 3, 1999.

     (f)       Not applicable.

     (g)  (1)  Custody Agreement between the Registrant and The Bank of New York
               - Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 42 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 28, 2006.

     (h) (1) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (9) to Post-Effective Amendment No. 22 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 1998.

     (2) Expense Limitation Undertaking by AllianceBernstein L.P. - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 40 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2005.

     (3)       Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - Incorporated by reference to Post-Effective Amendment No. 41 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on March 1, 2006.

     (i)       Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)       Not applicable.

     (l)       Not applicable.

     (m) Rule 12b-1 Class B Distribution Plan - Incorporated by reference to Exhibit (m) to Post-Effective Amendment No. 27 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on May 3, 1999.

     (n) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 36 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on February 11, 2004.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 31 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 26, 2001.

          (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

Other Exhibits:

               Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner
               - Incorporated by reference to Other Exhibit to Post-Effective Amendment No. 48 of Registrant's Registration Statement on Form N-1A (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on February 26, 2009.

ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit (a), Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and
          Section 9 of the Distribution Services Agreement filed as Exhibit
          (e)(1) and Class B Distribution Services Agreement filed as Exhibit
          (e)(2). The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d)(1) in response to Item 23.

          Article EIGHTH of the Registrant's Articles of Amendment and Restatement of Articles of Incorporation reads as follows:

          EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

          (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
          (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in
          (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

          (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

          (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in any thereof not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or be reason of reckless disregard of its obligations or duties thereunder. The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the indemnitee) was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (disabling conduct) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither interested persons of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding (disinterested, non-party directors), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          ARTICLE IX of the Registrant's Amended and Restated By-laws reads as follows:

          ARTICLE IX. Indemnification.

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of AllianceBernstein L.P. under the caption Management of the Fund in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

     (a) ABI, is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

-------------------------------------------------
 (1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.


     (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                            POSITIONS AND
                             POSITIONS AND                  OFFICES WITH
NAME                         OFFICES WITH UNDERWRITER       REGISTRANT
----                         ------------------------       ----------

Directors
---------

Mark R. Manley               Director

Robert M. Keith              Director


Officers
--------

Robert M. Keith              Executive Managing             President and Chief
                             Director                       Executive Officer

Gerald M. Lieberman          President
                             and Chief Operating Officer

Richard A. Davies            Executive Vice President

Frank Speno                  Executive Vice President

Andrew L. Gangolf            Senior Vice President and      Assistant Secretary
                             Assistant General Counsel

Emilie D. Wrapp              Senior Vice President,         Secretary
                             Assistant General Counsel
                             and Assistant Secretary

Daniel A. Notto              Senior Vice President,
                             Counsel and Assistant
                             Secretary

Christopher S. Alpaugh       Senior Vice President

Audie G. Apple               Senior Vice President

Steven R. Barr               Senior Vice President and
                             Assistant Secretary

Amy I. Belew                 Senior Vice President

Peter G. Callahan            Senior Vice President

Russell R. Corby             Senior Vice President

John W. Cronin               Senior Vice President

Robert J. Cruz               Senior Vice President

Jennifer M. DeLong           Senior Vice President

John C. Endahl               Senior Vice President

Adam E. Engelhardt           Senior Vice President

John Edward English          Senior Vice President

Edward J. Farrell            Senior Vice President and
                             Controller

Mark D. Gersten              Senior Vice President and
                             Treasurer

Kenneth L. Haman             Senior Vice President

Joseph P. Healy              Senior Vice President

Mary V. Kralis Hoppe         Senior Vice President

Scott Hutton                 Senior Vice President

Robert H. Joseph, Jr.        Senior Vice President and
                             Assistant Treasurer

Eric L. Levinson             Senior Vice President

Matthew P. Mintzer           Senior Vice President

Thomas F. Monnerat           Senior Vice President

Joanna D. Murray             Senior Vice President

Jeffrey A. Nye               Senior Vice President

John J. O'Connor             Senior Vice President

Catherine N. Peterson        Senior Vice President

Mark A. Pletts               Senior Vice President

Stephen C. Scanlon           Senior Vice President

John P. Schmidt              Senior Vice President

Gregory K. Shannahan         Senior Vice President

Peter J. Szabo               Senior Vice President

Joseph T. Tocyloski          Senior Vice President

Craig E. Welch               Senior Vice President

Patrick E. Ryan              Vice President and Chief
                             Financial Officer

Albert J. Angelus            Vice President

Kenneth F. Barkoff           Vice President

Peter J. Barron              Vice President

William G. Beagle            Vice President

Christopher M. Berenbroick   Vice President

Chris Boeker                 Vice President

Brandon W. Born              Vice President

Richard A. Brink             Vice President

Shaun D. Bromley             Vice President

Beth P. Bruen                Vice President

Brian Buehring               Vice President

Kevin T. Cannon              Vice President

Daniel W. Carey              Vice President

Tobin W. Chakeen             Vice President

Alice L. Chan                Vice President

Laura A. Channell            Vice President

Emily A. Chien               Vice President

Flora Chuang                 Vice President

Peter T. Collins             Vice President

Joseph D. Connell, Jr.       Vice President

Michael C. Conrath           Vice President

Dwight P. Cornell            Vice President

Robert A. Craft              Vice President

John D. Curry                Vice President

Walter F. Czaicki            Vice President

John M. D'Agostino           Vice President

Brett E. Dearing             Vice President

Christine M. Dehil           Vice President

Darren K. DeSimone           Vice President

Ronald G. Dietrich           Vice President

Carmela Di Meo               Vice President

Joseph T. Dominguez          Vice President

Bradford P. Doninger         Vice President

Bernard J. Eng               Vice President

Daniel Ennis                 Vice President

Michael J. Eustic            Vice President

Hollie G. Fagan              Vice President

Matthew G. Fetchko           Vice President

Michael F. Foy               Vice President

Kevin T. Gang                Vice President

Mark A. Gessner              Vice President

Mark C. Glatley              Vice President

Kimberly A. Collins Gorab    Vice President

Joseph T. Haag               Vice President

Brian P. Hanna               Vice President

John G. Hansen               Vice President

Shannon R. Harkins           Vice President

Terry L. Harris              Vice President

Michael S. Hart              Vice President

Daniel R. Hemberger          Vice President

Anthony D. Ialeggio          Vice President

Eric S. Indovina             Vice President

Oscar J. Isoba               Vice President

Kumar Jagdeo II              Vice President

Matthew L. Joki              Vice President

Jung M. Kim                  Vice President

Joseph B. Kolman             Vice President

Ted R. Kosinski              Vice President

Scott M. Krauthamer          Vice President

Jeffrey J. Lamb              Vice President

Christopher J. Larkin        Vice President

Laurel E. Lindner            Vice President

James M. Liptrot             Vice President and
                             Assistant Controller

Colleen S. Lorence           Vice President

Edward R. Lupo               Vice President

Jennifer L. Magill           Vice President

Silvia Manz                  Vice President

Osama Mari                   Vice President

Jay G. McAndrew              Vice President

Joseph R. McLean             Vice President

Craig S. McKenna             Vice President

Bart D. Miller               Vice President

Troy E. Mosconi              Vice President

Paul S. Moyer                Vice President

Juan Mujica                  Vice President

John F. Multhauf             Vice President

Robert D. Nelms              Vice President

Jamie A. Nieradka            Vice President

Suzanne E. Norman            Vice President

Alexandria N. Novak          Vice President

John J. Onofrio              Vice President and
                             Assistant Treasurer

Ian J. O'Brien-Rupert        Vice President

Alex E. Pady                 Vice President

David D. Paich               Vice President

Kimchu Perrington            Vice President

Leo J. Peters IV             Vice President

Thomas C. Pfeifer            Vice President

Joseph J. Proscia            Vice President

John D. Prosperi             Vice President

Carol H. Rappa               Vice President

Jessie A. Reich              Vice President

Heidi A. Richardson          Vice President

James A. Rie                 Vice President

Lauryn A. Rivello            Vice President

Patricia A. Roberts          Vice President

Francis W. Ross              Vice President

Miguel A. Rozensztroch       Vice President

Kristin M. Seabold           Vice President

William D. Shockley          Vice President

John F. Skahan               Vice President

Praveen K. Singh             Vice President

Karen Sirett                 Vice President

Elizabeth M. Smith           Vice President

Orlando Soler                Vice President

Laurie L. Snively            Vice President

Daniel L. Stack              Vice President

Ben H. Stairs                Vice President

Jason P. Stevens             Vice President

Brian D. Stokes              Vice President

Kelly P. Sudafer
(a/k/a, Kelly Sudovar)       Vice President

Scott M. Tatum               Vice President

Asher B. Teigman             Vice President

Nancy D. Testa               Vice President

Jay D. Tini                  Vice President

Ellen Tobin                  Vice President

Keri-Ann S. Toritto          Vice President

Laura L. Tocchet             Vice President

Louis L. Tousignant          Vice President

James R. Van Deventer        Vice President

Christian G. Wilson          Vice President

Stephen M. Woetzel           Vice President

Joanna Wong                  Vice President

Tao T. Wu                    Vice President

Joseph Abate                 Assistant Vice President

Constantin L. Andreae        Assistant Vice President

Steven D. Barbesh            Assistant Vice President

DeAnna D. Beedy              Assistant Vice President

Roy C. Bentzen               Assistant Vice President

Michael A. Bosi              Assistant Vice President

James M. Broderick           Assistant Vice President

Scott A. Brown               Assistant Vice President

Judith A. Chin               Assistant Vice President

Christine M. Crowley         Assistant Vice President

Jamila Dalia                 Assistant Vice President

Daniel A. Dean               Assistant Vice President

Ralph A. DiMeglio            Assistant Vice President

Kilie A. Donahue             Assistant Vice President

Brian M. Dunkin              Assistant Vice President

Michael J. Ferraro           Assistant Vice President

Robert A. Fiorentino         Assistant Vice President

Jose R. Garcia               Assistant Vice President

Michele J. Giangrande        Assistant Vice President

Adam J. Gilbert              Assistant Vice President

Cecilia N. Gomes             Assistant Vice President

Stefanie M. Gonzalez         Assistant Vice President

Heath Grossman               Assistant Vice President

Friederike Grote             Assistant Vice President

Kelly P. Guter-Sudafer       Assistant Vice President

Junko Hisamatsu (Cox)        Assistant Vice President

Lia A. Horii                 Assistant Vice President

Julie E. (Gerstmayr) Kelly   Assistant Vice President

Aaron S. Kravitz             Assistant Vice President

Junko Kimura                 Assistant Vice President

Stephen J. Laffey            Assistant Vice President       Assistant Secretary
                             and Counsel

Jayson W. Leisenring         Assistant Vice President

Jonathan M. Liang            Assistant Vice President

Brian C. Lynch               Assistant Vice President

Mark J. Maier                Assistant Vice President

Matthew J. Malvey            Assistant Vice President

Francesco Martello           Assistant Vice President

Russell B. Martin            Assistant Vice President

David G. Mitchell            Assistant Vice President

Jennifer A. Mulhall          Assistant Vice President

Isabella Nunes               Assistant Vice President

Brian W. Paulson             Assistant Vice President

Steven Pavlovic              Assistant Vice President

Jared M. Piche               Assistant Vice President

Vinod B. Pittampalli         Assistant Vice President

Cameron V. Polek             Assistant Vice President

Damien J. Porras             Assistant Vice President

Mark A. Quarno               Assistant Vice President

Marc S. Reed                 Assistant Vice President

Jennifer R. Rolf             Assistant Vice President

Kristin M. Sammon            Assistant Vice President

Matthew M. Stebner           Assistant Vice President

Christopher R. Thabet        Assistant Vice President

William Tohme                Assistant Vice President

Damaris Torres               Assistant Vice President

Laurence Vandecasteele       Assistant Vice President

Kellie L. Weil               Assistant Vice President

Martin J. Zayac              Assistant Vice President

Mark R. Manley               Secretary

Colin T. Burke               Assistant Secretary

     (c)  Not Applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of The Bank of New York, the Registrant's custodian, One Wall Street, New York, NY 10286. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not Applicable.

ITEM 30.  Undertakings.

          Not Applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 28th day of April, 2009.

                                          ALLIANCEBERNSTEIN VARIABLE
                                          PRODUCTS SERIES FUND, INC.

                                          By: /s/ Robert M. Keith*
                                              ----------------------
                                                  Robert M. Keith
                                                  President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

     SIGNATURE                           TITLE                       DATE
     ---------                           -----                       ----

1.   Principal Executive Officer

     /s/ Robert M. Keith*               President and Chief     April 28, 2009
     --------------------------         Executive Officer
         Robert M. Keith

2.   Principal Financial and
     Accounting Officer

     /s/ Joseph  J. Mantineo            Treasurer and           April 28, 2009
     --------------------------         Chief Financial
         Joseph J. Mantineo             Officer

3.   All of the Directors:
     ---------------------

     John H. Dobkin*
     Michael Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*

     *By: /s/ Andrew L. Gangolf                                 April 28, 2009
          ---------------------
              Andrew L. Gangolf
              (Attorney-in-fact)

                                   INDEX TO EXHIBITS
                                   -----------------

Exhibit No.   Description of Exhibits

(a)(6)        Articles of Amendment of Articles of Incorporation

(a)(7)        Articles of Amendment of Articles of Incorporation

(a)(8)        Articles of Amendment of Articles of Incorporation

(i)           Opinion and Consent of Seward & Kissel LLP

(j)           Consent of Independent Registered Accounting Firm

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